UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:	811-5853

HERITAGE INCOME TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

Francine J. Rosenberger, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis, LLP

1601 K Street, NW

Washington, D.C. 20006

Registrant’s Telephone Number, including Area Code: (727) 567-8143

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Item 1.	Reports to Shareholders

Heritage Mutual Funds

Annual Report

and Investment Performance Review

for the fiscal year ended October 31, 2007

Capital Appreciation Trust

Core Equity Fund

Diversified Growth Fund

Growth and Income Trust

High Yield Bond Fund

International Equity Fund

Mid Cap Stock Fund

Small Cap Stock Fund

President’s Letter1

Growth of a $10,000 Investment2

Discussion of Fund Performance
Capital Appreciation Trust4
Core Equity Fund6
Diversified Growth Fund10
Growth and Income Trust 12
High Yield Bond Fund14
International Equity Fund17
Mid Cap Stock Fund19
Small Cap Stock Fund22

Investment Portfolios
Capital Appreciation Trust25
Core Equity Fund25
Diversified Growth Fund26
Growth and Income Trust 27
High Yield Bond Fund 29
International Equity Fund32
Mid Cap Stock Fund37
Small Cap Stock Fund38

Financial Highlights41

Statements of Assets and Liabilities44

Statements of Operations45

Statements of Changes in Net Assets46

Notes to Financial Statements48

Report of Independent Registered Certified Public Accounting Firm58

Renewal of Investment Advisory and Subadvisory Agreements59

Understanding Your Ongoing Costs64

Principal Risks66

Trustees and Officers69

Federal Income Tax Notice70

Fellow Shareholders

I am pleased to present the annual report and investment performance review of the Heritage Mutual Funds (the “Funds”) for the fiscal year ended October 31, 2007 (the “reporting period”).

During the reporting period, most major equity market indices showed positive returns in spite of sharp market declines in February and August, each of which was followed by a strong rebound. Since the end of the reporting period, however, continuing market pressures relating to the credit and sub-prime mortgage issues have offset most of the market gains during the reporting period. Such volatility over short-term stresses the importance of adopting a long-term, diversified investment plan and maintaining discipline through all market environments. The table below provides the Class A shares return, without the imposition of a front-end sales charge, for each fund and its respective benchmark index during the reporting period.

Fund/Benchmark index	Class A return 11/1/06 to 10/31/07
Capital Appreciation Trust	22.02%
Russell 1000® Growth	19.23%
S&P 500 Index	14.56%
Core Equity Fund	9.85%
S&P 500 Index	14.56%
Diversified Growth Fund	34.28%
Russell Midcap® Growth Index	19.72%
Growth and Income Trust	28.17%
S&P 500 Index	14.56%
High Yield Bond Fund	4.93%
Citigroup High YieldSM Market Index	6.82%
International Equity Fund	32.58%
MSCI® ACWI ex-US	32.43%
MSCI EAFE® Index	25.43%
Mid Cap Stock Fund	20.08%
S&P MidCap 400 Index	17.02%
Small Cap Stock Fund	17.65%
Russell 2000® Index	9.27%

Beginning on page 4, the portfolio managers for each fund will discuss their particular fund’s performance, including an assessment of the economic environment as it pertains to their particular fund. Please remember that the views expressed in this document are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the fiscal year end, there is no guarantee the Funds will continue to hold these securities in the future. Our website, HeritageFunds.com, provides monthly and quarterly performance updates, daily prices, portfolio holdings and other Fund information.

Earlier this month, Awad Asset Management, Inc., a subadviser to the Small Cap Stock Fund, was reorganized as a wholly-owned subsidiary of Eagle Asset Management, Inc. (“Eagle”) and renamed Eagle Boston Investment Management, Inc. The portfolio management team and other officers remain unchanged. Eagle and Heritage are both wholly-owned subsidiaries of Raymond James Financial, Inc. The Fund’s prospectus has been supplemented to reflect this change.

I would like to remind you that investing in any mutual fund carries certain risks. For your convenience, we have included a Principal Risks section beginning on page 66, which gives a description of the principal risk factors that relate to the Funds. In addition, I ask that you carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or at HeritageFunds.com or your financial advisor for a prospectus, which contains this and other important information about the Funds.

Our firm is committed to the financial well-being of our clients. We are grateful for your continued support and confidence in the Heritage Mutual Funds.

Sincerely,

Stephen G. Hill

President

December 11, 2007

1

Growth of a $10,000 Investment

10.31.2007

Performance Graph Information  |   The charts show the growth of a hypothetical $10,000 investment in each Fund’s class A shares for the periods shown, as well as each Fund’s respective benchmark index. Each Fund’s value reflects its respective maximum front-end sales charge, fund expenses and reinvestment of dividends, but does not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

The charts also show the investment returns and expense ratios of each Fund’s class A shares for the period ended October 31, 2007. The returns are calculated according to SEC regulations, which assume the maximum front-end sales charge for the class A shares of each Fund and the deduction of fund expenses. The expense ratios reflect the gross expense ratios shown in the Annual Fund Operating Expenses table of the January 2, 2007 prospectus. These gross expense ratios are based on these Funds’ previous fiscal year expenses and differ from the gross expense ratios for the current fiscal year as reflected in the Financial Highlights. Additional information pertaining to the Funds’ expense ratios as of October 31, 2007 can be found in the Financial Highlights.

Please consider the investment objectives, risks, charges and expenses of each fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about each fund. Read the prospectus carefully before you invest or send money.

Investment in the Capital Appreciation Trust from 11/1/97 to 10/31/07

Investment in the Core Equity Fund from 5/2/05 to 10/31/07

Investment in the Diversified Growth Fund from 8/20/98 to 10/31/07

Investment in the Growth and Income Trust from 11/1/97 to 10/31/07

2

Growth of a $10,000 Investment

10.31.2007

Investment in the High Yield Bond Fund from 11/1/97 to 10/31/07

Investment in the International Equity Fund(a) from 11/1/97 to 10/31/07

Investment in the Mid Cap Stock Fund from 11/6/97 to 10/31/07

Investment in the Small Cap Stock Fund from 11/1/97 to 10/31/07

(a) Effective July 1, 2007, the International Equity Fund replaced its performance benchmark index, the Morgan Stanley Europe Australasia and Far East Index (“MSCI EAFE®”), with the Morgan Stanley Capital International, Inc. All Country World ex-U.S. Index (“MSCI® ACWI-ex US”). The MSCI ACWI-ex US benchmark index contains emerging markets in the index, while the MSCI EAFE does not. Thus, the MSCI ACWI-ex US better reflects the holdings within this fund.

Performance data presented in the table and the graphs is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month end, please visit our website at HeritageFunds.com.

3

Discussion of Fund Performance
Capital Appreciation Trust

Investment Objective  |  The Heritage Capital Appreciation Trust (the “Fund”) seeks long-term capital appreciation.

Investment Highlights  |  During normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The portfolio management team invests in the stocks of companies of any size without regard to market capitalization.

The Fund’s portfolio management team uses a “bottom-up” method of analysis based on in-depth, fundamental research to determine which stocks to purchase for the Fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio management team purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company’s long-term growth fundamentals.

Benchmark Indices  |  The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. The Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market.

Meet the Managers  |  Steven M. Barry, David G. Shell and Gregory H. Ekizian are Chief Investment Officers and Senior Portfolio Managers of Goldman Sachs Asset Management, and have been responsible for the day-to-day management of the Fund since 2002. Shell and Ekizian have been affiliated with the Fund since 1987 and 1990, respectively; Barry joined the team in 1999. Shell is a chartered Financial Analyst and has 20 years’ investment experience. He earned a BA from University of South Florida. Ekizian is a chartered Financial Analyst with 22 years’ investment experience. He earned an MBA from University of Chicago Graduate School of Business. Barry has 22 years’ investment experience and earned a BA from Boston College. Goldman Sachs Asset Management assumed management of the Fund in 1997.

During an interview conducted on November 28, 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the large-cap growth market environment (the Fund’s investment market) during the reporting period?

A: Despite periods of extreme volatility, the Russell 1000® Growth Index returned 19.23% for the fiscal year ended October 31, 2007. Rising oil prices and instability within the sub-prime mortgage market negatively affected the market. The Federal Reserve Board (the “Fed”) cut short-term interest rates twice during the period and noted that some inflation risk remains. The energy and technology sectors led the market while the media and consumer discretionary sectors lagged.

Q: How did the Fund perform during the reporting period?

A: For the fiscal year ended October 31, 2007, the Fund’s Class A shares returned 22.02% (excluding front-end sales charges). During that same period, the Fund’s benchmark, the Russell 1000® Growth Index, returned 19.23% and the S&P 500 Index, an additional benchmark, returned 14.56%. Strong performance of the Fund’s holdings within the healthcare, energy and technology sectors contributed to performance. On the downside, select finance and producer goods and services holdings were weak in sympathy with the negative sentiment surrounding the sub-prime mortgage market.

Q: How did the Fund compare to its benchmark index during the reporting period?

A: During the reporting period, the Fund’s Class A shares outperformed its benchmark index. The portfolio’s sector weightings are a direct result of our bottom-up, research-intensive approach to investing. In several instances, on both a stock and sector level, the portfolio is meaningfully different from the benchmark, thus representing potential sources of positive or negative returns relative to the benchmark. For example, the Fund is underweight in cyclicals, as most of these businesses do not typically meet our investment criteria because their revenues predominately depend on the increasing price of an underlying commodity. This strategy has the potential to underperform in markets where the advance is narrow in breadth, or with an emphasis on lower quality, speculative names. However, we believe it should outperform over the long-term in most environments, especially where quality is favored.

We do not specifically avoid investments in a particular sector or industry; however, the aforementioned investment characteristics result in a low or zero weighting in several

4

Discussion of Fund Performance
Capital Appreciation Trust (cont’d)

sectors. These include capital goods, basic industry and other cyclical companies that we feel are incapable of exhibiting long-term growth. As mentioned, most businesses in the cyclical sector do not typically meet our investment criteria.

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: Schlumberger Ltd. was the top contributor to performance during the reporting period as the company reported a rise in third quarter net income driven by strong international growth. We understand that this oilfield service company continues to focus on international growth, including existing operations in Asia and the Middle East, as well as new opportunities in North Africa.

Google, Inc. contributed to performance as the company reported a surge in third quarter profits, driven by market share gains and continued strength in its search advertising business. In our view, Google is competitively well positioned, as it has over 50% market share in the U.S. and over 70% share of web searches worldwide.

Crown Castle International Corporation contributed to performance as the company raised its outlook for 2007 during the reporting period. Management cited an increase in tower site rental revenue and continued advances in the company’s integration of Global Signal as the main drivers of results. We continue to have conviction in the company as we believe the underlying prospects of the wireless tower industry remains robust. Growth is being driven by demand for tower space, new technology service offerings and an emphasis on enhancing network quality.

Research In Motion contributed to performance as the company continued to benefit from subscriber growth and expanding business opportunities in key markets. We believe the company’s growth prospects are favorable as businesses advance the adoption of mobile e-mail and introduce it more deeply within their organizations. In addition, the consumer-focused BlackBerry products appear to be broadening the brand’s appeal into a larger potential market.

Shares of Charles Schwab Corporation were strong as the company saw a surge in third quarter earnings on increased trading activity and asset inflows. Furthermore, the company announced a $2.3 billion share repurchase program that boosted its share price in July.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: Freddie Mac’s stock detracted from performance in sympathy with negative sentiment surrounding the sub-prime mortgage market. In our view, Freddie Mac’s loan portfolio is strong with fewer delinquencies than the broad credit market and no default risk. We continue to have conviction in Freddie Mac and believe the government sponsored enterprise charter provides an enduring competitive advantage.

McGraw-Hill Companies, Inc. and Moody’s Corporation (which owns Standard & Poor’s) experienced weakness over the last twelve months as they have been impacted by the issues in the sub-prime mortgage market. McGraw-Hill rates some sub-prime loans in its ratings business. The company has no balance sheet risk from sub-prime loans and less than 5% of the company’s revenue comes from sub-prime ratings. While McGraw-Hill’s growth may be affected if issuance slows, we believe this is already reflected in the stock price and have managed position sizes accordingly.

Despite posting solid financial results, shares of Genentech, Inc. were weak during the period. We believe the company’s growth prospects are favorable as its key products Avastin, Herceptin and Rixtan are standard of care monopolies that have proven survival benefits in cancer patients. In our view, Genentech should deliver strong growth as the company has a successful track record of new product development.

Shares of Home Depot, Inc. pulled back as a result of a struggling U.S. housing market that has resulted in fewer home sales and rising inventory. The company has also been impacted by weakness in the sub-prime mortgage market, which has led to increasing home foreclosures and less residential construction. We believe long-term growth prospects are still favorable for Home Depot. In addition, Home Depot is starting to implement a large stock buyback program and we understand that management is focusing on making investments in the business and growing cash flow.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: The risks of the Fund are managed in three key ways: thorough knowledge of high-quality companies, a consistent investment style, and disciplined portfolio construction. Our ability to identify excellent companies, which we believe are strategically poised for long-term growth, is a key component of our risk management process. We perform rigorous fundamental research on each of our investments to ensure that we understand the risks and rewards. We define risk as related to the probability of a permanent loss of capital rather than the volatility of returns and we assess the real business worth of each company that meets our rigorous standards. Our research includes extensive visits with company managements

5

Discussion of Fund Performance
Capital Appreciation Trust (cont’d)

as well as customers, competitors, and suppliers, in-depth balance sheet and income statement analysis, analysis of company- and industry-specific risks and continual reassessment of the threats to portfolio holdings. Since we invest in high-quality growth companies whose stocks are attractively valued, we believe that we are inherently limiting our level of risk over the long-term. The second component of risk management is a consistent investment style, which has remained the same since its inception. Our team approach to investment management helps ensure that we maintain our defined style. Our portfolio characteristics, which have remained consistent over time, reflect our disciplined style adherence. The third component of risk management is disciplined portfolio construction. An experienced senior portfolio management team, rather than an individual, manages the portfolio. We actively monitor the individual stock, sector, and thematic exposure of the portfolio in order to adhere to the risk profile of the portfolio. Our guidelines are as follows: we strive to have no more than 10% of the portfolio concentrated in any one stock holding and no more than 50% of the portfolio concentrated in any single sector. We are not market timers and we strive to remain fully invested, aiming for less than 5% cash at all times.

Core Equity Fund

Investment Objective  |  The Core Equity Fund (the “Fund”) seeks long-term growth through capital appreciation.

Investment Highlights  |  Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment).

The Fund seeks to achieve its objective by investing in equity securities which the portfolio managers believe to have the potential for growth over the intermediate- and long-term. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers’ strategy combines a “bottom-up” research process with a relative-valuation discipline in purchasing stocks. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. In general, the Fund’s portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics:

(1)	projected earnings growth rate at or above the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”),
(2)	above-average earnings quality and stability, or
(3)	a price-to-earnings ratio comparable to the S&P 500 Index.

Benchmark Index  |  The S&P 500 Index is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market.

Meet the Managers  |  Craig Dauer, John “Jay” Jordan, Robert Marshall and Richard Skeppstrom, of Eagle Asset Management, Inc. (“Eagle”) are Portfolio Co-Managers. Skeppstrom is a managing director of Eagle and has 16 years’ investment experience. He earned a BA and an MBA from University of Virginia. Jordan is a chartered Financial Analyst and has 16 years’ investing experience. He received a BS from University of Virginia. Dauer has 13 years’ investing experience and holds a BA from Colgate University and an MBA from University of Virginia. Marshall has 20 years’ investing experience. He received a BA from University of Virginia and an MBA from Santa Clara (California) University. The team has managed the Fund since inception.

During an interview conducted on November 20, 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the large-cap growth market environment (the Fund’s investment market) during the reporting period?

A: The Fund’s benchmark, the S&P 500 Index returned 14.56% for the period. An expanding economy with relatively low “core” inflation (excluding food and energy), interest rates that remained in an historically low range, and attractive, but

6

Discussion of Fund Performance
Core Equity Fund (cont’d)

slowing corporate profit growth, provided a favorable backdrop for the equity market as represented by the benchmark S&P 500 Index during the period. Stock prices generally trended higher from the beginning of the period through late February when a global sell-off interrupted the rally that had begun during July 2006. Prior to the sell-off, deteriorating housing market-related news began to weigh on stock prices. Rising delinquency rates on sub-prime mortgages that resulted in large provisions for losses triggered a sell-off of sub-prime specialist lenders. Then, on February 27th, Shanghai’s stock exchange plunged 9%, triggered in part by increasing government efforts to quell speculative investments, and the sell-off spread to markets around the globe, raising risk premiums in both equity and fixed income markets. Contributing to the markets’ heightened focus on risk included: former Federal Reserve (the “Fed”) Chairman Greenspan’s mention of a possible recession in a satellite presentation to a Hong Kong audience; a sharp drop in January’s durable goods orders, and Freddie Mac’s plan to tighten its purchase standards on sub-prime loans, adding to the widening fallout from rising default rates in the sub-prime mortgage sector.

Stock prices stabilized during March and trended higher during April and May as: economic releases showed signs of improvement following a weak first quarter; underlying inflation pressures remained stable; profit growth was better-than-expected; merger and acquisition activity continued at a high level; and global markets remained strong. Investor sentiment turned sour during June; however, on interest rate and inflation worries. Housing data also continued to deteriorate as RealtyTrac reported that May foreclosure filings surged 90% year-to-year and rose 19% from April. Stocks trended higher during the first half of July, supported by encouraging economic data and merger and acquisition activity. During the third week, however, the stock market began a one-month descent, triggered in part by Standard and Poors and Moody’s announced plans to downgrade hundreds of bonds backed by sub-prime mortgages, belatedly acknowledging their misjudgment of risk associated with these securities. Negative sentiment was reinforced on August 9th when a global sell-off was sparked by BNP Paribas, a major French bank, when it halted withdrawals from three investment funds holding sub-prime-backed securities, reigniting credit market concerns that sent short rates higher and prompted the European Central Bank and, later on, the Fed to inject liquidity into the banking system to bring short rates down. Spreading credit market turmoil into the asset-backed commercial paper market weighed on the equity market through August 16th. The next morning, the Fed stepped in with a 50 basis point cut in the discount rate to 5.75% that sparked a rally supported by expectations of a Fed rate cut by or on its next meeting date (9/18), strong durable goods orders, and by the Fed’s acceptance of asset-backed commercial paper as collateral which helped sooth credit markets.

Stocks moved irregularly higher through the end of October as investors focused on the Fed’s greater-than-expected 50 basis point cut in its target fed funds rate (to 4.75%) and an unexpectedly strong September employment report. During the third week, however, stocks sold off in reaction to a combination of disappointing earnings reports, rising crude oil prices, heightened credit market concerns, and weak housing market news including Fed Chairman Bernanke’s comments at the New York Economic Club where he said that the housing downturn is likely to remain “a significant drag” on economic growth through early 2008. Stocks rebounded during the last full week, however, on Microsoft’s surprisingly strong earnings announcement, Countrywide Financial’s expectation of a profitable fourth quarter, and consensus expectations of another Fed rate cut which were fulfilled on October 31st when the Fed lowered its target interest rate by a quarter point to 4.5%, but with the added caveat that risks of weaker economic growth and higher inflation were roughly balanced, thereby discouraging expectations of further reductions. October ended with a stronger-than-expected gross domestic product report, crude oil futures reaching a new record of $94.53 a barrel, gold futures rising to a 27-year high of $792 an ounce, the U.S. dollar declining to a new low against the Euro, and credit market concerns temporarily placed on the back burner.

Within the environment described above, the strongest-performing Standard and Poor’s sectors included: energy, materials, information technology, utilities, telecommunications services, and industrials. The weakest sectors included: financials, consumer discretionary, healthcare, and consumer staples.

Q: How did the Fund perform during the reporting period?

A: The Fund’s Class A shares returned 9.85% during the period (excluding front-end sales charges). The strongest performing sectors in the Fund included: information technology, consumer staples, consumer discretionary, and industrials. Lagging sectors included: telecommunications services, financials, materials, healthcare, utilities, and energy.

Q: How did the Fund compare to its benchmark index during the reporting period?

A: The Fund’s Class A shares underperformed its benchmark during the period, held back by a lack of meaningful participation in the strong-performing energy sector,

7

Discussion of Fund Performance
Core Equity Fund (cont’d)

underperformance in the weak and somewhat over-weighted finance sector, and underperformance in market-weighted telecommunications services. On the other hand, the Fund benefited from outperformance in the slightly over-weighted and strong-performing information technology sector, outperformance in the slightly underweighted consumer discretionary sector, and outperformance in market-weighted consumer staples. The Fund’s overall sector positioning continues to be more reflective of a dynamic process that seeks attractive businesses selling at reasonable valuations.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: Countrywide Financial’s stock declined during the Fund’s holding period. Mortgage banks and mortgage originators came under tremendous pressure during the period. The Fund’s very small position in this stock was a mistimed attempt to profit from what appeared to be an overly pessimistic view of the situation as Countrywide did not initially appear to be overly exposed as some sub-prime lenders were. Events in sub-prime and in mortgage related lending in general have materially deteriorated and we decided to sell the Fund’s position in anticipation of prolonged impairment of Countrywide’s business model.

The performance of large capitalization domestic banks was generally lackluster throughout most of the period as a flat yield curve and the expectation of normalizing credit bit into earnings and enthusiasm for the group. However, we were positive on these institutions given their huge capital cushions, diversified revenue streams, attractive valuations, and apparent lack of significant sub-prime exposure. Citigroup Inc. stock declined during the period. Citigroup was more diversified than the average given its strong international presence and large investment bank and brokerage operations. In late October sustained selling of many large financial institutions’ stocks began as unexpectedly large sub-prime exposures were disclosed and/or suspected. In Citigroup’s third quarter earnings call they revealed $13 billion of collateralized debt obligation (“CDO”) exposure, a modest write-down of same as well as a significant increase in the loss provision for other mortgage assets. The problem securities are CDOs and other securities with sub-prime collateral. While Citigroup’s original disclosure did not significantly damage its capital position it raised red flags. Merrill Lynch’s subsequent revelation of much larger CDO exposure and write-down caused us to reconsider Citigroup’s stated exposure given their sizable participation in the CDO business. It appears that many large financial institutions got into the sub-prime CDO manufacturing and distribution business and when the market for these securities evaporated in the late summer, they were left with significant balance sheet exposure. The Fund’s position was significantly reduced at the end of the period and subsequently the Fund sold out of the position. Citigroup has revealed significantly higher CDO exposure and fired its chief executive officer.

Wachovia Corporation’s stock price declined during the period. In late October sustained selling of many large financial institutions’ stocks began as unexpectedly large sub-prime exposures were disclosed and/or suspected. In addition, residential mortgage lenders came under pressure as credit began to normalize, especially in markets such as California, Nevada and Florida that had enjoyed excessive price appreciation. While Wachovia did not disclose a significant CDO portfolio, the company did substantially increase its loan loss reserves which set off fears that its purchase of Golden West, primarily a high quality option arm mortgage lender in California, will turn out to be a significant drag or worse. Our view of Wachovia remains that it is diversified lender with a generally high quality portfolio of assets, a large portion of which are mortgages. We have no evidence to suggest that Golden West’s high lending standards were compromised and we added to the Fund’s position several times during the period. Wachovia remains one of the Fund’s larger positions because it is attractively valued and we believe that large banks will survive this crisis in better position.

The stock price of Capital One Financial Corporation declined during the period. Capital One’s business until very recently was credit card lending. Despite all of Capital One’s innovations in this business, competition and a maturing of growth in the industry drove Capital One to diversify its business. It added auto lending and international card and then unfortunately it purchased two large regional banks. The Fund purchased the stock subsequent to what we believed would be the final earnings adjustment related to the bank acquisitions. This turned out to be premature as the company experienced a series of earnings reductions most significantly related to an alternative-documentation mortgage (“Alt-A”) mortgage originator acquired along with the North Fork bank acquisition. We decided to sell the Fund’s position in anticipation of the spread of credit problems into Capital One’s sub-prime credit card and auto portfolios as a result of obvious strains on the economy.

Freddie Mac’s stock declined during the period. The stock market has developed a very negative view of mortgage insurers and the government sponsored enterprise’s (“GSE”) high credit standards do not appear to count for much in the

8

Discussion of Fund Performance
Core Equity Fund (cont’d)

current environment. Importantly, we believe that this environment is reinforcing the need for the GSE’s in terms of providing liquidity to the mortgage markets. In addition, we believe the companies will face less competition and may be able to pass on higher guarantee fees. While the superior position of the GSEs will likely not be obvious in earnings growth in the next quarter or two, we believe it will over the long-term. The Fund maintained its position throughout the period.

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: Nokia Corporation contributed meaningfully to portfolio performance for the period as solid underlying handset industry growth coupled with increased market share drove strong revenue and earnings growth. We decided to trim the Fund’s position in early August and then eliminated the position in September based on our concern that Nokia’s handset market share had reached unsustainable levels, making earnings expectations difficult to achieve going forward.

The Fund’s entire position in EMC Corporation was sold in July as the stock moved higher in anticipation of the partial initial public offering of the company’s wholly owned subsidiary VM Ware. EMC was a strong contributor to the performance of the portfolio; however, valuation became a bit frothy as more speculative investors sought to game the offering. Compounding our worries were the troubles being experienced in the finance vertical as sub-prime mortgage woes continued to crop up.

Microsoft Corporation’s new Vista operating system started to get some traction in the calendar third quarter of 2007, driving above consensus earnings growth. We believe that the current product cycle should last through 2008 into 2009 as enterprise adoption of Vista/Office 2007 finally hits stride. The success of the new operating system is being further enhanced by higher price points in the form of a new premium offering and lower rates of piracy, primarily in Asia. As we move into 2008, earnings should find further support in new releases of Windows Server, SQL Server, and Visual Studio. Valuation remains quite compelling, especially in light of the new release pipeline.

CVS Caremark Corporation had a positive impact on the Fund’s performance during the period. Early in the period, there was concern in the market that both drugstores and pharmacy benefit managers (“PBM”s) were threatened by (1) Wal-Mart’s $4 generic prescription drug program, and (2) a potential change to the benchmark used to set wholesale prices for drugs. CVS’ offer to buy Caremark, and Caremark’s willingness to sell, were taken by some as corroboration of these concerns. After a battle with Express Scripts, CVS ultimately acquired Caremark in March. Meanwhile, CVS’ retail business remained strong, with no discernible impact from Wal-Mart and none likely from the wholesale benchmark change. Cost synergies from the Caremark integration, primarily from combining the purchasing power of the two companies, have been ahead of plan, supporting an upward bias to 2008 earnings expectations. The Fund continues to hold CVS shares, as the outlook remains solid and expectations reasonable, for both the retail and PBM segments. There may also be room for valuation upside if CVS can begin to show how it might leverage its retail business into an improved PBM offering.

McDonald’s Corporation’s stock increased during the period. Domestic and international same store sales continue to run at above consensus expectations. This U.S. strength is primarily related to operational improvements, longer hours, enhanced menu options, and competitor stumbles. All are the result of a focus on improving store level sales rather than growing store numbers. International improvements are generally the result of improved economies. This sales leverage has translated into increasing earnings estimates and strong price growth. The Fund held the security throughout the period.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: Portfolio risk control measures include the following:

•

Diversification – Initial position sizes are normally 2% to 3%, and successful positions are not allowed to exceed 5% to 6% of the total portfolio. The typical number of holdings ranges between 25 and 40 with diversification across most industry sectors;

•	Knowledge – Internal development of thorough understanding of company fundamentals;
•	Quality – Internal focus is on above-average quality and predictability characteristics within a universe of large-cap, seasoned companies;
•	Valuation – Diligent attention to valuations via a continually-updated relative valuation discipline.

9

Discussion of Fund Performance
Diversified Growth Fund

Investment Objective  |  The Diversified Growth Fund (the “Fund”) seeks long-term capital appreciation.

Investment Highlights  |  Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities consisting primarily of common stocks of U.S. companies (i.e., typically having a market capitalization between $1 billion and $16 billion at the time of investment).

The Fund seeks to achieve its objective by investing in the equity securities of companies that the portfolio manager believes to have high growth rates and strong prospects for their business or services. The Fund’s portfolio manager uses a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the Fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio manager attempts to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels.

Benchmark Index  |  The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Meet the Managers  |  Bert L. Boksen, CFA, is the Managing Director of the small-cap equity program at subadviser Eagle Asset Management, Inc. (“Eagle”) and has 30 years of investment experience. Before joining Eagle in 1995, Boksen served as Chief Investment Officer of Raymond James & Associates, Inc. Prior to working for Raymond James & Associates, Inc., he was an Analyst for Standard & Poor’s. He has managed the Fund since inception. Christopher Sassouni, DMD, was named Assistant Portfolio Manager of the Fund in 2006. He has 18 years of investment experience as an Analyst and President of an independent investment research firm focused on healthcare as well as 5 years working with various healthcare companies. Sassouni joined Eagle in 2003. Eagle is an affiliate of Heritage Asset Management, Inc., the Fund’s Investment Adviser.

During an interview conducted on November 20, 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the mid-cap growth market environment (the Fund’s investment market) during the reporting period?

A: The mid-cap growth portion of the market as measured by the Russell Midcap® Growth Index was up 19.72% for the fiscal year ended October 31, 2007. The broad rally in the fourth quarter of 2006 capped off a solid calendar year for equity markets. The first quarter of 2007 witnessed increased volatility in the market, due in part to rising energy costs and mounting fears that troubles in the sub-prime mortgage market could spill over into other segments of the economy. During the second quarter the strong tailwinds of continued favorable rate environment and spate of merger and acquisition activity drove positive performance. During the third quarter, the sub-prime mortgage issues that had been escalating for more than a year came to the forefront causing a market sell-off and high amount of volatility which tapered off towards the end of the quarter.

Q: How did the Fund perform during the reporting period?

A: For the fiscal year ended October 31, 2007, the Fund’s Class A shares returned 34.28% (excluding front-end sales charges). The Fund’s absolute performance was positive in every major sector, with very strong absolute returns in materials, healthcare, information technology, financials, energy, and industrials.

Q: How did the Fund compare to its benchmark index during the reporting period?

A: During the fiscal year ended October 31, 2007, the Fund’s Class A performance exceeded that of the Russell Midcap® Growth Index. The Fund’s outperformance relative to the benchmark was primarily due to the holdings in the materials, healthcare, information technology, financials, and energy sectors. In materials, healthcare and information technology, strong stock selection and an overweight position magnified the strong benchmark performance. The financial and energy sectors both benefited from strong stock selection. In the consumer discretionary sector, the Fund has a positive absolute return but underperformed the benchmark.

10

Discussion of Fund Performance
Diversified Growth Fund (cont’d)

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: Intuitive Surgical is a medical device company that specializes in robotic-assisted, minimally invasive surgery. The company has continue to beat earnings expectations and during the third quarter increased full-year guidance. The Fund continues to hold the stock due to the increasing success of its daVinci surgical system and accessories.

Oceaneering International is a provider of engineering products to the oil and gas industries. For the fiscal year, the stock positively contributed to the portfolio returns due in part to its strong earnings as well as its dominant position in the deepwater exploration space.

CF Industries Inc. manufactures and distributes nitrogen and phosphate fertilizer. Corn is the primary raw material in the production of ethanol, and corn acreage is expected to increase dramatically over the next few years in order to meet demand for ethanol. Recent strength in corn prices makes it attractive for farmers to fertilize more heavily in order to lessen the need to rotate between crops. As higher corn prices encourage increased plantings, we believe that demand for fertilizers will likely show considerable growth in the coming years.

Freeport-McMoRan Copper & Gold engages in the exploration of copper as well as gold and silver byproducts. We initially became interested in the stock after noticing significant insider buying of company shares by several board members. With the global economy experiencing significant growth, we believe demand and pricing for copper should be strong.

IntercontinentalExchange is a leading exchange in the growing energy-derivatives sector, with a significant presence in the futures and over-the-counter (“OTC”) energy markets. The firm had been benefiting from volatility in energy markets, strong earnings and speculation that the company could be acquired in a consolidating industry. The Fund sold the position after the company reported lighter-than-expected OTC volumes in the fourth quarter of 2006.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: Coldwater Creek is a retailer of women’s apparel. The stock traded down partially due to concerns about the economy and consumer spending. Additionally, store traffic decreased, de-leveraging operating margin. The Fund sold its position during the third quarter of 2007.

Carter’s markets apparel for babies and young children in the United States under the Carter’s and OshKosh brand names. We decided to sell the position in August after a disappointing quarter. Although overall earnings increased due to Carter’s strong results, disappointing sales volume from OshKosh caused a negative market reaction.

The Cheesecake Factory is a casual-dining restaurant chain with more than 130 locations. The stock traded down partly because of lowered second quarter of 2007 earnings expectations and partly by weak results in the restaurant group. The Fund sold the position.

Barr Pharmaceuticals develops, manufactures, and sells generic and branded drugs. Although the company beat fourth quarter 2006 expectations on revenues and earnings per share, forward guidance was not as strong as anticipated. The Fund sold its position in Barr Pharmaceuticals during the first half of the year.

ENSCO International is an international offshore contract drilling company whose operations are integral to the exploration, development and production of oil and natural gas. We decided to sell the position due to oversupply in the industry.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: Investments in mid-cap companies generally involve greater risks than large-cap companies due to their more limited managerial and financial resources. In our efforts to manage these risks, prior to purchasing a security we perform fundamental research on the company and a comparative analysis of its peer group. We will then only purchase the security if we can do so at what we consider a reasonable price. In addition, we diversify among market sectors and trim holdings that grow above 5% of the total portfolio.

11

Discussion of Fund Performance
Growth and Income Trust

Investment Objective  |  The Heritage Growth and Income Trust (the “Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

Investment Highlights  |  The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity and debt securities and domestic debt securities which, in the opinion of the Fund’s investment subadviser, offer prospects for meeting the Fund’s investment goals. The Fund may invest up to 30% of its net assets in foreign securities.

The Fund’s portfolio managers use a “bottom-up” method of analysis based on fundamental research to select securities for the Fund’s portfolio. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. Investments in the Fund’s portfolio typically have at least one of the following characteristics:

(1)	a forecasted long-term growth rate greater than inflation;
(2)	securities priced below estimated intrinsic value, illustrated by the Fund’s portfolio overall value indicators relative to the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”);
(3)	investing in companies that the Fund believes to have a greater profitability and shareholder orientated management than the overall market based on the portfolio managers’ analysis;
(4)	broadly diversified across industries and sectors, as well as diversified with holdings outside the United States of America; and
(5)	weighted average market capitalization approximating that of the S&P 500.

Benchmark Index  |  The S&P 500 Index is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market.

Meet the Managers  |  William V. Fries, CFA, is a Managing Director of Thornburg Investment Management (“Thornburg”) and Portfolio Co-Manager. He has more than 31 years of investment experience. Fries joined Thornburg in 1995. He began his investment career as a Security Analyst and Bank Investment Officer. He assumed management of the Fund in July 2001. Brad Kinkelaar is a Managing Director of Thornburg and has been a Portfolio Co-Manager of the Fund since 2006. He has 11 years of investment experience. Kinkelaar received an MBA from the J.L. Kellogg School of Management at Northwestern University.

During an interview conducted on November 19, 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the large-cap equity market environment (the Fund’s investment market) during the reporting period?

A: The S&P 500 Index returned 14.56% during the period. Most sectors in the benchmark showed positive performance, with strongest performance coming from information technology, energy and industrials. Financials, consumer discretionary and telecommunication services were the weakest sectors for the benchmark during the period.

The silver lining in the weakness of the U.S. dollar is that large companies with global businesses are doing very well. We are identifying companies that are not as susceptible to a possible downturn in the U.S. economy. Presently, large global businesses are benefiting both from global diversification of their revenue streams and from the increased demand for U.S. exports due to weakness in the U.S. dollar.

We believe that weak consumer spending and housing starts will likely have a negative impact on corporate earnings, but not so much of an impact as to create year over year earnings declines. Rather we expect to see a deceleration in earnings growth rates.

Q: How did the Fund perform during the reporting period?

A: The Fund’s Class A shares returned 28.17% (excluding front-end sales charges) during the period. Consistent with our bottom-up approach, stock selection was a significant driver of relative performance for the Fund, which returned positively during the period. Most sectors showed positive performance, with strongest performance coming from materials, telecommunication services, and financials. Healthcare, industrials, and consumer staples were the weakest sectors during the period.

12

Discussion of Fund Performance
Growth and Income Trust (cont’d)

Q: What factors led the Fund to outperform its benchmark index during the reporting period?

A: The primary driver of the Fund’s outperformance during the period in comparison to its benchmark index was stock selection in the materials, financials, consumer discretionary, and telecommunication services sectors. The holdings of the Fund in each of these sectors outperformed these sectors’ respective holdings in the S&P 500 Index.

The Fund was underweight in the consumer discretionary, consumer staples and healthcare sectors—each underperforming sectors for the S&P 500 Index. This created a positive allocation effect for these sectors. The Fund was also underweight in information technology, industrials, and energy, but the securities we selected in these sectors performed greater than those selected in the benchmark which led to a positive selection effect.

The Fund was overweight in the materials, telecommunication services, and utilities sectors which were all outperforming sectors leading to both a positive allocation and selection effect. The Fund was also overweight in the financials sector which was an underperforming sector for the benchmark, however, the securities we selected outperformed leading to a positive selection effect.

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: Telefonica SA continues to effectively defend its legacy Spanish fixed line business while growing its wireless businesses across Europe and South America. Management has kept to its guidance of prudent capital discipline and returning capital to shareholders, which has alleviated investor fears of a dilutive acquisition.

Hong Kong Exchanges & Clearing Ltd. was boosted by the announcement that Chinese financial institutions can now offer overseas investments under the Qualified Domestic Institutional Investor arrangement. At the present time, the Hong Kong Exchange is the only venue approved for such investments. More recently, the Hong Kong government announced that it has purchased a 5.88% stake in the Hong Kong Exchange (which may boost daily turnover if a potential swap with the mainland stock exchanges occurs).

Southern Copper Corporation continued to perform well as China demonstrated strong import demand growth from year ago levels for copper. Southern Copper reached its target price and was sold out of the portfolio during the period.

Nokia Corporation contributed meaningfully to portfolio performance for the reporting period as solid underlying handset industry growth coupled with increased market share drove strong revenue and earnings growth. The company was also assisted by the combination of subscriber growth and substantial free cash flow.

Freeport-McMoRan Copper & Gold Inc. benefited from increased production in a capacity constrained industry. A fair degree of skepticism on the sustainability of copper prices contributed to the opportunity that developed in this stock.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: JetBlue Airways Corporation suffered as crude oil prices rose and fears over a U.S. recession have grown louder. Our investment thesis is still tracking well which we believe show stronger yields and higher load factors in the future. With respect to Freddie Mac, we believe there was uncertainty regarding credit losses and capital adequacy. The Fund sold its position during the reporting period. Wachovia Corporation’s stock price weakness reflects concerns about a sub-prime contagion in the mortgage business, which from what we can discern, should not be material for the company. Wyeth’s stock price suffered from negative news regarding their late state drug pipeline. The Fund’s position has been sold. Precision Drilling Trust was sold due to ongoing weak drilling activity in Western Canada.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: We attempt to manage risk through diversification and stock selection. We are broadly diversified across market sectors, and over 25% of the Fund’s assets are invested in non-U.S. securities. In addition, we believe that the process of identifying companies at a discount through bottom-up fundamental research helps us to identify these potential risks and incorporate them into our evaluation of each stock’s risk/reward trade-off.

Occasionally, the Fund invests in forward currency contracts as a risk control measure. We evaluate currency risk on a stock-by-stock basis. We will hedge currencies utilizing forward contracts if deemed appropriate. We use currency hedging to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations.

During the reporting period, the Fund had very limited exposure to high yield securities. We attempt to manage the risks associated with these types of securities through

13

Discussion of Fund Performance
Growth and Income Trust (cont’d)

comprehensive credit analysis techniques, including, but not limited to, cash flow analysis, balance sheet ratios, and competitive positioning. We used the results of our analysis to evaluate the risk/reward trade-off.

High Yield Bond Fund

Investment Objective  |  The High Yield Bond Fund (the “Fund”) seeks high current income.

Investment Highlights  |  The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate bonds and other fixed income securities that focus on delivering high income, or if not rated, securities deemed to be of comparable quality by the portfolio managers. These lower-rated securities are commonly known as “junk bonds” or “high-yield securities.” High-yield securities offer the potential for greater income than securities with higher ratings. Most of the securities in which the Fund invests are rated B or lower by Moody’s Investors Service, Inc. (“Moody’s”) or B or lower by Standard & Poor’s Ratings Services (“S&P”). Certain of the securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P.

The Fund may invest up to 20% of its assets in foreign debt securities (including emerging market securities). Normally, the portfolio managers seek to maintain a weighted average portfolio maturity of between 5 to 10 years.

Although credit ratings are considered, the Fund’s portfolio managers select high-yield securities based primarily on its own investment analysis, which involves relative value analysis, qualitative analysis and quantitative analysis.

Benchmark Index  |  The Citigroup High YieldSM Market Index is a broad-based unmanaged index that measures the performance of below-investment grade debt issued by corporations domiciled in the U.S. or Canada.

Meet the Managers  |   A team of investment professionals from Western Asset Management Company led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Michael C. Buchanan are responsible for the day-to-day management of the Fund. The team assumed management of the Fund effective April 1, 2006. Leech has 29 years of investment experience and earned an MBA, BS and BA from The Wharton School, University of Pennsylvania. Walsh has 25 years of investing experience and earned a BS degree from University of Colorado at Boulder. Buchanan is a chartered financial analyst with 17 years of investment experience. He earned a BA from Brown University.

During an interview conducted on November 23 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the high-yield bond market environment (the Fund’s investment market) during the reporting period?

A: The Citigroup High YieldSM Market Index returned 6.82% for the period. Yields fell and the yield curve gradually steepened over the course of the fiscal year as the market began to suspect that the Federal Reserve (the “Fed”) had reached the end of its tightening cycle and would begin easing; these expectations were subsequently validated by the Fed’s decision to cut its target funds rate by a total of 75 basis points at the September and October Federal Open Market Committee meetings. Short-term interest rates fell significantly, while long-term rates declined modestly. Core inflation measures showed signs of moderation as the increase in the Fed’s preferred personal consumption expenditures deflator was just under 2%. Headline inflation picked up, however, driven by rising energy prices. Home prices began to decline and housing market indicators deteriorated markedly as the year progressed. Despite the ongoing weakness in residential construction and the collapse of the sub-prime lending market, economic growth picked up in the second and third quarters, thanks largely to double-digit growth in nonresidential construction and net exports. Credit spreads widened significantly with a great deal of the losses coming in the final months of the period. The price of a barrel of oil approached $100, the dollar lost substantial value against a trade-weighted basket of currencies, and gold and commodity prices approached new all-time highs. Equity markets moved generally higher throughout the period.

14

Discussion of Fund Performance
High Yield Bond Fund (cont’d)

Q: How did the Fund perform during the reporting period?

A: The Fund’s Class A shares returned 4.93% (excluding front-end sales charges) for the period. Industry positioning was generally positive in large part due to overweights outperforming industries including capital goods, basic industry and wireless.

Q: How did the Fund compare to its benchmark index during the reporting period?

A: The Fund’s Class A shares outperformed its benchmark index through the first three quarters of the period but an overweight to CCC rated securities in the period from July 31, 2007 to October 31, 2007 significantly impacted returns negatively, making the Fund underperform against its benchmark index for the reporting period. This overweight dominated performance as rising sub-prime mortgage concerns resulted in a flight to quality trade that severely penalized the higher beta lower quality section of the market.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: Leiner Health is a leading manufacturer and distributor of store brand vitamins, minerals, nutritional supplements and over-the-counter (“OTC”) pharmaceuticals. The company announced further delays and increased costs in re-launching its U.S. OTC production after it voluntarily halted production and distribution of its U.S. OTC products on March 22, 2007 as a result of quality control deficiencies at one of its facilities. The company hired a financial advisor to assist in considering its strategic alternatives.

Saint Acquisitions is the largest truckload carrier in the U.S. based on the number of trucks in its fleet. During the past two quarters, the company has reported slightly softer than expected results. Recently the Saint Acquisitions bonds have declined disproportionately versus the market due to its heightened sensitivity to a decline in economic activity. However, Saint Acquisitions has ample financial liquidity, as well as flexibility to shrink its fleet and reduce its capital expenditures in 2008 in response to softer demand.

Continental Airlines and all the airlines are suffering from high fuel costs that have risen more than 15% during the past two months, as well as concerns regarding softer demand in 2008. Recently, Continental provided updated guidance for the fourth quarter of 2007 that was fairly optimistic. Demand remains strong in all of their regions and the pricing environment is favorable for both the leisure and business segments. Continental also has ample liquidity with almost $3 billion of cash on its balance sheet.

Hovnanian is suffering from a weaker-than-expected housing market with no quick turn around in sight. Hovnanian did not reduce inventory and generate free cash flows as quickly as investors have liked. Their borrowing availability under revolver was about $132 million as of the third quarter ended in July. Some investors fear the company would run into liquidity problems, but in reality the availability is on a borrowing base and Hovnanian has begun to generate free cash flows to reduce debt and future capital needs in the fourth quarter.

Ashton Woods is suffering due to a bleak broad housing market. Lehman Brothers homebuilding sector returned -20% year-to-date, making it the worst performing sector. Although Ashton Woods has conservative management that adopts prudent and conservative land policy, high investor fear still sent the company’s bond prices down.

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: El Paso traded higher during the period due to the company’s completion of the initial public offering for El Paso Pipeline Partners, which now owns and operates certain natural gas transportation, pipelines, and storage assets serving the Rocky Mountain region. The public offering raised approximately $500 million for El Paso, which was subsequently used to reduce debt.

HCA traded higher during the period due to solid fundamentals and favorable industry trends. They maintain good operating momentum as far as volume, pricing, margins, and liquidity. The company is also benefiting from a positive market buzz on Democrats winning the upcoming election and subsequently implementing a plan for the uninsured.

Freeport McMoran is the second largest copper producer in the world. This is a well-managed, geographically diversified mining company with a low-cost asset base. Sustained strength in copper prices has allowed the company to rapidly reduce leverage to a level that is appropriate to copper prices throughout the commodity cycle.

Energy Future Holdings Corporation is a recently leveraged bought out Texas-based, integrated, deregulated electric utility company. The company has a low-cost portfolio of electric utility assets in a region with a favorable growth outlook.

Hawaiian Telecom recently completed the sale of its prized directories business with proceeds slated to pay down debt and increase liquidity. This allows the company more time to try to reverse recent poor operating performance.

15

Discussion of Fund Performance
High Yield Bond Fund (cont’d)

Q: Are there other factors that affected Fund performance during the reporting period?

A: The change in portfolio focus to a more concentrated portfolio had a negative impact on performance as the Fund became more concentrated in higher beta (higher risk) lower rated issues that came under tremendous pressure during the July-October period. A more concentrated portfolio would likely, but not always, result in a higher beta strategy due to our belief that the best relative value anomalies are in lower rated bonds. Throughout a cycle we believe a concentrated portfolio would outperform due to our strong research advantage. Unfortunately, this portfolio has only experienced one small part of a cycle (severe sell-off) where high beta would be expected to underperform.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: We have a dedicated team that oversees risk management and incorporates it into the investment process. The risk management team combines the best of technology and experience to develop useful risk management tools and procedures. These tools and procedures provide daily analysis for the investment team, ensuring the integration of professional risk management practices into the investment process. Furthermore, we have a risk management committee that is responsible for ensuring the risk management process is complete and monitored on a regular basis. Despite using a large number of independent models to evaluate the risk of different portfolios, we understand that quantitative models are only as good as the assumptions on which they are based. Therefore, the high-quality analysis and observation that comes with experience is applied to all model output, increasing the usefulness of the data.

Analysis of data is carried on throughout the trading day and involves a thorough review of portfolio holdings and sector concentrations. Techniques such as factor analysis, key rate duration measurement and other analytic systems are also employed to evaluate portfolio risk. In addition, the investment team regularly performs scenario analysis and stress testing to analyze portfolio exposure to market factors. Tracking error is also monitored on a historical and a forward-looking basis.

16

Discussion of Fund Performance
International Equity Fund

Investment Objective  |  The International Equity Fund (the “Fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities.

Investment Highlights  |  The Fund may invest in securities traded on any securities market in the world but normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets. Generally, the Fund will invest in companies with a market capitalization greater than $2.5 billion. The Fund may also invest up to 35% of its total assets in emerging markets.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies that the portfolio managers believe to have the potential to capitalize on worldwide growth trends and global changes. The Fund primarily invests in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. In allocating the Fund’s assets among various securities markets of the world, the portfolio managers consider such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations, and financial, social, national and political factors. Market regulations and market liquidity are also considered. The Fund’s portfolio managers use a “bottom-up” sector and stock-specific approach within the developed markets. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. Within the emerging markets, a “top-down”, macro-economic driven process is adopted. A top-down method of analysis emphasizes the significance of economic and market cycles. The primary focus is the analysis of the economy as a whole to discover which industries will generate the best returns. Finally, when considering investments in Japanese companies, a hybrid approach (both bottom-up and top-down) is most effective.

Benchmark Indices  |   The Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex-US”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Morgan Stanley Capital International Europe, Australasia, and Far East® Index (“MSCI EAFE® Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Meet the Managers  |  Richard Pell is Chief Investment Officer and Chief Executive Officer at Julius Baer Investment Management LLC (“Julius Baer”) and has 23 years of investment experience. He joined Julius Baer in 1995. Pell has a BA from the University of California, Berkeley, and an MBA in finance from New York University. Rudolph-Riad Younes, CFA, is Managing Director, Head of International Equities at Julius Baer and has 17 years of investment experience. He joined Julius Baer in 1993. Younes received an MS from Columbia University and an MBA in management from Yale University. Richard Pell and Rudolph-Riad Younes assumed management of the Fund in July 2002.

During an interview conducted on November 21 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the international equity market environment (the Fund’s investment market) during the reporting period?

A: During the reporting period, the MSCI® ACWI ex-US returned 32.43% and the MSCI EAFE® Index returned 25.43%. International equities exhibited strong results, particularly within emerging markets, with Asia topping the charts amid continued strong economic growth. Commodity-oriented markets were also solid performers as demand for raw materials continued at a robust pace. The notable exception to the strong equity environment was once again Japan, which achieved only low single-digit returns for investors.

Q: How did the Fund perform during the reporting period? How did the Fund compare to its benchmark index during the reporting period?

A: During the period, the Fund’s Class A shares returned 32.58% (excluding front-end sales charges), modestly outperforming the new benchmark, the MSCI® ACWI ex-US which was adopted July 1, 2007. This benchmark change coincided with the Fund’s ability to invest between 0-35% of the portfolio in emerging markets.

Our decision to underweight Japan once again proved beneficial to results. Lack of reforms, poor corporate governance and extended valuations leave little incentive for us to increase exposure there. The Fund also maintained its

17

Discussion of Fund Performance
International Equity Fund (cont’d)

underweight to the U.K. which benefited results. Our continued enthusiasm toward emerging markets was also rewarded during the period. Although concerns about global economic growth mounted amid the sub-prime debacle, the emerging world continued to advance. Our underweight to China and South Korea negatively impacted results, however the Fund’s position in the Indian banking sector as well various Central and Eastern European countries including Russia more than made up for this shortfall.

The Fund’s underweight to materials dragged down results given rising commodities. While its overweight to industrials was positive, stock selection negated this effect. On a positive note, our decision to underweight U.K. financials along with strong performance from several emerging market banks led us to outperform within the sector overall. This positioning more than made up for poor performance from several European financials. In Continental Europe, stock selection within the utility and consumer-oriented sectors was a strong contributor. Within the energy sector, stock selection, particularly within emerging markets, detracted from results.

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: Not surprisingly, the top five contributors to relative performance came from the emerging markets. Within India, warrants held in the State Bank of India and Bharti Tele-ventures had very strong results amid continued strong economic growth. The same can be said for positions held in China Merchants Holdings (International) Co. Ltd, and Beijing Capital International Airport Co. Ltd in China. Finally, in Poland, the Fund’s position in PKO Bank Polski continued to outperform during the period. As of the end of the reporting period, all of these positions mentioned were still held by the Fund.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: Detracting from results was the position held in KKR Private Equity Investors L.P which seeks opportunities in private equity and opportunistic investments identified by Kohlberg Kravis Roberts & Co. The shares underperformed as liquidity for private equity and other investments dried up amid the sub-prime crisis. At the end of the period, we were reviewing the position. In Hong Kong, Melco International Development, an investor in Macau casinos and gaming technology, underperformed on concerns that revenue would not meet forecasts. The position was maintained. Swedbank AB, the largest bank in the Baltics, declined slightly given higher than expected losses from bad loans and expansion costs. We remain optimistic toward several banks in the region including Swedbank given exposure to the higher growth rates of Eastern Europe and attractive valuations. In Greece, shares of Marfin Investment Group Holdings S.A. declined. This holding company invests in private equity, infrastructure projects and other investments in Greece, Cyprus and South East Europe, a continued area of interest for us. Finally, shares of OJSC OC Rosneft GDR, Russia’s largest oil company, underperformed as revenues did not meet forecasts. We remain attracted to the valuations within the Russian oil sector, preferring investments there to alternatives in many of the developed markets.

Q: Are there other factors that affected Fund performance during the reporting period?

A: During the period, the absolute return for the Fund was positively impacted by the decline in the U.S. dollar. As an example, versus the Euro, the dollar declined by approximately 13% which was of benefit to investors in the Fund given underlying equities denominated in Euros.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: Portfolio risk control measures include the following:

•

Valuation risk management – The most critical component of our overall risk management is our stock selection process. We constantly evaluate the risk/reward profile of every security. When a security is considered for inclusion we evaluate all potential risk factors (quantitative and qualitative);

•

Liquidity risk management – The second level of our risk management process is liquidity risk management. We expect a significant reward for taking on liquidity risk and we monitor the overall portfolio liquidity;

•

Operational risk management – The third level of our process is operational risk control, the key elements of which include a consistent, disciplined investment process and clearly defined separation of functions;

•

Portfolio risk management – The final level of our risk management process is portfolio level risk control. We systematically monitor the deviation of our portfolios from their respective benchmarks, to assure they remain within stated objectives and guidelines.

Additionally, we analyze performance attribution, as well as portfolio characteristics and other information on an ongoing basis.

18

Discussion of Fund Performance
Mid Cap Stock Fund

Investment Objective  |  The Mid Cap Stock Fund (the “Fund”) seeks long-term capital appreciation.

Investment Highlights  |  Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of companies with total market capitalization between $500 million and $15 billion.

The Fund seeks to achieve its objective by using a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the Fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio managers seek to purchase mid-cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors, are rapidly developing their business franchises, services and products, have competitive advantages in their sectors and fit within the portfolio management team’s growth and valuation guidelines.

Benchmark Index  |  The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market.

Meet the Managers  |  Todd L. McCallister, CFA, is a Managing Director with Eagle Asset Management, Inc. (“Eagle”), the Fund’s subadviser. He has a doctorate from the University of Virginia. McCallister has 20 years of investment experience and has managed the Fund since its inception. Stacey Serafini Thomas, CFA, is a Vice President of Eagle. She graduated cum laude from Harvard University in 1997 with a BA in government. Thomas served as Assistant Portfolio Manager from 2000 to 2005, before being named Portfolio Co-Manager. She has more than 10 years of investment experience. Eagle is an affiliate of Heritage Asset Management, Inc., the Investment Adviser.

During an interview conducted on November 23, 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the mid-cap equity market environment (the Fund’s investment market) during the reporting period?

A: For the reporting period, the S&P MidCap 400 Index gained 17.02%. As fundamental news on the U.S. housing and mortgage markets deteriorated, a larger number of market participants began to fear the collapse of broader financial markets that would pose a drag on the entire global economy. Some of the gains captured earlier in the year were erased in most recent months. A combination of headwinds began to stress the equity markets in late July and continue to cause concern. Virtually every sector of the credit market experienced wider spreads and caused the mergers and acquisitions market to cool off; crude oil prices set new highs for the year; and sub-prime defaults and housing depreciation created the perfect storm for the American consumer.

As the result the best-performing sectors in S&P MidCap 400 Index were energy, industrials and materials: the beneficiaries of higher commodity prices, a weaker U.S. dollar and a strong global economy. The underperformers were the sub-prime battled financials and the consumer discretionary sector.

Q: How did the Fund perform during the reporting period?

A: The Fund’s Class A shares returned 20.08% (excluding front-end sales charges) for the period. In terms of total return, stocks within the energy equipment and services sectors performed the best. This approach to less-cyclical energy investing proved to be the place to be during volatile summer months.

Strong performance was found in most of the Fund’s information technology stocks. The communication equipment industry benefited from global infrastructure tune-up while software did well on the back of stronger business spending. The Fund continues to overweight technology based on the manager’s belief that the U.S. economy is in the second part of the business cycle; historically, there has been increased capital spending at this point and that should benefit technology stocks as a whole.

The financial sector of the Fund was not immune to the broader market financial-sector weakness. The softness was particularly evident in diversified financial services and consumer finance as credit concerns loomed.

19

Discussion of Fund Performance
Mid Cap Stock Fund (cont’d)

Q: How did the Fund compare to its benchmark index during the reporting period?

A: The Fund outperformed its benchmark, the S&P MidCap 400 Index, during the reporting period. Its top outperforming sector was the consumer discretionary sector, where media stocks and diversified consumer services performed the best. An underweight position in hotels and restaurants, which are sensitive to consumer spending, helped as well.

A bullish stance on information technology proved to be correct as some of the Fund’s stock picks within computers and peripherals, communication equipment and software did very well relative to the benchmark.

The financial sector problems, mostly accentuated by write-downs on losses within banks’ mortgage portfolios, stayed within the large-cap arena and caused the financial sector of S&P MidCap 400 Index to be down only 0.92% on a year-over-year basis. The Fund actually finished in positive territory for the year. Some of these issues were omnipresent, regardless of the market capitalization, and the Fund’s alpha would have been greater if it had avoided some of the names linked to mortgage insurance and investing.

The Fund lagged the benchmark in the industrial sector and energy. Poor stock selection within the commercial services and supplies and avoidance of cyclical machinery stocks hurt the Fund in industrials. In energy, the underweight position in oil, gas and consumable fuels hurt relative performance.

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: Service Corporation International, the world’s biggest funeral and cemetery company, outperformed the rest of the portfolio as the firm’s management did a great job of redeploying capital via share buy backs and accretive acquisitions. The Fund sold some of the position as Service Corp International was added to S&P 500 which created an abundance of demand and caused the stock to trade up despite no new catalysts.

Ansys, the market leader in design analysis, continues to outperform in its underserved market as long-term contracts provide revenue visibility that is atypical for many software companies. The Fund continues to hold the position as we believe that the company’s return on invested capital warrants higher valuation.

Discovery Holding, provider of media management and network service, traded up on better-than-expected domestic advertising revenue and above-average industry margins. The Fund sold the stock as it approached historically lofty valuation.

Celanese, the Fund’s largest holding, posted strong results as the industry capacity for acetic acid and vinyl acetate monomer continues to be very tight. The Fund actually added to the name after the shares had an interim sell off in August. After the fact the company pre-announced better than expected earnings and growth which warrant higher valuation.

AON Corporation continues to post above-average organic growth and margin expansion, despite the increasingly competitive pricing environment in commercial lines. The Fund continues to hold the name as AON Corp proves to be the turnaround story whose operations should really start showing improvements going forward.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: Ambac Financial Group traded down as the news of the sub-prime mortgage market continued to get worse. We understand that investors are concerned that some insured bonds backed by residential mortgages could incur higher than expected losses. The Fund sold the position this summer, after which the stock continued to underperform.

Shares of NII Holdings, the provider of digital wireless communication services, suffered as increased competition in Latin America’s wireless markets had an unfavorable impact on net additions and underlying profits. The Fund sold the position on increased competitive pressures abroad.

Discover Financial Services trended lower on risk of consumer credit recession. The Fund sold the stock on data suggesting prolonged up-tick in credit card charge-offs and delinquencies.

Corporate Executive Board experienced slowdown in growth for the first time in five years. The more recent quarterly earnings came in weaker than expected due to continued issues with its sales force. The Fund sold the position.

KKR Financial experienced a large drop on overall credit-market losses and heightened funding constraints. Even though, the shares of KKR Financial were trading at historically low price-to-book multiple, the recovery to the mean valuation would take extended amount of time due to the fear in the market place. We decided to sell the stock.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: Investments in mid-cap companies generally involve greater risks than large-cap companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of

20

Discussion of Fund Performance
Mid Cap Stock Fund (cont’d)

business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. We measure, monitor and manage the risk of the mandate by examining the Fund’s beta, tracking error and standard deviation vs. the benchmark.

Additionally, we seek to limit risk by purchasing stocks we believe to be undervalued, conducting enough fundamental research to come away with a full understanding of the business in order to reduce the risk of earnings surprises or accounting problems, limiting individual industry weightings to a maximum of 25% of the Fund and attempting to keep Fund sector weightings within seven percentage points of benchmark sector weightings.

21

Discussion of Fund Performance
Small Cap Stock Fund

Investment Objective  |  The Small Cap Stock Fund (the “Fund”) seeks long-term capital appreciation.

Investment Highlights  |  Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of companies with total market capitalization less than $2 billion.

The Fund will invest in stocks of companies that, based on fundamental research, appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that appear to have significant future growth potential. The Fund has two subadvisers, Eagle Asset Management, Inc. (“Eagle”) and Awad Asset Management, Inc. (“Awad”). Each subadviser manages a portion of the Fund’s investment portfolio and has a different management style.

In making its investment decisions, Eagle generally focuses on investing in the securities of companies that the portfolio manager believes to have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Eagle utilizes a “bottom-up” method of analysis based on fundamental research to identify the companies in which it invests. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

Awad employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small-cap market. The companies in which Awad invests generally will have, in the opinion of Awad, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and/or the ability to perform well in a stagnant economy. The companies purchased generally will have low price-to-earnings ratios relative to the stock market in general.

Benchmark Index  |  The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization.

Meet the Managers  |  The Fund’s two subadvisers, Eagle and Awad, each manage a portfion of the Fund’s investment portfolio and have different management styles.

Bert L. Boksen, CFA, is the Managing Director of the small-cap equity strategy at Eagle. He has been responsible for the management of Eagle’s portion of the Fund since 1995. Boksen is a chartered Financial Analyst and has 30 years of investment experience. He received a BA from City College of New York and an MBA from St. John’s University.

David M. Adams, Lead Portfolio Manager, and John McPherson, Portfolio Co-Manager, are Managing Directors of Awad and have been responsible for the Awad portion of the Fund’s portfolio since August 2007. Awad has been a subadviser to the Fund since inception. Adams has 17 years of investment experience. He received a BA and an MBA from Boston College. McPherson has 17 years of investment experience. He holds a BA from Northeastern University and an MBA from Babson College. Eagle and Awad are affiliates of Heritage Asset Management, Inc., the Investment Adviser.

During an interview conducted on November 23 2007, the portfolio managers of the Fund discussed the Fund’s performance for the fiscal year ended October 31, 2007. For specific Fund performance, please see Stephen G. Hill’s letter on page one of this report.

Q: How would you describe the small-cap equity market environment (the Fund’s investment market) during the reporting period?

A: The small-cap segment of the market, as measured by the Russell 2000® Index, returned 9.27% during the reporting period but witnessed two abrupt pullbacks in February and July. From the beginning of November 2006 through February

2007, the Russell 2000® Index appreciated as investor optimism exhibited in the later half of 2006 carried over into the new year. However, this optimism completely evaporated over the next seven days as the markets appetite for risk abated, as evidenced by a drop in the index during this stretch of time. Explanations for this sudden shift in sentiment included uncertainty regarding implications of the unfolding sub-prime mortgage market collapse, an unwinding of the yen carry trade and concerns about risks associated with the booming Chinese equity market. The Russell 2000® Index then appreciated to all-time highs in mid July.

22

Discussion of Fund Performance
Small Cap Stock Fund (cont’d)

However, July 2007 was characterized by the return of volatility in the equity markets, not witnessed since 2002-2003, and evidenced by the drop in the Russell 2000® Index from the July 13 peak to the August 15 bottom. The sub-prime market’s meltdown started a chain of events that rippled throughout the credit markets. The overall effect was a reduction of liquidity across asset classes, including equities, and forced the Federal Reserve (the “Fed”) to lower the discount rate and the fed funds rate by 1% and 0.5%, respectively to stabilize markets. The Russell 2000® Index recovered at the end of the period, as investors responded to the Fed’s willingness to provide liquidity and calm the credit and equity markets.

While the exact cause of the increased equity market volatility is a matter of speculation, we believe the likely effect is a re-pricing of risk. For several years credit/risk spreads had been trending lower as the combination of cheap debt and lax underwriting standards encouraged an increased level of risk taking across most major asset classes. As the housing market has continued to deteriorate and the subsequent impact on the value of mortgage-backed securities has begun to trickle through the capital markets, investors have begun to demand higher returns for assuming higher levels of risk.

From an industry and sector standpoint of the Russell 2000® Index, performance was predominantly strong, with the exception of financials. Leading the market in returns were two relatively small sectors materials and energy, both driven by increased global demand for infrastructure and construction benefiting many of the steel, aggregate and construction related firms, and the energy to power the growth. The larger leading sectors from a return and contribution standpoint were information technology, industrials and healthcare. Corporate spending on technology, particularly in the software sector, helped drive the information technology group. The strength in the industrial sector, which covers capital goods to services, provided another data point reflecting steady growth in most all but residential housing sectors of the U.S. economy. Finally, healthcare services and equipment companies were strong, both outperforming the Russell 2000® Index, while pharmaceuticals and biotech companies were in-line.

The only underperforming industry sectors have been financials and consumer discretionary. Financials, particularly thrifts, commercial banks, REITs, and consumer finance companies were hit particularly hard. As mentioned above, with the fallout in sub-prime mortgages, companies that had exposure, or were thought to have significant exposure to mortgages performed poorly beginning in early 2007. In the consumer discretionary space, retail and consumer durables were particularly weak.

Q: How did the Fund perform during the reporting period?

A: For the fiscal year ended October 31, 2007, the Fund’s Class A shares returned 17.65% (excluding front-end sales charges). The Fund’s absolute performance was positive in every major sector, with very strong absolute returns in materials, energy and industrials. With regards to overall contribution to returns, the Fund’s strongest sector was industrials, primarily due to strong stock selection in the machinery, electrical equipment and aerospace and defense industries. Although all major sectors had positive absolute performance, financials lagged the rest with a slightly positive return.

Q: How did the Fund compare to its benchmark index during the reporting period?

A: During the fiscal year ended October 31, 2007, the Fund’s Class A performance exceeded that of the Russell 2000® Index. The Fund’s outperformance relative to the benchmark was primarily due to the Fund’s holdings in the industrials, financials, consumer discretionary, and energy sectors. In industrials, the Fund’s strong stock selection coupled with an overweight posture magnified the strong benchmark performance. On a relative basis, the financial sector was also strong for the Fund. As expected with the ongoing credit crunch, the financial sector in the benchmark was down almost 10% for the year, but due to a significant underweight position and strong stock selection, the sector was slightly positive for the Fund. Consumer discretionary, also impacted by the credit crunch, was slightly negative for the benchmark, but due to strong stock selection, the Fund significantly outperformed. Due to the rising cost of oil, the energy sector was a strong performer for the benchmark and due to the Fund’s overweight position and strong stock selection, the sector contributed significantly to the excess returns.

With regards to healthcare and information technology, the Fund was overweight in both sectors and while no particular stock hurt performance, stock selection was slightly below the strong benchmark performance.

Q: Which securities had the most positive impact on the Fund’s performance during the reporting period?

A: Terra Industries Inc. manufactures nitrogen fertilizers for use in agriculture. Terra is nearly a pure-play in U.S. nitrogen, and thus looks well positioned to benefit from the growing demand for ethanol through increased corn acreage over the next several years.

23

Discussion of Fund Performance
Small Cap Stock Fund (cont’d)

OYO Geospace is a provider of seismic instruments to the oil and gas industries. The recent strong performance was due to industry speculation about a potential large order as well as excitement over a new wireless seismic product.

EDO Corporation, a defense contractor, has had significant new projects wins in 2007 which drove revenue and earnings growth leading to ITT Corporation’s $56 cash offer in September and provided a high return for the year. Oceaneering International is a provider of engineering products to the oil and gas industries. For the fiscal year, the stock positively contributed to the portfolio returns due in large part to its dominant position in the deepwater exploration space.

Bucyrus International is a maker of coal shovels and drag lines. Bucyrus is seeing robust demand from its mining customers, and we believe that will continue in part due to strong commodity prices.

Q: Which securities had the most negative impact on the Fund’s performance during the reporting period?

A: Global Cash Access Holdings is a provider of cash access products to the gaming industry. Recently the stock traded down due to a disappointing quarter. The Fund continues to hold the stock as we believe the current valuation is extremely attractive.

RAM Holdings stock, the only AAA rated independent financial guarantee re-insurer, fell appreciably due to the fallout from the larger companies (MBIA, Ambac, etc.) it underwrites business for. The Fund continues to hold the stock, as we believe the market has over-reacted, driving shares below our worst case scenario.

Build-A-Bear Workshop is a retailer of stuffed animals. The stock traded down, particularly during the third quarter, due to lower than expected profits and increased competition. We decided to sell the Fund’s position.

Symmetricom dropped following the company’s decision to reinvest an improving earnings stream from their core business into a new business segment which is expected to detract from future earnings for the foreseeable future. While disappointed, we believe the market is overly discounting the development and the stock is undervalued, therefore we have elected to maintain the Fund’s holdings.

Avid Technology is a provider of software products for the production of digital media content. The company entered a period of transition after the departure of its chief executive officer and is currently undergoing some changes that we expect to add value. The Fund continues to hold the stock.

Q: What is your methodology for managing the Fund’s portfolio investment risks?

A: Investments in small-cap companies generally involve greater risks than large-cap companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. In Eagle’s efforts to manage these risks, we perform fundamental research on the company and a comparative analysis of its peer group prior to purchasing a security. We will then only purchase the security for the Fund if we can do so at what we consider a reasonable price. In addition, we diversify among market sectors and trim holdings that grow above 5% of the Fund’s total portfolio.

Our risk management philosophy at Awad begins at the security level in that our focus is on the concept of margin of safety. We are always looking for stocks with attractive potential total returns, but where the downside is contained. We feel that our in-depth fundamentally based stock picking approach provides reasonable assurance for protecting against adverse security-specific events. Before initiating a position we consider the trading liquidity of the shares over the course of the previous year and factor in any reasons why trading liquidity may change for the better or worse in the future. We strive for diversification across sectors, industries and stocks, while, at the same time, maintaining the portfolio’s risk profile within the guidelines of the prospectus. The goal of our investment process is to construct a portfolio that, on a prospective basis, maximizes the upside potential while minimizing the downside risk.

24

Investment Portfolios

10.31.2007

CAPITAL APPRECIATION TRUST
Common stocks—97.1% (a)	Shares	Value
Advertising—1.2%
Lamar Advertising Company, Class A	172,684	$9,231,687

Beverages—3.9%
PepsiCo, Inc.	420,110	30,970,509

Biotechnology—4.2%
Celgene Corporation*	267,400	17,648,400
Genentech Inc.*	211,300	15,663,669

Commercial services—5.2%
Moody’s Corporation	157,750	6,896,830
The Western Union Company	1,556,167	34,297,921

Computers—2.2%
Research In Motion Ltd.*	139,800	17,406,498

Diversified manufacturer—1.9%
General Electric Company	367,500	15,126,300

Electronics—3.1%
Thermo Fisher Scientific Inc.*	424,546	24,967,550

Financial services—13.4%
American Express Company	330,798	20,162,138
CME Group Inc.	11,475	7,645,219
Freddie Mac	570,363	29,790,059
Morgan Stanley	242,700	16,324,002
The Charles Schwab Corporation	1,416,529	32,920,134

Healthcare products—2.5%
St. Jude Medical, Inc.*	486,234	19,804,311

Household products—2.7%
Fortune Brands, Inc.	262,403	21,981,499

Internet—6.4%
Google Inc., Class A*	48,200	34,077,400
Yahoo! Inc.*	541,000	16,825,100

Multimedia—5.7%
Entravision Communications Corporation, Class A*	1,625,740	14,794,234
The McGraw-Hill Companies, Inc.	479,110	23,974,664
Viacom Inc., Class B*	172,829	7,136,109

Oil & gas—4.6%
Occidental Petroleum Corporation	232,500	16,054,125
Suncor Energy Inc.	191,870	20,957,960

Oil & gas services—8.0%
Baker Hughes Inc.	284,498	24,671,667
Schlumberger Ltd.	179,400	17,324,658
Weatherford International Ltd.*	339,000	22,004,490

Pharmaceuticals—4.3%
Amylin Pharmaceuticals Inc.*	338,816	15,253,496
Merck & Co., Inc.	329,800	19,214,148

Retail—3.8%
CVS/Caremark Corporation	193,700	8,090,849
Home Depot, Inc.	252,500	7,956,275
Starbucks Corporation*	532,122	14,197,015

Software—6.3%
Activision, Inc.*	943,225	22,307,271
Microsoft Corporation	763,550	28,106,276

Telecommunications—17.7%
American Tower Corporation, Class A*	792,450	35,010,441
Crown Castle International Corporation*	1,553,635	63,807,789

Common stocks—97.1% (a)	Shares	Value
QUALCOMM Inc.	588,440	$25,144,041
Sprint Nextel Corporation	1,028,500	17,587,351
Total common stocks (cost $588,031,512)		775,332,085

Repurchase agreement—1.8% (a)
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $14,458,771 on November 1, 2007, collateralized by $14,730,000 United States Treasury Bonds, 4.25% due August 15, 2014, (market value $15,005,287 including interest) (cost $14,457,000)		14,457,000

Total investment portfolio (cost $602,488,512)		$789,789,085

* Non-income producing security. (a) Percentages indicated are based on net assets.

Sector allocation
Sector	Percent of net assets
Communications	31%
Consumer, non-cyclical	19%
Energy	13%
Financial	13%
Technology	13%
Industrial	5%
Consumer, cyclical	4%
Cash/Other	2%

CORE EQUITY FUND
Common stocks—89.1% (a)	Shares	Value
Advertising—3.1%
Omnicom Group Inc.	138,270	$7,049,005

Aerospace/Defense—3.8%
United Technologies Corporation	112,975	8,652,755

Banks—10.4%
Bank of America Corporation	182,125	8,792,995
State Street Corporation	65,380	5,215,363
Wachovia Corporation	212,060	9,697,504

Biotechnology—4.0%
Genzyme Corporation*	119,600	9,086,012

Diversified manufacturer—6.9%
General Electric Company	286,440	11,789,870
Tyco International Ltd.	95,281	3,922,719

Electronics—0.5%
Tyco Electronics Ltd.	33,606	1,198,726

Environmental control—3.0%
Waste Management, Inc.	186,860	6,799,835

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2007

CORE EQUITY FUND (cont’d)
Common stocks—89.1% (a)	Shares	Value
Financial services—10.0%
American Express Company	71,370	$4,350,002
Citigroup Inc.	79,250	3,320,575
Freddie Mac	97,920	5,114,362
Merrill Lynch & Co., Inc.	52,700	3,479,254
The Goldman Sachs Group, Inc.	25,680	6,366,586

Healthcare products—5.3%
Covidien Ltd.	33,606	1,398,010
Johnson & Johnson	101,175	6,593,575
Zimmer Holdings, Inc.*	60,100	4,176,349

Household products—1.9%
Kimberly-Clark Corporation	60,135	4,262,970

Insurance—4.2%
American International Group, Inc.	151,580	9,567,730

Multimedia—1.9%
Viacom Inc., Class B*	102,535	4,233,670

Oil & gas—2.2%
BP PLC, Sponsored ADR	63,450	4,948,466

Pharmaceuticals—5.8%
Pfizer Inc.	369,075	9,082,936
Wyeth	87,130	4,237,132

Retail—8.2%
CVS/Caremark Corporation	211,185	8,821,197
McDonald’s Corporation	115,090	6,870,873
Wal-Mart Stores, Inc.	65,320	2,953,117

Semiconductors—2.0%
Applied Materials, Inc.	237,850	4,619,047

Software—7.9%
Microsoft Corporation	300,950	11,077,970
Oracle Corporation*	306,805	6,801,867

Telecommunications—6.1%
Motorola, Inc.	384,710	7,228,701
Sprint Nextel Corporation	387,165	6,620,522

Transportation—1.9%
United Parcel Service Inc., Class B	56,835	4,268,305
Total common stocks (cost $183,105,774)		202,598,000

Repurchase agreement—13.0% (a)
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $29,462,609 on November 1, 2007, collateralized by $29,570,000 United States Treasury Bonds, 4.625% due February 15, 2017, (market value $30,627,851 including interest) (cost $29,459,000)		29,459,000

Total investment portfolio (cost $212,564,774)		$232,057,000

* Non-income producing security. (a) Percentages indicated are based on net assets. ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Financial	25%
Industrial	16%
Technology	14%
Consumer, non-cyclical	13%
Communications	11%
Consumer, cyclical	8%
Energy	2%
Cash/Other	11%

DIVERSIFIED GROWTH FUND
Common stocks—92.2% (a)	Shares	Value
Aerospace/Defense—2.2%
L-3 Communications Holdings, Inc.	40,575	$4,448,643

Apparel—0.6%
Coach, Inc.*	35,360	1,292,762

Biotechnology—1.7%
Celgene Corporation*	51,535	3,401,310

Chemicals—2.5%
CF Industries Holdings Inc.	55,765	4,901,744

Commercial services—4.6%
Corrections Corporation of America*	102,205	2,891,379
Monster Worldwide, Inc.*	50,465	2,047,870
Ritchie Brothers Auctioneers Inc.	57,805	4,325,548

Computers—4.3%
Cognizant Technology Solutions, Class A*	100,140	4,151,804
FactSet Research Systems Inc.	35,800	2,524,616
Teradata Corporation*	65,315	1,863,437

Distribution/Wholesale—0.5%
LKQ Corporation*	27,650	1,066,184

Diversified manufacturer—3.3%
Actuant Corporation, Class A	33,260	2,294,275
Danaher Corporation	49,335	4,226,529

Electrical components & equipment—1.9%
General Cable Corporation*	52,585	3,785,594

Electronics—7.1%
Coherent, Inc.*	100,230	3,287,544
Dolby Laboratories Inc., Class A*	124,020	5,141,869
Thermo Fisher Scientific Inc.*	73,210	4,305,480
Woodward Governor Co.	19,840	1,329,280

Entertainment—2.6%
International Game Technology	116,390	5,075,768

Environmental control—2.4%
Republic Services, Inc.	139,327	4,763,590

Financial services—6.3%
Ameriprise Financial, Inc.	78,870	4,967,233
T. Rowe Price Group, Inc.	58,970	3,788,233
TD Ameritrade Holding Corporation*	198,820	3,805,415

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2007

DIVERSIFIED GROWTH FUND (cont’d)
Common stocks—92.2% (a)	Shares	Value
Healthcare products—8.0%
Henry Schein, Inc.*	58,350	$3,495,165
Intuitive Surgical, Inc.*	18,695	6,110,835
Mentor Corporation	56,965	2,425,000
Patterson Companies, Inc.*	101,670	3,976,314

Iron/Steel—2.1%
Carpenter Technology Corporation	28,390	4,113,995

Lodging—1.1%
Starwood Hotels & Resorts Worldwide, Inc.	37,575	2,136,514

Machinery—1.4%
Bucyrus International, Inc., Class A	34,655	2,859,038

Metal fabricate/Hardware—0.9%
Kaydon Corporation	33,070	1,778,835

Mining—1.7%
Freeport-McMoRan Copper & Gold Inc.	29,245	3,441,552

Miscellaneous manufacturer—2.2%
Hexcel Corporation*	173,540	4,343,706

Oil & gas—3.7%
Denbury Resources Inc.*	88,555	5,012,213
Southwestern Energy Company*	44,010	2,276,637

Oil & gas services—2.6%
Acergy SA, Sponsored ADR	68,655	1,986,876
Oceaneering International Inc.*	40,685	3,143,730

Pharmaceuticals—5.4%
Allergan, Inc.	60,800	4,108,864
Express Scripts Inc.*	40,550	2,558,705
Herbalife Ltd.	44,235	1,950,321
Medco Health Solutions, Inc.*	23,135	2,183,481

Pipelines—2.0%
Williams Companies, Inc.	110,755	4,041,450

Retail—3.0%
Cash America International, Inc.	62,630	2,442,570
GameStop Corporation, Class A*	60,520	3,583,994

Semiconductors—2.7%
ASML Holding NV*	62,075	2,167,659
MEMC Electronic Materials, Inc.*	44,260	3,240,717

Software—8.5%
Adobe Systems Inc.*	67,675	3,241,632
ANSYS, Inc.*	55,155	2,140,566
Eclipsys Corporation*	39,340	887,510
Electronic Arts Inc.*	45,485	2,780,043
Global Payments Inc.	67,300	3,200,788
Novell, Inc.*	619,020	4,679,791

Telecommunications—2.9%
Amdocs Ltd.*	114,285	3,931,404
Windstream Corporation	137,705	1,852,132

Toys/Games/Hobbies—2.1%
Nintendo Co. Ltd., Sponsored ADR	53,505	4,184,091

Transportation—1.9%
Landstar System, Inc.	88,880	3,740,960
Total common stocks (cost $132,278,008)		183,703,195

Repurchase agreement—2.7% (a)
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $5,472,670 on November 1, 2007, collateralized by $5,495,000 United States Treasury Bonds, 4.625% due February 15, 2017, (market value $5,691,581 including interest) (cost $5,472,000)	$5,472,000

Total investment portfolio (cost $137,750,008)	$189,175,195

* Non-income producing security. (a) Percentages indicated are based on net assets. ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Industrial	23%
Consumer, non-cyclical	18%
Technology	17%
Consumer, cyclical	10%
Energy	8%
Basic materials	6%
Financial	6%
Communications	3%
Cash/Other	9%

GROWTH AND INCOME TRUST
Common stocks—87.7% (a)	Shares	Value
Domestic—54.0%
Agriculture—2.9%
Altria Group, Inc.	61,600	$4,492,488

Airlines—1.2%
JetBlue Airways Corporation*	210,900	1,925,517

Banks—4.3%
Bank of America Corporation	36,360	1,755,461
U.S. Bancorp	69,400	2,301,304
Wachovia Corporation	56,100	2,565,453

Beverages—2.0%
The Coca-Cola Company	49,700	3,069,472

Chemicals—2.8%
Air Products & Chemicals Inc.	45,000	4,403,250

Commercial services—1.3%
Macquarie Infrastructure Company LLC	49,300	2,058,768

Diversified manufacturer—4.9%
General Electric Company	129,000	5,309,640
Reddy Ice Holdings, Inc.	81,900	2,267,811

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2007

GROWTH AND INCOME TRUST (cont’d)
Common stocks—87.7% (a)	Shares	Value
Electric—3.8%
Dominion Resources, Inc.	31,300	$2,868,019
Entergy Corporation	25,000	2,996,750

Financial services—8.1%
AllianceBernstein Holding LP	29,500	2,520,185
Citigroup Inc.	50,300	2,107,570
CME Group Inc.	7,400	4,930,250
Freddie Mac	56,400	2,945,772

Food—1.7%
Kraft Foods Inc., Class A	81,728	2,730,532

Healthcare services—2.2%
WellPoint, Inc.*	42,400	3,359,352

Mining—3.0%
Freeport-McMoRan Copper & Gold Inc.	39,500	4,648,360

Oil & gas—5.0%
Chevron Corporation	42,800	3,916,628
Diamond Offshore Drilling, Inc.	33,500	3,793,205

Retail—2.3%
McDonald’s Corporation	61,200	3,653,640

Semiconductors—3.3%
Intel Corporation	190,900	5,135,210

Software—3.2%
Microsoft Corporation	135,500	4,987,755

Telecommunications—2.0%
Motorola, Inc.	165,400	3,107,866
Total domestic (cost $66,939,949)		83,850,258

Foreign—33.7% (b)
Banks—3.6%
Banco Bilbao Vizcaya Argentaria SA	135,500	3,424,150
Lloyds TSB Group PLC	183,800	2,089,335

Electric—1.0%
Algonquin Power Income Fund	165,800	1,527,427

Entertainment—2.5%
OPAP SA	96,645	3,942,981

Financial services—5.7%
Bolsas y Mercados Espanoles	38,300	2,677,266
GMP Capital Trust	69,200	1,731,821
Hong Kong Exchanges and Clearing Ltd.	133,000	4,437,906

Food—1.4%
Fu Ji Food and Catering Services Holdings Ltd.	850,000	2,151,886

Oil & gas—2.3%
Canadian Oil Sands Trust	97,500	3,562,066

Pharmaceuticals—1.5%
Novartis AG, Sponsored ADR	43,400	2,307,578

Telecommunications—15.7%
America Movil SAB de CV, Sponsored ADR	58,600	3,831,854
France Telecom SA	119,100	4,399,880
Nokia Oyj	121,400	4,815,750

Common stocks—87.7% (a)	Shares	Value
Telefonica, SA	237,200	$7,844,069
Vodafone Group PLC	887,535	3,497,515
Total foreign (cost $35,858,557)		52,241,484
Total common stocks (cost $102,798,506)		136,091,742

Preferred stocks—0.8% (a)
Financial services—0.8%
Merrill Lynch & Co. Inc., 6.155%	60,000	$1,342,200
Total preferred stocks (cost $1,500,000)		1,342,200
Convertible bonds—1.8% (a)	Principal amount	Value

Telecommunications—1.8%
Level 3 Communications Inc., 6.0%, 03/15/10	3,000,000	2,745,000
Total convertible bonds (cost $2,286,311)		2,745,000

Total investment portfolio excluding repurchase agreement (cost $106,584,817)		140,178,942

Repurchase agreement—7.5% (a)
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $11,596,420 on November 1, 2007, collateralized by $11,810,000 United States Treasury Bonds, 4.25% due August 15, 2014, (market value $12,030,715 including interest) (cost $11,595,000)		11,595,000

Total investment portfolio (cost $118,179,817)		$151,773,942

* Non-income producing security. (a) Percentages indicated are based on net assets. (b) U.S. dollar denominated. ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Financial	22%
Communications	19%
Consumer, non-cyclical	13%
Energy	7%
Technology	7%
Basic materials	6%
Consumer, cyclical	6%
Industrial	5%
Utilities	5%
Cash/Other	10%

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2007

HIGH YIELD BOND FUND
Corporate bonds—95.5% (a)	Principal amount	Value
Domestic—84.6%
Advertising—1.1%
Affinion Group Inc., 11.5%, 10/15/15	$85,000	$88,612
R.H. Donnelley Corporation, Series A-1, 6.875%, 01/15/13	230,000	216,200
R.H. Donnelley Corporation, Series A-2, 6.875%, 01/15/13	85,000	79,900
R.H. Donnelley Corporation, Series A-3, 8.875%, 01/15/16	100,000	100,000
R.H. Donnelley Corporation, 144A, 8.875%, 10/15/17	20,000	20,000

Aerospace/Defense—1.2%
Alliant Techsystems Inc., 6.75%, 04/01/16	265,000	263,675
DRS Technologies Inc., 7.625%, 02/01/18	280,000	286,300

Agriculture—0.9%
Alliance One International Inc., 8.5%, 05/15/12	340,000	338,300
Alliance One International Inc., 11.0%, 05/15/12	50,000	53,500

Airlines—1.0%
Continental Airlines Inc., 8.75%, 12/01/11	475,000	467,875
Continental Airlines Inc., Series 981C, 6.541%, 09/15/09	19,543	19,396

Apparel—0.5%
Levi Strauss & Company, 8.875%, 04/01/16	200,000	205,000

Auto manufacturers—3.1%
Ford Motor Company, 7.45%, 07/16/31	420,000	331,800
General Motors Corporation, 7.2%, 01/15/11	155,000	148,412
General Motors Corporation, 8.375%, 07/15/33	1,000,000	910,000

Auto parts & equipment—2.6%
Allison Transmission Inc., 144A, PIK, FRN, 11.25%, 11/01/15	160,000	157,800
Allison Transmission Inc., FRN, 8.57%, 08/07/14	250,000	243,177
Allison Transmission, 144A, 11.0%, 11/01/15	90,000	91,688
Breed Technologies Inc., 9.25%, 04/15/08 (c)(d)*	500,000	0
Visteon Corporation, 8.25%, 08/01/10	750,000	697,500

Building materials—2.7%
Associated Materials Inc., 9.75%, 04/15/12	210,000	214,200
Nortek Inc., 8.5%, 09/01/14	175,000	154,875
Associated Materials Inc., 0.0% to 03/01/09, 11.25% to maturity (b), 03/01/14*	950,000	631,750
NTK Holdings Inc., 0.0% to 09/01/09, 10.75% to maturity (b), 03/01/14*	329,000	215,495

Chemicals—0.9%
Georgia Gulf Corporation, 9.5%, 10/15/14	340,000	294,100
Georgia Gulf Corporation, 10.75%, 10/15/16	150,000	118,875

Coal—0.9%
International Coal Group Inc., 10.25%, 07/15/14	400,000	388,000

Commercial services—7.5%
Allied Security Escrow Corporation, 11.375%, 07/15/11	585,000	558,675
Ashtead Capital Inc., 144A, 9.0%, 08/15/16	475,000	460,750
DynCorp International LLC and DI Finance LLC, Series B, 9.5%, 02/15/13	515,000	547,188
Education Management LLC, 8.75%, 06/01/14	180,000	185,850
H&E Equipment Services Inc., 8.375%, 07/15/16	245,000	237,650
Hertz Corporation, 10.5%, 01/01/16	500,000	537,500
Hertz Corporation, 8.875%, 01/01/14	120,000	123,600
Penhall International Corporation, 144A, 12.0%, 08/01/14	300,000	306,750
RSC Equipment Rental Inc., 9.5%, 12/01/14	175,000	168,219
Service Corporation International, 7.875%, 02/01/13	40,000	41,602
Service Corporation International, 7.625%, 10/01/18	20,000	20,500
U.S. Investigations Services Inc., 144A, 10.5%, 11/01/15	220,000	209,550

Computers—1.1%
SunGard Data Systems Inc., 9.125%, 08/15/13	100,000	102,000
SunGard Data Systems Inc., 10.25%, 08/15/15	365,000	380,512

Corporate bonds—95.5% (a)	Principal amount	Value
Electric—5.7%
Energy Future Holdings, 144A, 10.875%, 11/01/17	$200,000	$202,250
Energy Future Holdings, 144A, PIK, 11.25%, 11/01/17	1,000,000	1,012,500
NRG Energy Inc., 7.25%, 02/01/14	125,000	125,000
NRG Energy Inc., 7.375%, 02/01/16	600,000	598,500
Orion Power Holdings Inc., 12.0%, 05/01/10	145,000	160,225
The AES Corporation, 144A, 8.0%, 10/15/17	455,000	458,981

Entertainment—0.2%
Indianapolis Downs LLC and Downs Capital Corporation, 144A, 11.0% 11/01/12	100,000	100,500

Environmental control—0.0%
Safety-Kleen Services Inc., 9.25%, 06/01/08 (c)(d)*	500,000	500

Financial services—8.6%
AAC Group Holding Corporation, 0.0% to 10/01/09, 10.25% to maturity (b), 10/01/12*	580,000	513,300
Airplanes Pass Through Trust, Series D, 10.875%, 03/15/19 (c)(d)*	493,850	0
E*TRADE Financial Corporation, 7.375%, 09/15/13	160,000	149,600
E*TRADE Financial Corporation, 7.875%, 12/01/15	45,000	42,750
Ford Motor Credit Company, FRN, 10.94%, 06/15/11	293,000	292,947
Ford Motor Credit Company, 9.875%, 08/10/11	125,000	124,811
Ford Motor Credit Company, FRN, 7.99%, 01/13/12	70,000	64,804
Ford Motor Credit Company, 8.0%, 12/15/16	130,000	120,353
General Motors Acceptance Corporation, 8.0%, 11/01/31	700,000	647,023
Hawker Beechcraft Acquisition Co. LLC, 144A, PIK, FRN, 8.875%, 04/01/15	500,000	503,750
Leucadia National Corporation, 8.125%, 09/15/15	160,000	161,400
Residential Capital LLC, 144A, FRN, 8.04%, 04/17/09	60,000	37,200
Residential Capital LLC, 7.375%, 06/30/10	100,000	73,750
Residential Capital LLC, 7.0%, 02/22/11	130,000	94,900
Vanguard Health Holding Company I LLC, 0.0% to 10/01/09, 11.25% to maturity (b), 10/01/15*	430,000	335,400
Vanguard Health Holding Company II LLC, 9.0%, 10/01/14	195,000	190,125
Wind Acquisition Holdings Finance SA, PIK, 12/21/11	554,708	557,482

Food—2.1%
Delhaize America Inc., 9.0%, 04/15/31	393,000	475,686
Dole Food Company Inc., 7.25%, 06/15/10	500,000	475,000

Forest products & paper—2.2%
Appleton Papers Inc., Series B, 8.125%, 06/15/11	485,000	481,362
Appleton Papers Inc., Series B, 9.75%, 06/15/14	200,000	199,000
NewPage Corporation, FRN, 11.61%, 05/01/12	305,000	328,638

Healthcare services—3.6%
HCA Inc., 6.375%, 01/15/15	675,000	576,281
HCA Inc., 9.25%, 11/15/16	175,000	184,188
HCA Inc., PIK, 9.625% 11/15/16	240,000	253,800
Tenet Healthcare Corporation, 6.375%, 12/01/11	190,000	166,250
Tenet Healthcare Corporation, 7.375%, 02/01/13	375,000	318,750
Tenet Healthcare Corporation, 9.25%, 02/01/15	150,000	132,000

Home builders—1.0%
K. Hovnanian Enterprises Inc., 8.625%, 01/15/17	400,000	334,000
KB Home, 7.75%, 02/01/10	115,000	110,975

Home furnishings—1.5%
Norcraft Companies LP and Norcraft Finance Corporation, 9.0%, 11/01/11	110,000	112,750
Norcraft Holdings LP and Norcraft Capital Corporation, 0.0% to 09/01/08, 9.75% to maturity (b), 09/01/12*	650,000	578,500

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2007

HIGH YIELD BOND FUND (cont’d)
Corporate bonds—95.5% (a)	Principal amount	Value
Internet—0.0%
FTD Inc., 7.75%, 02/15/14	$20,000	$19,050

Iron/Steel—1.1%
Ryerson Inc., 144A, 12.0%, 11/01/15	240,000	246,600
Steel Dynamics Inc., 144A, 7.375%, 11/01/12	65,000	65,000
Tube City IMS Corporation, 9.75%, 02/01/15	200,000	196,500

Lodging—3.1%
Inn of the Mountain Gods Resort & Casino, 12.0%, 11/15/10	400,000	422,000
MGM Mirage Inc., 8.375%, 02/01/11	175,000	182,875
MGM Mirage Inc., 7.625%, 01/15/17	120,000	120,000
Station Casinos Inc., 7.75%, 08/15/16	260,000	254,475
Turning Stone Resort Casino Enterprise, 144A, 9.125%, 12/15/10	400,000	408,000

Metal fabricate/hardware—0.9%
Metals USA Inc., 11.125%, 12/01/15	370,000	394,975

Mining—0.9%
Freeport-McMoRan Copper & Gold Inc., 8.375%, 04/01/17	380,000	416,100

Oil & gas—3.9%
Belden & Blake Corporation, 8.75%, 07/15/12	810,000	826,200
Chesapeake Energy Corporation, 6.375%, 06/15/15	15,000	14,550
EXCO Resources Inc., 7.25%, 01/15/11	500,000	493,750
Mariner Energy Inc., 7.5%, 04/15/13	115,000	111,838
Pogo Producing Company, 7.875%, 05/01/13	180,000	183,600
Pride International Inc., 7.375%, 07/15/14	70,000	71,750
Whiting Petroleum Corporation, 7.0%, 02/01/14	55,000	54,106

Oil & gas services—1.2%
Complete Production Services Inc., 8.0%, 12/15/16	535,000	518,950
SESI LLC, 6.875%, 06/01/14	10,000	9,700

Packaging & containers—1.8%
Graham Packaging Company, 9.875%, 10/15/14	210,000	207,900
Graphic Packaging International Corporation, 9.5%, 08/15/13	450,000	472,500
Plastipak Holdings Inc., 144A, 8.5%, 12/15/15	115,000	118,450
Radnor Holdings Corporation, 11.0%, 03/15/10 (c)*	150,000	1,125

Pharmaceuticals—1.0%
Leiner Health Products Inc., 11.0%, 06/01/12	515,000	431,312

Pipelines—3.3%
Dynegy Holdings Inc., 144A, 7.75%, 06/01/19	520,000	488,150
El Paso Corporation, MTN, 7.8%, 08/01/31	185,000	184,807
SemGroup LP, 144A, 8.75%, 11/15/15	670,000	643,200
Southern Natural Gas, 8.0%, 03/01/32	40,000	45,623
The Williams Companies Inc., 7.625%, 07/15/19	125,000	135,625

Printing & publishing—2.3%
Dex Media West LLC and Dex Media West Finance Co., Series B, 9.875%, 08/15/13	100,000	106,625
Idearc Inc., 8.0%, 11/15/16	700,000	701,750
TL Acquisitions Inc., 144A, 10.5%, 01/15/15	230,000	228,850

Real estate—1.4%
Ashton Woods USA LLC and Ashton Woods Finance Company, 9.5%, 10/01/15	545,000	406,025
Realogy Corporation, 144A, 12.375%, 04/15/15	290,000	211,700

REIT—0.1%
Ventas Realty LP and Ventas Capital Corporation, 6.5%, 06/01/16	50,000	49,375

Retail—4.4%
AutoNation Inc., 7.0%, 04/15/14	35,000	33,862
Blockbuster Inc., 9.0%, 09/01/12	500,000	450,000
Buffets Inc., 12.5%, 11/01/14	140,000	90,650

Corporate bonds—95.5% (a)	Principal amount	Value
Denny’s Corporation and Denny’s Holdings Inc., 10.0%, 10/01/12	$200,000	$205,500
Dollar General Corporation, 144A, PIK, FRN, 11.875%, 07/15/17	290,000	255,925
EPL Finance Corporation, 11.75%, 11/15/13	205,000	206,025
Eye Care Centers of America Inc., 10.75%, 02/15/15	40,000	42,300
Neiman Marcus Group Inc., PIK, 9.0%, 10/15/15	205,000	216,275
Neiman Marcus Group Inc., 10.375%, 10/15/15	450,000	489,375

Semiconductors—0.2%
Freescale Semiconductor Inc., 8.875%, 12/15/14	115,000	108,819

Software—1.3%
First Data Corporation, 144A, 9.875%, 09/24/15	330,000	315,975
First Data Corporation, FRN, 7.98%, 09/24/14	250,000	240,938
PGS Solutions Inc., 144A, 9.625%, 02/15/15	55,000	50,875

Telecommunications—4.3%
Intelsat Corporation, 9.0%, 06/15/16	225,000	230,062
Level 3 Financing Inc., 9.25%, 11/01/14	400,000	377,000
Level 3 Financing Inc., FRN, 9.15%, 02/15/15	60,000	54,150
Rural Cellular Corporation, 9.875%, 02/01/10	260,000	271,050
Rural Cellular Corporation, 8.25%, 03/15/12	330,000	344,025
Rural Cellular Corporation, 144A, FRN, 8.62%, 06/01/13	150,000	153,188
Windstream Corporation, 8.625%, 08/01/16	475,000	508,250
World Access Inc., 13.25%, 01/15/08 (c)(d)*	489,849	14,206

Television, cable & radio—3.9%
Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 11.0%, 10/01/15	359,000	348,230
Charter Communications Holdings II LLC and Charter Communications Holdings II Capital Corporation, 10.25%, 09/15/10	240,000	244,800
CMP Susquehanna Corporation, 9.875%, 05/15/14	655,000	601,781
Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 12.125%, 01/15/12	145,000	134,125
Charter Communications Holdings LLC and Charter Communications Holdings Capital Corporation, 11.75%, 05/15/11	70,000	65,800
Charter Communications Holdings LLC, 11.75%, 05/15/14	445,000	388,262

Transportation—1.1%
Saint Acquisition Corporation, 144A, 12.5%, 05/15/17	750,000	478,125
Total domestic (cost $41,751,443)		38,274,616

Foreign—10.9% (e)
Building materials—0.2%
Ainsworth Lumber Co. Ltd., 6.75%, 03/15/14	90,000	57,825

Chemicals—1.6%
Basell AF SCA, 144A, 8.375%, 08/15/15	630,000	563,850
Montell Finance Co. BV, 144A, 8.1%, 03/15/27	175,000	152,250

Electric—0.2%
AES China Generating Company Ltd., 8.25%, 06/26/10	90,000	88,970

Electronics—1.6%
NXP BV and NXP Funding LLC, 7.875%, 10/15/14	145,000	141,556
NXP BV and NXP Funding LLC, 9.5%, 10/15/15	620,000	585,900

Forest products & paper—2.3%
Abitibi-Consolidated Inc., 7.75%, 06/15/11	100,000	83,000
Abitibi-Consolidated Inc., 7.4%, 04/01/18	310,000	218,550
Smurfit Capital Funding PLC, 7.5%, 11/20/25	775,000	751,750

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2007

HIGH YIELD BOND FUND (cont’d)
Corporate bonds—95.5% (a)	Principal amount	Value

Oil & gas—1.6%
OPTI Canada Inc., 144A, 7.875%, 12/15/14	$90,000	$89,325
OPTI Canada Inc., 144A, 8.25%, 12/15/14	640,000	641,600

Telecommunications—2.6%
NTL Cable PLC, 8.75%, 04/15/14	160,000	165,200
NTL Cable PLC, 9.125%, 08/15/16	340,000	358,700
True Move Company Ltd., 144A, 10.75%, 12/16/13	650,000	667,875

Transportation—0.8%
Kansas City Southern de Mexico SA de CV, 7.625%, 12/01/13	60,000	61,200
Transportaction Ferroviaria Mexicana SA de CV, 9.375%, 05/01/12	285,000	302,100
Total foreign (cost $5,154,587)		4,929,651
Total corporate bonds (cost $46,906,030)		43,204,267

Convertible bonds—0.0% (a)
Television, cable & radio—0.0%
ION Media Networks Inc., 11.0%, 07/31/13	500	335
Total convertible bonds (cost $465)		335

Foreign government issued securities—1.4% (a)(e)
Egypt Treasury Bill, 01/01/08*	1,600,000	287,000
JP Morgan Chase London Egypt Treasury Bill, 144A, 11/08/07*	327,000	337,541
Total foreign government issued securities (cost $602,774)		624,541

Warrants, common & preferred stocks—0.0% (a)	Shares	Value
Axiohm Transaction Solutions (common stock) (d)(f)*	4,056	0
Home Interiors & Gifts Inc. (common stock) (d)(f)*	735,946	7,359
Imperial Sugar Company (common stock)	344	8,872
ION Media Networks Inc, 12.0%, 08/31/13 (preferred stock)	1	2,700
Mattress Discounters Corporation (common stock) (d)*	3,747	0
Mattress Discounters Corporation, 07/15/07 (warrants) (d)*	250	0
TCR Holding Corporation, Class B (preferred stock) (d)*	602	1
TCR Holding Corporation, Class C (preferred stock) (d)*	331	0
TCR Holding Corporation, Class D (preferred stock) (d)*	873	1
TCR Holding Corporation, Class E (preferred stock) (d)*	1,807	2
UbiquiTel Inc., 04/15/10 (warrants) (d)*	375	4
World Access Inc. (common stock) (d)*	1,571	2
Total warrants, common & preferred stocks (cost $1,103,781)		18,941

Total investment portfolio excluding repurchase agreement (cost $48,613,050)		43,848,084

Repurchase agreement—0.0% (a)
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $10,001 on November 1, 2007, collateralized by $10,000 United States Treasury Notes, 4.875% due May 15, 2009, (market value $10,404 including interest) (cost $10,000)		10,000

Total investment portfolio (cost $48,623,050)		$43,858,084

Footnotes

* Non-income producing security.

(a) Percentages indicated are based on net assets. (b) Bonds reset to applicable coupon rate at a future date. (c) Issuer has defaulted on principal and/or interest payments and may have sought bankruptcy protection. (d) Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities and fair valued according to procedures adopted by the Board of Trustees. At October 31, 2007, these securities aggregated $579,557 or 1.4% of the net assets of the Fund. (e) U.S. dollar denominated. (f) Private placement security acquired from issuers of bonds that have defaulted. At October 31, 2007, these securities aggregated $7,359 or 0.0% of the net assets of the Fund.

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At October 31, 2007, these securities aggregated $9,678,199 or 21.4% of the net assets of the Fund.

FRN—Floating rate notes reset their interest rate on a semiannual or quarterly basis.

MTN—Medium term note

PIK—Payment-in-kind securities may pay interest in the form of additional shares, as opposed to cash payouts.

REIT—Real estate investment trust

Standard & Poor’s bond ratings (a)
Bond rating	Percent of net assets
BB	13.6%
B	54.3%
CCC	25.8%
NR	1.8%

(a) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., provides independent credit ratings, indices, risk evaluation, investment research, data and valuations. Analytic services provided by Standard & Poor’s Rating Services (“Rating Services”) are the result of separate activities designed to preserve the independence and objectivity of ratings opinions. These ratings issued by Ratings Services are statements of opinion and not statements of fact or recommendations to purchase, hold or sell any securities or make any other investment decisions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other lower-rated obligations.

B—An obligation rate ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has capacity to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

NR—Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

10.31.2007

INTERNATIONAL EQUITY FUND
Common stocks—83.0% (a)	Shares	Value
Australia—4.4%
BHP Billiton Ltd.	140,736	$6,095,151
BHP Billiton Ltd, Sponsored ADR	2,490	217,277
Brambles Ltd.	40,497	536,679
Fairfax Media Ltd.	39,279	173,604
Macquarie Airports Management Ltd.	810,040	3,309,543
Newcrest Mining Ltd.	82,284	2,491,095
Publishing & Broadcasting Ltd.	13,083	254,361
Rio Tinto Ltd.	24,027	2,483,021

Austria—3.7%
Erste Bank der Oesterreichischen Sparkassen AG	21,327	1,738,536
Flughafen Wien AG	2,492	295,409
Immoeast AG*	89,302	1,090,155
OMV AG	66,105	4,954,078
Raiffeisen International Bank Holding AG	13,915	2,310,180
Telekom Austria AG	18,905	542,855
Verbund—Oesterreichische Elektrizitaetswirtschafts AG	6,091	402,730
Wiener Staedtische Versicherung AG	9,870	728,703
Wienerberger AG	14,515	907,419

Belgium—1.4%
Fortis SA/NV	21,341	683,987
Groupe Bruxelles Lambert SA	1,347	172,762
KBC Ancora	18,858	2,129,633
KBC Group NV	13,488	1,893,017

Bermuda—0.3%
Central European Media Enterprises Ltd., Class A*	7,921	908,935

Brazil—0.3%
Bovespa Holding SA*	37,253	695,938
Unibanco—Uniao de Bancos Brasileiros SA	14,172	223,207
Unibanco—Uniao de Bancos Brasileiros SA, Sponsored GDR	372	58,791

Canada—2.5%
Cameco Corporation	17,579	861,552
Canadian Natural Resources Ltd.	2,208	182,628
Imperial Oil Ltd	8,135	440,667
Ivanhoe Mines Ltd.*	133,265	1,822,607
OPTI Canada Inc.*	9,716	194,872
Potash Corporation of Saskatchewan Inc.	18,813	2,329,342
Research in Motion Ltd.*	7,911	984,999
Suncor Energy Inc.	12,879	1,402,751
Talisman Energy Inc.	17,278	374,375
UTS Energy Corporation*	28,515	183,435

Chile—0.1%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	1,788	343,296

China—0.8%
Alibaba.com Ltd.*	8,923	15,542
Beijing Capital International Airport Company Ltd., Class H	1,302,362	2,601,387
Weiqiao Textile Company Ltd., Class H	64,933	121,981
Wumart Stores Inc., Class H	207,156	188,426

Cyprus—0.7%
AFI Development PLC, 144A, Sponsored GDR*	4,258	44,283
Bank of Cyprus Public Company Ltd.	131,677	2,577,699

Czech—2.1%
Komercni Banka, AS	32,775	7,597,619

Denmark—0.6%
ALK-Abello AS	1,395	301,939
Carlsberg AS, Class B	1,244	167,831
FLSmidth & Co. AS	2,298	250,294

Common stocks—83.0% (a)	Shares	Value
Novo Nordisk AS, Class B	5,464	$679,621
Rockwool International AS, Class B	932	299,034
Vestas Wind Systems AS*	3,550	319,362

Finland—3.0%
Elisa Oyj	4,288	127,424
Fortum Oyj	50,764	2,203,649
Kemira Oyj	14,362	340,656
Kesko Oyj, Class B	2,919	175,023
Metso Oyj	2,401	146,999
Nokia Oyj	86,746	3,441,060
Nokian Renkaat Oyj	2,793	105,382
OKO Bank PLC	8,565	183,816
Orion Oyj, Class B	12,142	311,905
Outotec Oyj	7,398	568,415
Ramirent Oyj	45,922	1,029,034
Sanomawsoy Oyj	15,660	452,289
Yit Oyj	46,774	1,450,875

France—8.6%
Accor SA	1,904	182,102
Aeroports de Paris	16,090	1,847,040
Air Liquide	12,211	1,683,944
ALSTOM SA	3,144	747,917
BNP Paribas	8,894	983,967
Bouygues	11,483	1,105,600
Bureau Veritas SA*	2,994	173,176
Compagnie de Saint-Gobain	7,760	837,354
Credit Agricole SA	8,270	327,687
EDF Energies Nouvelles SA	872	70,000
Electricite de France	20,524	2,465,641
France Telecom SA	25,332	935,828
Hermes International	1,489	196,091
JC Decaux SA	8,582	316,220
Lafarge SA	16,808	2,741,194
LVMH Moet Hennessy Louis Vuitton SA	24,814	3,200,256
Metropole Television SA	5,206	153,950
Neuf Cegetel	3,645	184,547
Nexity Initiale, SAS	1,670	111,191
Pernod-Ricard SA	3,036	701,787
PPR SA	8,298	1,647,256
Remy Cointreau	1,960	150,730
Renault SA	3,428	577,496
Societe Television Francaise 1	16,961	470,177
Sodexho Alliance SA*	1,876	136,037
Suez SA*	31,791	2,071,934
Technip SA	1,774	159,412
TOTAL SA	51,229	4,129,289
Veolia Environnement	7,317	654,022
Vinci SA	15,719	1,292,555
Vivendi SA	3,941	177,710
Wendel Investissement	832	142,842

Germany—6.7%
Adidas AG	1,551	103,626
Arcandor AG*	11,427	367,011
BASF AG	2,665	368,209
Bayer AG	6,226	520,637
Bilfinger Berger AG	1,957	175,035
Celesio AG	1,765	99,970
Commerzbank AG	72,897	3,102,923
Continental AG	1,699	257,079
DaimlerChrysler AG	22,806	2,518,382

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2007

INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—83.0% (a)	Shares	Value
Germany (cont’d)
Deutsche Boerse AG	5,312	$841,845
Deutsche Post AG*	5,746	173,705
Deutsche Postbank AG	4,684	342,877
E.ON AG	13,842	2,701,497
Fraport AG Frankfurt Airport Services Worldwide	43,492	3,405,515
Fresenius Medical Care AG & Co. KGaA	27,997	1,479,236
Fresenius SE	19,739	1,536,838
Henkel KGaA	11,525	535,006
Hypo Real Estate Holding AG	11,596	691,747
IKB Deutsche Industriebank AG	10,330	216,311
Merck KGaA	2,408	301,736
Praktiker Bau-und Heimwerkermaerkte AG	4,344	157,709
Rheinmetall AG	2,918	261,004
Rhoen-Klinikum AG	28,899	923,075
RWE AG	5,579	762,130
Siemens AG	12,637	1,719,656
Tognum AG*	5,316	192,315

Greece—0.4%
Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical & Organic Products*	181,129	663,236
Hellenic Telecommunications Organization SA	27,443	1,004,344

Hong Kong—2.5%
China Merchants Holdings (International) Company Ltd.	391,957	2,776,247
China Mobile Ltd.	44,523	936,380
Galaxy Entertainment Group Ltd.*	403,177	440,520
GOME Electrical Appliances Holdings Ltd.	648,366	1,483,627
Hutchison Telecommunications International Ltd.	61,549	87,676
Melco International Development Ltd.	383,305	732,538
Melco PBL Entertainment Macau Ltd., Sponsored ADR*	23,775	378,023
Shun Tak Holdings Ltd.	1,242,891	1,952,000
Texwinca Holdings Ltd.	87,117	76,828

Hungary—3.4%
Magyar Telekom Telecommunications PLC	320,595	1,724,158
MOL Hungarian Oil and Gas	1,403	215,866
OTP Bank Ltd.	181,058	9,818,056
Richter Gedeon Rt.	1,553	337,199

India—0.2%
State Bank of India, Ltd., Sponsored GDR	5,623	701,186

Indonesia—0.1%
Semen Gresik Persero Tbk PT	318,110	218,645

Ireland—0.1%
CRH PLC	11,768	451,937
Kingspan Group PLC	2,768	66,147

Italy—1.8%
Autogrill SPA	1,716	34,304
Banca Popolare di Milano Scrl	43,072	676,862
Banca Popolare di Sondrio Scarl	6,866	109,267
Banco Popolare Scarl*	7,062	169,839
Bulgari SpA	18,785	294,136
Buzzi Unicem SpA	30,511	864,297
Credito Emiliano SpA	19,320	261,484
Finmeccanica SpA	10,337	308,070
Geox SpA	22,809	546,421
Intesa Sanpaolo SpA (non-voting)	125,507	952,285
Italcementi SpA	7,017	161,423
Lottomatica SpA	919	32,898
Mediobanca SpA	15,219	361,145

Common stocks—83.0% (a)	Shares	Value
Telecom Italia SpA	71,714	$224,883
UniCredito Italiano SpA	140,773	1,208,975
Unione di Banche Italiane ScpA	6,162	171,077

Japan—5.8%
Acom Co., Ltd.	2,800	66,791
Aeon Credit Service Company Ltd.	2,968	45,658
Aiful Corporation	3,100	73,202
Aisin Seiki Co., Ltd.	3,001	122,877
Canon Inc.	17,273	873,375
Credit Saison Co., Ltd.	2,617	83,075
Daihatsu Motor Co., Ltd.	16,000	170,244
Daikin Industries, Ltd.	7,600	381,869
Daiwa Securities Group Inc.	6,003	57,861
Denso Corporation	11,513	465,580
Dentsu Inc.	86	225,535
East Japan Railway Company	54	444,840
Eisai Co., Ltd.	3,800	159,506
Fanuc Ltd.	3,400	372,402
Fuji Television Network, Inc.	41	82,722
Honda Motor Co., Ltd.	18,720	701,991
Hoya Corporation	10,100	367,333
IBIDEN Co., Ltd.	4,000	340,148
ITOCHU Corporation	15,000	191,104
Japan Tobacco Inc.	122	710,558
JFE Holdings, Inc.	2,429	141,993
JS Group Corporation	5,594	90,446
JSR Corporation	2,913	75,444
KDDI Corporation	44	333,314
Koito Manufacturing Co., Ltd.	9,474	131,893
Komatsu Ltd.	8,600	288,300
Kubota Corporation	7,491	63,034
Kyocera Corporation	3,000	254,221
Makita Corporation	4,863	235,254
Matsushita Electric Industrial Co., Ltd.	18,853	360,575
Mitsubishi Corporation	11,000	342,212
Mitsubishi Electric Corporation	11,000	133,515
Mitsubishi UFJ Financial Group, Inc.	80,160	799,067
Mitsui & Co., Ltd.	14,000	364,209
Mitsui Fudosan Co., Ltd.	3,129	86,450
Mitsui Mining & Smelting Company, Ltd.	2	8
Mizuho Financial Group, Inc.	71	399,300
Nikon Corporation	11,000	351,186
Nintendo Co., Ltd.	3,401	2,144,673
Nippon Electric Glass Co., Ltd.	17,000	287,401
Nippon Telegraph & Telephone Corporation	23	105,339
Nissan Motor Co., Ltd.	6,562	75,659
Nitto Denko Corporation	8,001	390,540
Nomura Holdings, Inc.	5,622	100,235
NSK Ltd.	16,000	142,360
NTT DoCoMo, Inc.	165	239,293
Olympus Corporation	1,508	63,106
Promise Co., Ltd.	2,960	88,918
Ricoh Company, Ltd.	16,000	315,649
Sapporo Hokuyo Holdings, Inc.	6	61,730
Seven & I Holdings Co., Ltd.	3,800	97,903
Sharp Corporation	5,000	78,773
Sony Corporation	11,086	548,097
Stanley Electric Co., Ltd.	12,499	277,624
Sumitomo Chemical Company, Ltd.	30,000	266,254
Sumitomo Corporation	9,648	168,213
Sumitomo Electric Industries, Ltd.	7,400	119,237
Sumitomo Heavy Industries Ltd.	19,996	264,577

The accompanying notes are an integral part of the financial statements.	33

Investment Portfolios

10.31.2007

INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—83.0% (a)	Shares	Value
Japan (cont’d)
Sumitomo Metal Industries, Ltd.	40,084	$197,655
Sumitomo Mitsui Financial Group Inc.	54	440,938
Suzuki Motor Corporation	15,300	500,317
Takata Corporation	2,500	89,057
Takeda Pharmaceutical Company, Ltd.	4,800	299,807
Takefuji Corporation	2,970	75,741
The Bank of Kyoto, Ltd.	7,184	91,619
The Bank of Yokohama, Ltd.	37,997	268,378
The Sumitomo Trust & Banking Company, Ltd.	11,065	82,229
Toray Industries Inc.	11,000	84,831
Toyota Motor Corporation	25,532	1,459,591
Yamada Denki Co., Ltd.	6,170	635,505
Yamaha Motor Co., Ltd.	4,201	119,662
Yamato Holdings Co., Ltd.	2,564	37,609
Yokogawa Electric Corporation	7,801	98,486

Luxembourg—0.4%
Millicom International Cellular SA*	12,487	1,466,973

Mexico—1.1%
America Movil, SAB de CV, Series L	181,209	572,246
America Movil, SAB de CV, Series L, Sponsored ADR	3,398	222,195
Controladora Comercial Mexicana, SA de CV	42,733	132,592
Corporacion Moctezuma, SA de CV	125,501	398,669
Desarrolladora Homex, SAB de CV, Sponsored ADR*	2,146	121,270
Fomento Economico Mexicano, SA de CV, Sponsored ADR	12,709	452,567
Grupo Cementos de Chihuahua SAB de CV	21,355	119,093
Grupo Financiero Banorte, SAB de CV	218,285	985,048
Grupo Televisa SA, Sponsored ADR	15,967	396,780
Urbi Desarrollos Urbanos, SA de CV*	129,153	499,564

Netherlands—0.6%
ING Groep NV	7,481	337,233
Koninklijke Ahold NV	11,895	178,897
Koninklijke KPN NV	39,424	744,431
Koninklijke Vopak NV	3,601	206,711
TNT NV	4,253	174,640
Unilever NV	16,141	525,066

New Zealand—0.1%
Auckland International Airport Ltd.	219,696	487,011

Norway—1.9%
Aker Kvaerner ASA	12,557	438,373
DnB NOR ASA	56,530	931,145
Marine Harvest ASA*	190,868	193,463
Norsk Hydro ASA	69,985	1,024,551
StatoilHydro ASA	71,635	2,412,924
Telenor ASA	36,660	860,894
Yara International ASA	20,865	808,604

Poland—3.4%
Bank BPH SA	3,453	1,356,260
Bank Handlowy w Warszawie SA	34,266	1,603,444
Bank Millenium SA	10,822	58,698
Bank Pekao SA	21,419	2,286,163
Bank Zachodni WBK SA	10,392	1,153,752
BRE Bank SA*	2,246	512,368
ING Bank Slaski SA	653	231,909
Polish Oil & Gas Co.	348,149	793,779
Powszechna Kasa Oszczednosci Bank Polski SA	103,201	2,295,060
Telekomunikacja Polska SA	186,759	1,768,829

Common stocks—83.0% (a)	Shares	Value
Portugal—0.5%
Energias de Portugal, SA	56,525	$363,856
Jeronimo Martins, SGPS, SA	189,778	1,405,755

Romania—0.7%
Board of Romanian Development Bank-Groupe Societe Generale	88,073	998,959
SNP Petrom SA	6,979,016	1,592,275
Socep Constanta*	372,000	48,498

Russia—5.6%
Bank VTB OAO, 144A, Sponsored GDR*	69,622	668,371
CTC Media, Inc.*	16,223	407,035
Evraz Group SA, 144A, Sponsored GDR	10,101	762,626
JSC MMC Norilsk Nickel, Sponsored ADR	8,316	2,619,540
LUKOIL, Sponsored ADR	6,092	556,809
Mechel OAO, Sponsored ADR	2,053	172,760
OAO Gazprom, Sponsored ADR	116,151	5,784,320
OAO Novatek, 144A, Sponsored GDR	11,542	634,810
OAO Rosneft Oil Company, Sponsored GDR	237,820	2,109,464
OJSC Pharmstandard, 144A, Sponsored GDR*	36,782	802,215
Polyus Gold Mining Co., Sponsored ADR	12,612	570,693
Severstal, 144A, Sponsored GDR	7,097	168,909
Sistema-Hals, 144A, Sponsored GDR*	21,005	204,799
Unified Energy System, Sponsored GDR	16,600	2,045,016
Uralkali, 144A, Sponsored GDR	2,419	60,475
Uralsvyazinform, Sponsored ADR	18,733	237,909
VimpleCom OAO, Sponsored ADR	21,782	720,331
Wimm-Bill-Dann Foods, Sponsored ADR	10,070	1,205,883
X 5 Retail Group NV, Sponsored GDR*	6,713	242,531

South Africa—0.3%
Impala Platinum Holdings Ltd.	13,901	521,900
MTN Group Ltd.	20,913	405,815
Standard Bank Group Ltd.	17,255	311,536

South Korea—0.3%
Hyundai Motor Company	1,886	149,979
Kookmin Bank	2,059	170,027
NHN Corporation	664	215,504
Samsung Electronics Co., Ltd.	847	525,875

Spain—1.0%
Gamesa Corporacion Technologica SA	6,428	328,104
Iberdrola, SA	22,037	354,652
Inditex SA	10,788	805,208
Telefonica SA	58,519	1,935,179

Sweden—2.1%
Getinge AB, Class B	12,254	325,163
Hennes & Mauritz AB, Class B	10,184	678,661
Modern Times Group AB, Class B	13,402	943,276
Nordea Bank AB	125,503	2,249,417
OMX AB	10,068	422,593
Securitas AB, Class B	2,508	31,640
Skandinaviska Enskilda Banken AB, Class A	21,956	674,631
Swedbank AB, Class A	46,285	1,451,953
Telefonaktiebolaget LM Ericsson, Class B	81,109	243,319
TeliaSonera AB	29,792	293,465

Switzerland—5.7%
ABB Ltd.	41,800	1,263,175
BKW FMB Energie AG	2,943	353,703
Compagnie Financiere Richemont SA, Class A	35,064	2,506,654
Credit Suisse Group	5,178	349,382

34	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2007

INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—83.0% (a)	Shares	Value
Switzerland (cont’d)
Flughafen Zuerich AG	1,903	$769,212
Holcim Ltd.	28,946	3,309,293
Nestle SA	11,592	5,355,474
Nobel Biocare Holding AG	366	106,845
Roche Holding AG	5,539	946,318
SGS SA	421	554,565
Synthes Inc.	1,511	188,850
The Swatch Group AG	6,474	2,074,204
UBS AG	6,609	354,510
Xstrata PLC	30,656	2,199,216

Taiwan—0.0%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	9,321	99,269

Turkey—0.1%
Haci Omer Sabanci Holding AS	10,300	70,487
Turkiye Garanti Bankasi AS	21,853	201,506
Turkiye Is Bankasi AS, Class C	27,691	189,780

Ukraine—0.8%
Raiffeisen Bank Aval	1,619,152	355,400
Ukrnafta*	7,557	630,858
Ukrnafta, Sponsored ADR*	58	29,051
Ukrsotsbank JSCB AKB*	1,145,480	308,059
UkrTelecom*	5,916,954	1,306,363
UkrTelecom, Sponsored GDR*	9,912	109,416

United Kingdom—8.9%
Amec PLC	28,317	494,995
Anglo American PLC	44,957	3,100,795
BAE Systems PLC	20,994	217,918
BHP Billiton PLC	77,426	2,950,934
BP PLC	326,054	4,233,298
Burberry Group PLC	39,693	508,672
Compass Group PLC	129,575	934,701
Diageo PLC	151,632	3,472,976
GlaxoSmithKline PLC	35,694	919,758
Intertek Group PLC	27,432	586,384
Kingfisher PLC	14,572	59,890
Persimmon PLC	1,529	33,459
Peter Hambro Mining PLC*	14,808	433,104
QinetiQ PLC	62,289	245,739
Reckitt Benckiser Group PLC	27,872	1,618,118
Rio Tinto PLC	27,788	2,598,957
Rio Tinto PLC, Sponsored ADR	1,247	467,625
Rolls-Royce Group PLC*	3,333,362	909,576
Scottish & Newcastle PLC	13,370	218,135
Smith & Nephew PLC	161,980	2,190,950
Taylor Wimpey PLC	10,916	56,441
Tesco PLC	189,084	1,921,675
Vodafone Group PLC	810,525	3,194,019
William Hill PLC	12,439	160,520
WPP Group PLC	12,250	167,561
Total common stocks (cost $223,698,895)		295,095,966

Warrants—4.5% (a)

India—3.3%
ABN Amro Bank/ICICI Bank Ltd, 06/30/09	3,775	122,081
CLSA Financial Products Ltd./Bharti Airtel Ltd., 05/31/10*	57,328	1,494,091
CLSA Financial Products Ltd./ICICI Bank Ltd., 05/10/10	25,585	825,459
CLSA Financial Products Ltd./Mahindra & Mahindra Ltd., 06/10/28	8,245	158,239
CLSA Financial Products Ltd./Oil and Natural Gas Corporation Ltd., 05/13/10	6,246	198,212

Warrants—4.5% (a)	Shares	Value
India (cont’d)
CLSA Financial Products Ltd./Reliance Industries Ltd., 05/17/10	5,070	$358,756
CLSA Financial Products Ltd./State Bank of India, 144A, 05/13/10	84,928	5,353,336
Citigroup Global Markets Holdings/Canara Bank, 01/19/09*	101,145	765,641
Citigroup Global Markets Holdings/ICICI Bank Ltd., 01/19/09	8,547	274,017
Citigroup Global Markets Holdings/State Bank of India, 144A, 01/19/09	28,770	1,817,445
Citigroup Global Markets Holdings/Suzlon Energy Ltd., 01/20/10	3,872	194,326

Russia—0.8%
UBS AG London Branch/Sberbank, 144A, 09/01/07	684	2,960,747

Taiwan—0.4%
Deutsche Bank AG London Branch/Formosa Plastics Corporation, 01/24/17	88,567	276,648
Deutsche Bank AG London Branch/Hon Hai Precision Industry Co., Ltd., 08/19/08	88,645	681,222
Deutsche Bank AG London Branch/Taiwan Semiconductor Manufacturing Co. Ltd., 01/19/17	116,848	230,090
Total warrants (cost $9,184,646)		15,710,310

Preferred stocks—1.4% (a)
Brazil—1.2%
Companhia Vale do Rio Doce, Class A	101,569	3,190,634
Petrobras SA	30,076	1,245,085

Germany—0.2%
Volkswagen AG	3,410	647,134
Total preferred stocks (cost $3,837,000)		5,082,853

Investment companies—9.6% (a)
British Virgin Islands—0.0%
RenShares Utilities Ltd., Class RenGen*	52,051	174,371

France—0.1%
Eurazeo	2,973	443,716

Greece-0.2%
Marfin Investment Group SA	69,350	658,179

Guernsey-0.5%
KKR Private Equity Investors LLP	82,706	1,621,038

Hong Kong—2.7%
Hang Seng Investment Index Funds Series H—Share Index ETF	222,360	6,004,405
Hang Seng Investment Index Funds Series II—Hang Seng Index ETF	49,400	2,027,435
Tracker Fund of Hong Kong	388,491	1,588,144

India—0.3%
Citigroup Global Markets Holdings/Banking Index Benchmark Exchange Traded Scheme—Bank BeES, 144A, 01/20/10 (warrants)*	51,155	1,183,727

Romania—0.1%
Banat-Crisana SA (SIF 1)	71,000	110,152
Moldova SA (SIF 2)	77,000	120,130
Muntenia SA (SIF 4)	53,500	58,124
Oltenia Craiova (SIF 5)	41,000	77,150
Transilvania SA (SIF 3)	58,000	60,241

Singapore—0.6%
iShares MSCI India ETF*	218,050	2,081,024

The accompanying notes are an integral part of the financial statements.	35

Investment Portfolios

10.31.2007

INTERNATIONAL EQUITY FUND (cont’d)
Investment companies—9.6% (a)	Shares	Value
United States—5.1%
iShares MSCI Australia Index Fund ETF	78,242	$2,715,780
iShares MSCI Brazil Index Fund ETF	15,405	1,318,668
iShares MSCI Canada Index Fund ETF	200,902	7,248,544
iShares MSCI South Africa Index Fund ETF	12,246	1,877,312
iShares MSCI South Korea Index Fund ETF	35,691	2,668,259
iShares MSCI Taiwan Index Fund ETF	121,334	2,202,212
Total investment companies (cost $29,751,163)		34,238,611

Government issued securities—0.0% (a)
Bulgaria—0.0%
Republic of Bulgaria Compensation Notes*	33,115	$11,200
Republic of Bulgaria Housing Compensation Notes*	13,665	4,750
Republic of Bulgaria Registered Compensation Vouchers*	20,024	6,528
Total government issued securities (cost $29,438)		22,478

Total investment portfolio excluding repurchase agreement (cost $266,501,142)		350,150,218

Repurchase agreement—2.2% (a)
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $7,830,959 on November 1, 2007, collateralized by $7,830,000 United States Treasury Notes, 4.875% due April 30, 2011, (market value $8,115,410 including interest) (cost $7,830,000)		7,830,000

Total investment portfolio (cost $274,331,142)		$357,980,218

*Non-income producing security.
(a) Percentages indicated are based on net assets.
ADR—American depository receipt
ETF—Exchange-traded fund
GDR—Global depository receipt
SIF—Societatea de Investitii Financiare
144A—144A securities are issued pursuant to Rule 144A of the
Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be ressold as transactions exempt from registration to qualified institutional buyers. At October 31,2007, these securities aggregated $9,308,407 or 2.6% of the net assets of the Fund.

Sector allocation
Sector	Percent of net assets
Financial	32%
Basic materials	12%
Industrial	12%
Consumer, non-cyclical	10%
Communications	9%
Energy	9%
Consumer, cyclical	8%
Utilities	4%
Other sectors	3%
Cash/Other	1%

Forward foreign currency contracts outstanding
Contract to deliver		In exchange for		Delivery date	Unrealized appreciation (depreciation)
CAD	3,181,439	USD	2,959,341	11/19/07	(390,426)
HUF	1,489,296,810	USD	7,395,030	11/19/07	(896,318)
PLN	33,360,136	USD	11,717,304	11/19/07	(1,586,360)
TRY	3,380,261	USD	2,339,378	11/19/07	(527,675)
USD	2,768,655	TRY	3,380,261	11/19/07	98,399
USD	3,110,118	CAD	3,181,439	11/19/07	239,649
USD	4,666,461	HUF	835,040,584	11/19/07	133,841
USD	9,283,336	PLN	24,838,920	11/19/07	622,159
AUD	11,396,900	USD	8,878,022	11/20/07	(1,672,115)
MXN	33,564,252	USD	2,959,341	11/20/07	(171,955)
USD	1,442,673	MXN	15,907,220	11/20/07	41,353
USD	9,800,495	AUD	11,396,900	11/20/07	749,644
HUF	230,979,259	USD	1,196,784	11/23/07	(130,603)
USD	1,294,654	HUF	230,979,259	11/23/07	32,732
TRY	826,410	USD	648,673	12/24/07	(44,724)
USD	670,135	TRY	826,410	12/24/07	23,262
CZK	25,433,329	USD	1,304,824	12/27/07	(66,041)
		Net unrealized depreciation			($3,545,178)
AUD—Australian Dollar
CAD—Canadian Dollar
CZK—Czech Koruna
HUF—Hungarian Forint
MXN—Mexican Peso
PLN—Polish Zloty
TRY—New Turkish Lira
USD—United States Dollar

Industry allocation
Industry	Value	Percent of net assets
Banks	$69,271,820	19.5%
Investment companies	34,238,611	9.6%
Mining	32,624,109	9.2%
Oil & gas	32,657,602	9.2%
Telecommunications	25,462,576	7.2%
Engineering & construction	18,935,725	5.3%
Electric	13,724,808	3.9%
Financial services	13,653,945	3.8%
Food	11,203,766	3.2%
Building materials	10,846,820	3.1%
Retail	11,163,085	3.1%

36	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2007

INTERNATIONAL EQUITY FUND (cont’d)

Industry allocation (cont’d)
Industry	Value	Percent of net assets
Chemicals	$7,464,049	2.1%
Auto manufacturers	6,959,032	2.0%
Pharmaceuticals	5,823,210	1.6%
Beverages	5,164,026	1.4%
Healthcare services	3,939,149	1.1%
Real estate	3,488,878	1.0%
Commercial Services	3,205,715	0.9%
Healthcare products	2,811,808	0.8%
Machinery	2,782,855	0.8%
Television, cable & radio	2,966,095	0.8%
Electronics	2,401,213	0.7%
Household products	2,153,124	0.6%
Toys/Games/Hobbies	2,144,673	0.6%
Diversified manufacturer	1,719,656	0.5%
Aerospace/Defense	1,435,564	0.4%
Apparel	1,354,810	0.4%
Electrical components & equipment	1,450,941	0.4%
Iron/Steel	1,443,943	0.4%
Auto parts & equipment	1,171,868	0.3%
Computers	984,999	0.3%
Distribution/Wholesale	1,065,738	0.3%
Food service	1,070,737	0.3%
Home furnishings	908,672	0.3%
Insurance	1,065,936	0.3%
Lodging	1,000,644	0.3%
Metal fabricate/hardware	1,166,911	0.3%
Office/Business equipment	1,189,024	0.3%
Transportation	1,037,505	0.3%
Advertising	709,320	0.2%
Agriculture	710,558	0.2%
Home builders	710,734	0.2%
Multimedia	884,360	0.2%
Semiconductors	855,234	0.2%
Water	654,022	0.1%
Broadcasting services/programs	396,780	0.1%
Entertainment	193,418	0.1%
Hand/Machine tools	235,254	0.1%
Internet	231,046	0.1%
Miscellaneous manufacturer	414,292	0.1%
Textiles	283,640	0.1%
Other	717,918	0.2%
Total investment portfolio excluding repurchase agreement	$350,150,218	98.5%

MID CAP STOCK FUND
Common stocks—99.3% (a)	Shares	Value
Apparel—0.8%
Liz Claiborne Inc.	544,035	$15,488,676

Auto parts & equipment—0.8%
BorgWarner Inc.	143,355	15,154,057

Banks—2.3%
Associated Banc-Corp	860,608	24,837,147
People’s United Financial Inc.	986,170	17,534,103

Beverages—1.2%
Brown-Forman Corporation, Class B	309,292	22,881,422

Broadcasting services/programs—3.2%
Liberty Global Inc., Class C*	1,141,059	41,854,044
Liberty Media Corporation, Class A*	145,855	18,228,958

Chemicals—7.7%
Albemarle Corporation	767,765	36,668,456
Celanese Corporation, Class A	1,446,305	60,686,958
Ecolab Inc.	396,889	18,721,254
Hercules Inc.	1,413,510	26,588,123

Commercial services—7.1%
Arbitron Inc.	415,390	21,027,042
Pharmaceutical Product Development, Inc.	462,794	19,548,419
Quanta Services, Inc.*	985,600	32,524,800
Service Corporation International	2,699,147	39,056,657
Sotheby’s	345,935	18,739,299

Computers—8.7%
Cognizant Technology Solutions, Class A*	1,206,350	50,015,271
DST Systems, Inc.*	441,463	37,396,331
Logitech International SA*	1,068,887	37,753,089
Teradata Corporation*	1,266,525	36,133,958

Distribution/Wholesale—1.0%
WW Grainger, Inc.	202,220	18,183,622

Diversified manufacturer—1.7%
Danaher Corporation	380,168	32,568,993

Electric—1.1%
NRG Energy, Inc.*	439,635	20,073,734

Electrical components & equipment—2.2%
AMETEK, Inc.	858,254	40,337,938

Electronics—5.1%
Amphenol Corporation, Class A	1,016,585	45,004,218
Dolby Laboratories Inc., Class A*	772,607	32,032,286
PerkinElmer, Inc.	658,694	18,127,259

Environmental control—1.8%
Republic Services, Inc.	961,792	32,883,668

Financial services—3.0%
Affiliated Managers Group, Inc.*	177,590	23,361,964
AllianceBernstein Holding LP	369,370	31,555,279

Food—3.6%
Campbell Soup Company	1,158,885	42,855,567
Dean Foods Company*	843,450	23,422,606

Healthcare products—4.7%
Dentsply International Inc.	928,960	38,533,261
Patterson Companies, Inc.*	537,455	21,019,865
Steris Corporation	932,675	27,084,882

The accompanying notes are an integral part of the financial statements.	37

Investment Portfolios

10.31.2007

MID CAP STOCK FUND (cont’d)
Common stocks—99.3% (a)	Shares	Value

Healthcare services—2.4%
Laboratory Corporation of America Holdings*	639,360	$43,956,000

Home builders—1.5%
Thor Industries, Inc.	589,560	28,298,880

Home furnishings—0.8%
Harman International Industries, Inc.	176,680	14,876,456

Insurance—9.6%
Aon Corporation	1,204,590	54,592,019
Arch Capital Group Ltd.*	734,552	54,922,453
HCC Insurance Holdings, Inc.	617,180	18,447,510
Reinsurance Group of America, Inc.	308,065	17,599,753
Unum Group	1,401,875	32,719,762

Machinery—2.5%
Cummins, Inc.	195,125	23,407,195
IDEX Corporation	628,885	22,275,107

Oil & gas services—3.1%
Acergy SA, Sponsored ADR	1,025,915	29,689,980
Dresser-Rand Group, Inc.*	235,055	9,096,628
Weatherford International Ltd.*	286,600	18,603,206

Packaging & containers—4.0%
Greif Inc., Class A	452,855	28,801,578
Owens-Illinois Inc.*	277,580	12,330,104
Pactiv Corporation*	1,168,575	32,100,755

Pipelines—2.9%
Equitable Resources Inc.	414,785	23,360,691
Williams Companies, Inc.	823,620	30,053,894

Printing & publishing—2.6%
John Wiley & Sons, Inc., Class A	531,710	23,384,606
The Washington Post Company, Class B	29,200	24,790,800

Retail—4.2%
Nordstrom, Inc.	790,195	31,165,291
O’Reilly Automotive Inc.*	630,415	20,816,303
TJX Companies, Inc.	922,520	26,688,504

Semiconductors—1.5%
Intersil Corporation, Class A	904,340	27,437,676

Software—5.1%
ANSYS, Inc.*	950,418	36,885,723
Fiserv, Inc.*	590,455	32,711,207
Intuit Inc.*	755,430	24,302,183

Telecommunications—2.1%
Cellcom Israel Ltd.	645,660	17,129,360
CommScope, Inc.*	471,890	22,259,051

Transportation—1.0%
J.B. Hunt Transport Services, Inc.	676,665	18,757,155
Total common stocks (cost $1,612,949,007)		1,839,343,036

Repurchase agreement—1.6% (a)	Value
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $29,111,566 on November 1, 2007, collateralized by $29,215,000 United States Treasury Bonds, 4.625% due February 15, 2017, (market value $30,260,151 including interest) (cost $29,108,000)	$29,108,000

Total investment portfolio (cost $1,642,057,007)	$1,868,451,036

* Non-income producing security. (a) Percentages indicated are based on net assets.

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	19%
Industrial	18%
Financial	15%
Technology	15%
Consumer, cyclical	9%
Basic materials	8%
Communications	8%
Energy	6%
Cash/Other	2%

SMALL CAP STOCK FUND
Common stocks—95.4% (a)	Shares	Value
Advertising—0.4%
Greenfield Online, Inc.*	117,505	$1,793,126

Aerospace/Defense—1.7%
EDO Corporation	133,025	7,715,450

Apparel—1.4%
Carter’s, Inc.*	95,130	2,100,470
Volcom, Inc.*	143,565	4,199,276

Auto parts & equipment—1.6%
Cooper Tire & Rubber Company	70,450	1,569,626
Titan International, Inc.	187,520	5,674,355

Banks—2.8%
Boston Private Financial Holdings, Inc.	37,540	1,079,650
Cadence Financial Corporation	110,736	1,796,138
Cardinal Financial Corporation	221,600	2,169,464
Signature Bank*	79,400	2,711,510
Southwest Bancorp, Inc.	120,815	2,287,028
Sterling Bancshares, Inc.	143,194	1,746,967
Texas Capital Bancshares, Inc.*	52,610	1,164,259

Biotechnology—1.0%
Charles River Laboratories International, Inc.*	40,200	2,331,600
Myriad Genetics, Inc.*	38,065	2,107,278

38	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2007

SMALL CAP STOCK FUND (cont’d)
Common stocks—95.4% (a)	Shares	Value

Building materials—2.1%
Goodman Global, Inc.*	105,160	$2,592,194
Lennox International Inc.	100,185	3,576,604
Texas Industries Inc.	46,925	3,428,340

Chemicals—2.4%
Quaker Chemical Corporation	63,165	1,363,101
Terra Industries Inc.*	165,685	6,112,120
Zoltek Companies Inc.*	77,525	3,430,481

Commercial services—7.8%
Chemed Corporation	54,300	3,112,476
Corrections Corporation of America*	105,504	2,984,708
Cross Country Healthcare, Inc.*	199,866	3,139,895
Gartner, Inc.*	105,350	2,307,165
Global Cash Access Holdings, Inc.*	305,495	3,051,895
Interactive Data Corporation	129,818	4,172,351
LECG Corporation*	226,710	3,969,692
Net 1 UEPS Technologies, Inc.*	87,500	2,801,750
On Assignment, Inc.*	335,810	2,800,655
The GEO Group, Inc.*	101,625	3,214,399
The Providence Service Corporation*	121,750	3,870,432

Computers—2.4%
Compellent Technologies, Inc.*	119,365	1,921,776
Electronics for Imaging, Inc.*	96,750	2,205,900
FactSet Research Systems Inc.	48,247	3,402,378
Mercury Computer Systems, Inc.*	118,650	1,855,686
SMART Modular Technologies (WWH), Inc.*	174,775	1,545,011

Cosmetics/Personal care—0.3%
Physicians Formula Holdings, Inc.*	103,982	1,237,386

Distribution/Wholesale—0.5%
MWI Veterinary Supply, Inc.*	33,305	1,390,484
Pool Corporation	40,830	962,771

Diversified manufacturer—2.1%
Actuant Corporation, Class A	59,505	4,104,655
Ameron International Corporation	50,715	5,470,627
Electrical components & equipment—2.2%
Advanced Energy Industries, Inc.*	120,735	1,931,760
Belden, Inc.	67,630	3,940,800
General Cable Corporation*	60,195	4,333,438

Electronics—5.8%
Benchmark Electronics, Inc.*	84,500	1,733,095
Coherent, Inc.*	175,495	5,756,236
Dolby Laboratories Inc., Class A*	78,945	3,273,060
Eagle Test Systems, Inc.*	114,420	1,446,269
OYO Geospace Corporation*	106,003	11,468,465
Sonic Solutions, Inc.*	215,611	2,587,332

Engineering & construction—1.8%
Dycom Industries, Inc.*	118,250	3,340,562
URS Corporation*	80,775	4,992,703

Entertainment—1.0%
Lions Gate Entertainment Corporation*	195,375	2,090,512
Vail Resorts, Inc.*	39,540	2,399,683

Environmental control—1.4%
Casella Waste Systems, Inc., Class A*	75,865	1,117,491
Waste Connections, Inc.*	152,408	5,152,914

Financial services—2.8%
Advanta Corporation, Class A	49,350	702,744
Compass Diversified Holdings	176,247	2,839,339
Cowen Group, Inc.*	69,985	849,618
FCStone Group, Inc.*	114,998	4,053,680

Common stocks—95.4% (a)	Shares	Value
Greenhill & Co., Inc.	25,340	$1,874,653
Investment Technology Group Inc.*	54,530	2,284,807

Gas—0.6%
AGL Resources, Inc.	72,775	2,876,796

Healthcare products—4.8%
American Medical Systems Holdings, Inc.*	229,405	2,934,090
Cutera, Inc.*	140,995	3,457,197
Merit Medical Systems, Inc.*	280,427	3,659,572
Respironics, Inc.*	75,820	3,795,549
SurModics, Inc.*	55,915	3,172,617
Thoratec Corporation*	170,700	3,408,879
Vital Images, Inc.*	70,670	1,240,258

Healthcare services—4.1%
AMERIGROUP Corporation*	51,500	1,802,500
Amsurg Corporation*	120,365	3,183,654
Centene Corporation*	195,290	4,556,116
Icon PLC, Sponsored ADR*	69,786	4,047,588
Matria Healthcare, Inc.*	66,410	1,705,409
Pediatrix Medical Group, Inc.*	53,479	3,502,874

Home furnishings—1.6%
Universal Electronics, Inc.*	200,460	7,236,606

Household products—0.6%
Jarden Corporation*	74,440	2,644,109

Insurance—3.2%
American Equity Investment Life Holding Company	267,850	2,616,894
American Safety Insurance Holdings, Ltd.*	52,655	1,065,737
Assured Guaranty Ltd.	97,363	2,246,164
First Mercury Financial Corporation*	69,150	1,531,672
IPC Holdings, Ltd.	89,335	2,672,010
Platinum Underwriters Holdings, Ltd.	50,600	1,821,600
RAM Holdings, Ltd.*	354,645	2,450,597

Internet—3.6%
1-800-FLOWERS.COM, Inc., Class A*	403,000	4,831,970
CNET Networks, Inc.*	378,480	3,058,118
Internet Capital Group, Inc.*	126,075	1,618,803
SonicWALL, Inc.*	305,122	3,154,961
TIBCO Software, Inc.*	314,455	2,886,697
U.S. Auto Parts Network, Inc.*	95,090	798,756

Leisure time—0.5%
WMS Industries, Inc.*	66,795	2,315,783

Machinery—1.9%
Altra Holdings, Inc.*	87,830	1,427,238
Bucyrus International, Inc., Class A	63,432	5,233,140
Wabtec Corporation	47,400	1,778,922

Machinery-Diversified—0.4%
Flowserve Corporation	20,600	1,626,576

Metal fabricate/hardware—2.3%
Kaydon Corporation	150,655	8,103,732
Northwest Pipe Company*	31,440	1,160,765
RBC Bearings Inc.*	28,135	1,130,746

Mining—0.5%
Iamgold Corporation	282,234	2,475,192

Miscellaneous manufacturer—0.7%
Polypore International, Inc.*	182,105	3,124,922

Multimedia—0.5%
Entravision Communications Corporation, Class A*	257,510	2,343,341

The accompanying notes are an integral part of the financial statements.	39

Investment Portfolios

10.31.2007

SMALL CAP STOCK FUND (cont’d)
Common stocks—95.4% (a)	Shares	Value

Oil & gas—1.5%
Comstock Resources, Inc.*	103,000	$3,764,650
Grey Wolf, Inc.*	235,500	1,325,865
Rosetta Resources, Inc.*	91,600	1,740,400

Oil & gas services—3.6%
Core Laboratories NV*	28,765	4,197,964
Dresser-Rand Group, Inc.*	82,200	3,181,140
Lufkin Industries, Inc.	71,180	4,232,363
Oceaneering International Inc.*	60,650	4,686,426

Pharmaceuticals—1.7%
Animal Health International, Inc.*	135,355	1,475,370
Cubist Pharmaceuticals, Inc.*	152,705	3,573,297
Herbalife Ltd.	64,970	2,864,527

Printing & publishing—0.9%
John Wiley & Sons, Inc., Class A	94,075	4,137,418

REITs—2.3%
Annaly Capital Management, Inc.	164,700	2,814,723
Deerfield Triarc Capital Corporation	287,117	2,741,967
Kite Realty Group Trust	113,328	2,053,503
MFA Mortgage Investments, Inc.	347,460	2,974,258

Retail—6.3%
AFC Enterprises, Inc.*	130,400	1,740,840
BJ’s Restaurants, Inc.*	118,705	2,349,172
Cash America International, Inc.	194,165	7,572,435
FGX International Holdings Ltd.*	98,264	1,680,314
Genesco Inc.*	41,190	1,902,978
Insight Enterprises, Inc.*	88,400	2,443,376
Nu Skin Enterprises, Inc., Class A	141,425	2,442,410
Red Robin Gourmet Burgers, Inc.*	61,405	2,457,428
School Specialty, Inc.*	128,979	4,353,041
Stage Stores, Inc.	93,150	1,747,494

Savings & loans—0.3%
Provident Financial Services, Inc.	100,950	1,599,048

Semiconductors—0.5%
Microsemi Corporation*	82,000	2,182,020

Software—7.7%
ACI Worldwide, Inc.*	88,527	2,024,612
ANSYS, Inc.*	132,205	5,130,876
Aspen Technology, Inc.*	302,225	5,270,804
Avid Technology, Inc.*	169,950	4,994,830
Bottomline Technologies, Inc.*	153,200	2,460,392
Eclipsys Corporation*	288,195	6,501,679
Quality Systems, Inc.	28,670	1,038,714
SPSS, Inc.*	64,750	2,460,500
Sybase, Inc.*	82,850	2,369,510
The9 Ltd., Sponsored ADR*	78,095	2,479,516

Telecommunications—2.7%
CommScope, Inc.*	58,250	2,747,652
EMS Technologies, Inc.*	100,535	2,819,001
Ixia*	144,960	1,516,282
Sirenza Microdevices, Inc.*	48,475	801,776
Switch & Data Facilities Company, Inc.*	87,872	1,729,321
Symmetricom, Inc.*	310,300	1,470,822
Virgin Mobile USA, Inc., Class A*	90,240	1,096,416

Common stocks—95.4% (a)	Shares	Value

Transportation—1.1%
Genesee & Wyoming, Inc., Class A*	58,950	$ 1,728,414
Quintana Maritime Ltd.	111,900	3,127,605
Total common stocks (cost $338,727,816)		433,341,589

Investment companies—1.9% (a)
Apollo Investment Corporation	177,290	3,687,632
iShares Russell 2000 Index Fund	27,960	2,301,667
PennantPark Investment Corporation	187,496	2,448,707
Total investment companies (cost $8,990,702)		8,438,006

Total investment portfolio excluding repurchase agreement (cost $347,718,518)		441,779,595

Repurchase agreement—2.6% (a)
Repurchase agreement with Fixed Income Clearing Corporation, dated October 31, 2007 @ 4.41% to be repurchased at $11,730,437 on November 1, 2007, collateralized by $11,950,000 United States Treasury Bonds, 4.25% due August 15, 2014, (market value $12,173,332 including interest) (cost $11,729,000)		$11,729,000

Total investment portfolio (cost $359,447,518)		$453,508,595

*Non-income producing security. (a) Percentages indicated are based on net assets. ADR—American depository receipt REIT—Real estate investment trust

Sector allocation
Sector	Percent of net assets
Industrial	23%
Consumer, non-cyclical	19%
Consumer, cyclical	13%
Financial	13%
Technology	12%
Communications	8%
Energy	5%
Other sectors	4%
Cash/Other	3%

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods				From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Capital Appreciation Trust
Class A
11/01/06	10/31/07	*	$29.67	$0.04	$6.46	(b)	$6.50	$—	($0.18)	($0.18)	$35.99	1.20		1.20		0.11		62	22.02		$566
09/01/06	10/31/06	*	28.59	(0.01)	1.09	(b)	1.08	—	—	—	29.67	1.23	(c)	1.23	(c)	(0.19	)(c)	7	3.78	(d)	387
09/01/05	08/31/06	*	26.28	(0.06)	2.37	(b)	2.31	—	—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
09/01/04	08/31/05	*	22.85	—	3.43	(b)	3.43	—	—	—	26.28	1.18		1.18		0.01		42	15.01		391
09/01/03	08/31/04		21.82	(0.08)	1.11		1.03	—	—	—	22.85	1.19		1.19		(0.39)		27	4.72		321
09/01/02	08/31/03		18.26	(0.12)	3.68		3.56	—	—	—	21.82	1.26		1.26		(0.66)		22	19.50		248
Class C
11/01/06	10/31/07	*	27.13	(0.19)	5.88	(b)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62	21.09		170
09/01/06	10/31/06	*	26.17	(0.04)	1.00	(b)	0.96	—	—	—	27.13	1.99	(c)	1.99	(c)	(0.94	)(c)	7	3.67	(d)	149
09/01/05	08/31/06	*	24.29	(0.25)	2.13	(b)	1.88	—	—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
09/01/04	08/31/05	*	21.27	(0.17)	3.19	(b)	3.02	—	—	—	24.29	1.93		1.93		(0.73)		42	14.20		120
09/01/03	08/31/04		20.46	(0.24)	1.05		0.81	—	—	—	21.27	1.94		1.94		(1.14)		27	3.96		111
09/01/02	08/31/03		17.25	(0.21)	3.42		3.21	—	—	—	20.46	1.97		1.97		(1.37)		22	18.61		96
Class I*
11/01/06	10/31/07		29.73	0.17	6.49	(b)	6.66	—	(0.18)	(0.18)	36.21	0.80		0.80		0.51		62	22.51		51
09/01/06	10/31/06		28.63	0.01	1.09	(b)	1.10	—	—	—	29.73	0.85	(c)	0.85	(c)	0.20	(c)	7	3.84	(d)	30
03/21/06	08/31/06		28.93	0.01	(0.31	)(b)	(0.30)	—	—	—	28.63	0.91	(c)	0.91	(c)	0.07	(c)	58	(1.04	)(d)	26
Class R-3*
09/12/07	10/31/07		33.30	(0.05)	2.72	(b)	2.67	—	—	—	35.97	1.65	(c)	7.17	(c)	(1.26	)(c)	62	8.02	(d)	0
Class R-5*
11/01/06	10/31/07		29.68	0.16	6.47	(b)	6.63	—	(0.18)	(0.18)	36.13	0.85		0.85		0.48		62	22.45		12
10/02/06	10/31/06		29.04	—	0.64	(b)	0.64	—	—	—	29.68	0.85	(c)	0.85	(c)	(0.20	)(c)	7	2.20	(d)	7

Core Equity Fund
Class A*
11/01/06	10/31/07		16.54	0.13	1.48	(b)	1.61	(0.08)	(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
11/01/05	10/31/06		14.29	0.09	2.16	(b)	2.25	—	—	—	16.54	1.53		1.52		0.57		43	15.75		23
05/02/05	10/31/05		14.29	(0.01)	0.01	(b)	—	—	—	—	14.29	1.65	(c)	3.25	(c)	(0.09	)(c)	66	—	(d)	19
Class C*
11/01/06	10/31/07		16.35	(0.02)	1.47	(b)	1.45	—	(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17
11/01/05	10/31/06		14.23	(0.03)	2.15	(b)	2.12	—	—	—	16.35	2.28		2.27		(0.19)		43	14.90		15
05/02/05	10/31/05		14.29	(0.05)	(0.01	)(b)	(0.06)	—	—	—	14.23	2.40	(c)	4.00	(c)	(0.85	)(c)	66	(0.42	)(d)	10
Class I*
11/01/06	10/31/07		16.60	0.19	1.48	(b)	1.67	(0.14)	(0.12)	(0.26)	18.01	0.95		1.06		1.12		45	10.22		183
03/03/06	10/31/06		15.17	0.08	1.35	(b)	1.43	—	—	—	16.60	0.95	(c)	1.23	(c)	0.87	(c)	43	9.43	(d)	128
Class R-5*
04/02/07	10/31/07		16.51	0.00	1.47	(b)	1.47	—	—	—	17.98	0.91	(c)	0.91	(c)	0.05	(c)	45	8.90	(d)	1

Diversified Growth Fund
Class A*
11/01/06	10/31/07		28.11	(0.24)	9.18	(b)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28		130
11/01/05	10/31/06		26.72	(0.14)	2.95	(b)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
11/01/04	10/31/05		25.26	(0.22)	2.89	(b)	2.67	—	(1.21)	(1.21)	26.72	1.34		1.34		(0.81)		75	10.66		127
11/01/03	10/31/04		23.92	(0.23)	1.57		1.34	—	—	—	25.26	1.38		1.38		(0.92)		92	5.60		80
11/01/02	10/31/03		18.21	(0.23)	5.94		5.71	—	—	—	23.92	1.48		1.48		(1.14)		152	31.36		60
Class C*
11/01/06	10/31/07		26.18	(0.42)	8.46	(b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28		69
11/01/05	10/31/06		25.15	(0.32)	2.77	(b)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
11/01/04	10/31/05		24.02	(0.39)	2.73	(b)	2.34	—	(1.21)	(1.21)	25.15	2.09		2.09		(1.55)		75	9.80		67
11/01/03	10/31/04		22.92	(0.40)	1.50		1.10	—	—	—	24.02	2.13		2.13		(1.68)		92	4.80		65
11/01/02	10/31/03		17.57	(0.37)	5.72		5.35	—	—	—	22.92	2.23		2.23		(1.89)		152	30.45		52
Class I*
11/01/06	10/31/07		28.16	(0.11)	9.21	(b)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83		0
06/21/06	10/31/06		26.63	(0.04)	1.57	(b)	1.53	—	—	—	28.16	0.95	(c)	1.05	(c)	(0.42	)(c)	111	5.75	(d)	0

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)	Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Growth and Income Trust
Class A*
11/01/06	10/31/07	$14.68	$0.36	$3.60	(b)	$3.96	($0.34)	($0.53)	($0.87)	$17.77	1.35		1.40		2.28	63	28.17		$96
10/01/06	10/31/06	14.43	0.02	0.34	(b)	0.36	(0.11)	—	(0.11)	14.68	1.35	(c)	1.56	(c)	1.33 (c)	4	2.52	(d)	68
10/01/05	09/30/06	13.81	0.38	1.43	(b)	1.81	(0.34)	(0.85)	(1.19)	14.43	1.35		1.42		2.74	54	13.90		68
10/01/04	09/30/05	11.80	0.28	1.99	(b)	2.27	(0.26)	—	(0.26)	13.81	1.35		1.51		2.13	73	19.41		45
10/01/03	09/30/04	11.10	0.16	0.68		0.84	(0.14)	—	(0.14)	11.80	1.35		1.50		1.31	80	7.57		41
10/01/02	09/30/03	9.07	0.12	2.02		2.14	(0.11)	—	(0.11)	11.10	1.35		1.61		1.20	82	23.82		36
Class C*
11/01/06	10/31/07	14.38	0.23	3.50	(b)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52	63	27.05		59
10/01/06	10/31/06	14.12	0.01	0.34	(b)	0.35	(0.09)	—	(0.09)	14.38	2.10	(c)	2.31	(c)	0.58 (c)	4	2.46	(d)	47
10/01/05	09/30/06	13.54	0.27	1.40	(b)	1.67	(0.24)	(0.85)	(1.09)	14.12	2.10		2.17		2.00	54	13.01		46
10/01/04	09/30/05	11.57	0.18	1.96	(b)	2.14	(0.17)	—	(0.17)	13.54	2.10		2.26		1.37	73	18.60		31
10/01/03	09/30/04	10.88	0.07	0.66		0.73	(0.04)	—	(0.04)	11.57	2.10		2.25		0.57	80	6.73		26
10/01/02	09/30/03	8.90	0.04	1.99		2.03	(0.05)	—	(0.05)	10.88	2.10		2.36		0.45	82	22.82		19

High Yield Bond Fund
Class A*
11/01/06	10/31/07	7.75	0.61	(0.23	)(b)	0.38	(0.60)	—	(0.60)	7.53	1.20		1.65		7.74	87	4.93		29
10/01/06	10/31/06	7.69	0.05	0.06	(b)	0.11	(0.05)	—	(0.05)	7.75	1.20	(c)	1.90	(c)	7.06 (c)	5	1.40	(d)	31
10/01/05	09/30/06	7.77	0.57	(0.07	)(b)	0.50	(0.58)	—	(0.58)	7.69	1.17		1.52		7.40	63	6.79		32
10/01/04	09/30/05	7.85	0.57	(0.09	)(b)	0.48	(0.56)	—	(0.56)	7.77	1.10		1.34		7.14	25	6.35		38
10/01/03	09/30/04	7.61	0.58	0.27		0.85	(0.61)	—	(0.61)	7.85	1.10		1.24		7.54	35	11.60		43
10/01/02	09/30/03	6.64	0.56	0.95		1.51	(0.54)	—	(0.54)	7.61	1.10		1.32		7.75	31	23.70		52
Class C*
11/01/06	10/31/07	7.68	0.55	(0.22	)(b)	0.33	(0.55)	—	(0.55)	7.46	1.79		2.18		7.13	87	4.38		17
10/01/06	10/31/06	7.62	0.04	0.06	(b)	0.10	(0.04)	—	(0.04)	7.68	1.75	(c)	2.45	(c)	6.51 (c)	5	1.37	(d)	21
10/01/05	09/30/06	7.70	0.52	(0.06	)(b)	0.46	(0.54)	—	(0.54)	7.62	1.72		2.07		6.85	63	6.26		21
10/01/04	09/30/05	7.79	0.52	(0.09	)(b)	0.43	(0.52)	—	(0.52)	7.70	1.65		1.89		6.59	25	5.68		25
10/01/03	09/30/04	7.55	0.54	0.27		0.81	(0.57)	—	(0.57)	7.79	1.65		1.79		7.00	35	11.07		28
10/01/02	09/30/03	6.60	0.52	0.94		1.46	(0.51)	—	(0.51)	7.55	1.65		1.87		7.15	31	22.90		31

International Equity Fund
Class A*
11/01/06	10/31/07	29.97	0.27	8.87	(b)	9.14	(0.47)	(2.12)	(2.59)	36.52	1.47		1.41		0.83	56	32.58		166
11/01/05	10/31/06	25.20	0.24	6.73	(b)	6.97	(0.16)	(2.04)	(2.20)	29.97	1.71		1.53		0.86	58	29.31		91
11/01/04	10/31/05	20.95	0.09	4.49	(b)	4.58	(0.33)	—	(0.33)	25.20	1.78		2.00		0.38	78	21.98		50
11/01/03	10/31/04	17.93	0.05	3.12		3.17	(0.15)	—	(0.15)	20.95	1.78		2.15		0.24	162	17.74		29
11/01/02	10/31/03	14.68	0.10	3.15		3.25	—	—	0.00	17.93	1.78		2.43		0.63	133	22.14		23
Class C*
11/01/06	10/31/07	27.85	0.01	8.23	(b)	8.24	(0.31)	(2.12)	(2.43)	33.66	2.23		2.17		0.05	56	31.60		189
11/01/05	10/31/06	23.58	0.02	6.30	(b)	6.32	(0.01)	(2.04)	(2.05)	27.85	2.46		2.28		0.07	58	28.38		118
11/01/04	10/31/05	19.66	(0.08)	4.20	(b)	4.12	(0.20)	—	(0.20)	23.58	2.53		2.75		(0.35)	78	21.06		73
11/01/03	10/31/04	16.89	(0.09)	2.93		2.84	(0.07)	—	(0.07)	19.66	2.53		2.90		(0.46)	162	16.85		47
11/01/02	10/31/03	13.94	(0.03)	2.98		2.95	—	—	—	16.89	2.53		3.18		(0.25)	133	21.16		26

Mid Cap Stock Fund
Class A*
11/01/06	10/31/07	30.12	(0.06)	5.61	(b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)	185	20.08		1,312
11/01/05	10/31/06	27.79	(0.10)	4.39	(b)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)	180	16.18		904
11/01/04	10/31/05	24.57	(0.13)	3.35	(b)	3.22	—	—	—	27.79	1.15		1.15		(0.48)	146	13.11		633
11/01/03	10/31/04	21.67	(0.15)	3.05		2.90	—	—	—	24.57	1.20		1.20		(0.64)	124	13.38		370
11/01/02	10/31/03	17.99	(0.14)	3.82		3.68	—	—	—	21.67	1.28		1.28		(0.72)	163	20.46		217

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Mid Cap Stock Fund (con’t)
Class C*
11/01/06	10/31/07	$27.83	$(0.26)	$5.13	(b)	$4.87	$—	($3.08)	($3.08)	$29.62	1.88		1.88		(0.94)		185	19.21		$410
11/01/05	10/31/06	26.00	(0.29)	4.08	(b)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)		180	15.31		345
11/01/04	10/31/05	23.16	(0.31)	3.15	(b)	2.84	—	—	—	26.00	1.90		1.90		(1.23)		146	12.26		284
11/01/03	10/31/04	20.59	(0.31)	2.88		2.57	—	—	—	23.16	1.95		1.95		(1.39)		124	12.48		214
11/01/02	10/31/03	17.22	(0.27)	3.64		3.37	—	—	—	20.59	2.03		2.03		(1.46)		163	19.57		149
Class I*
11/01/06	10/31/07	30.15	0.05	5.62	(b)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50		94
06/06/06	10/31/06	28.21	(0.01)	1.95	(b)	1.94	—	—	—	30.15	0.84	(c)	0.84	(c)	(0.15	)(c)	180	6.88	(d)	17
Class R-3*
11/01/06	10/31/07	30.10	(0.10)	5.60	(b)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91		1
08/10/06	10/31/06	27.82	(0.04)	2.32	(b)	2.28	—	—	—	30.10	1.27	(c)	1.27	(c)	(0.60	)(c)	180	8.20	(d)	0
Class R-5*
11/01/06	10/31/07	30.13	0.07	5.61	(b)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55		34
10/02/06	10/31/06	28.96	—	1.17	(b)	1.17	—	—	—	30.13	0.67	(c)	0.67	(c)	(0.15	)(c)	180	4.04	(d)	12

Small Cap Stock Fund
Class A*
11/01/06	10/31/07	37.87	(0.15)	6.46	(b)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64	17.65		327
11/01/05	10/31/06	32.93	(0.15)	6.23	(b)	6.08	—	(1.14)	(1.14)	37.87	1.24		1.24		(0.43)		49	18.89		269
11/01/04	10/31/05	32.19	(0.13)	2.43	(b)	2.30	—	(1.56)	(1.56)	32.93	1.30		1.25		(0.39)		50	7.08		225
11/01/03	10/31/04	29.00	(0.16)	3.35		3.19	—	—	—	32.19	1.33		1.33		(0.50)		59	11.00		182
11/01/02	10/31/03	21.36	(0.19)	7.83		7.64	—	—	—	29.00	1.30		1.42		(0.83)		45	35.77		111
Class C*
11/01/06	10/31/07	34.17	(0.39)	5.76	(b)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75		110
11/01/05	10/31/06	30.03	(0.38)	5.66	(b)	5.28	—	(1.14)	(1.14)	34.17	1.99		1.99		(1.18)		49	18.02		100
11/01/04	10/31/05	29.70	(0.34)	2.23	(b)	1.89	—	(1.56)	(1.56)	30.03	2.05		2.00		(1.13)		50	6.26		91
11/01/03	10/31/04	26.96	(0.36)	3.10		2.74	—	—	—	29.70	2.08		2.08		(1.26)		59	10.16		78
11/01/02	10/31/03	20.00	(0.35)	7.31		6.96	—	—	—	26.96	2.05		2.17		(1.58)		45	34.79		57
Class I*
11/01/06	10/31/07	37.91	(0.06)	6.51	(b)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03		2
06/27/06	10/31/06	33.68	(0.02)	4.25	(b)	4.23	—	—	—	37.91	0.95	(c)	1.08	(c)	(0.14	)(c)	49	12.56	(d)	0
Class R-3*
11/01/06	10/31/07	37.88	(0.28)	6.50	(b)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40		1
09/19/06	10/31/06	35.99	(0.03)	1.92	(b)	1.89	—	—	—	37.88	1.60	(c)	2.05	(c)	(1.04	)(c)	49	5.25	(d)	0
Class R-5*
11/01/06	10/31/07	37.88	—	6.47	(b)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10		15
10/02/06	10/31/06	35.86	—	2.02	(b)	2.02	—	—	—	37.88	0.83	(c)	0.83	(c)	(0.10	)(c)	49	5.63	(d)	13

* Per share amounts have been calculated using the monthly average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Redemption fee amounts represent less than $0.01 per share. (c) Annualized. (d) Not annualized.

The accompanying notes are an integral part of the financial statements.	43

Statements of Assets and Liabilities

10.31.2007

	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth and Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund

Assets
Investments, at value (a)	$775,332,085	$202,598,000	$183,703,195	$140,178,942	$43,848,084	$350,150,218	$1,839,343,036	$441,779,595
Repurchase agreements (b)	14,457,000	29,459,000	5,472,000	11,595,000	10,000	7,830,000	29,108,000	11,729,000
Cash	301	640	921	279	628	38,110	164	205
Foreign currency (identified cost $1,635,489)	—	—	—	—	—	1,632,310	—	—
Receivable for investments sold	7,320,376	—	10,445,363	1,713,993	687,849	2,173,945	26,505,066	1,144,299
Receivable for fund shares sold	3,505,920	758,142	214,069	1,917,258	40,781	1,291,573	4,608,040	725,774
Receivable for dividends and interest	128,542	77,372	27,815	132,112	1,048,376	348,863	732,595	69,340
Receivable for recoverable foreign withholding taxes	—	—	—	75	—	132,486	—	—
Unrealized gain on forward foreign currency contracts	—	—	—	—	—	1,941,039	—	—
Prepaid expenses	41,477	20,707	24,801	22,853	14,218	20,910	57,536	25,135
Total assets	800,785,701	232,913,861	199,888,164	155,560,512	45,649,936	365,559,453	1,900,354,437	455,473,348

Liabilities
Payable for investments purchased	—	5,209,652	—	—	48,299	3,858,407	42,767,043	272,090
Payable for fund shares redeemed	1,267,871	222,963	217,735	129,191	225,690	184,325	4,358,268	728,959
Accrued investment advisory fee	399,890	114,757	98,506	69,745	20,916	204,597	845,705	231,493
Accrued administrative fee	97,372	20,994	24,626	19,001	5,966	43,295	229,276	57,163
Accrued distribution fee	260,466	20,327	84,011	68,021	2,607	187,123	624,546	162,991
Accrued shareholder servicing fee	52,460	14,220	14,225	13,623	—	18,111	119,507	28,797
Accrued fund accounting fee	8,300	8,200	8,120	7,900	9,300	10,000	8,500	8,500
Accrued trustees and officers compensation	7,629	7,704	7,704	7,704	7,629	7,704	7,704	10,704
Unrealized loss on forward foreign currency contracts	—	—	—	—	—	5,486,217	—	—
Other accrued expenses	82,277	65,469	73,313	69,438	72,560	118,537	139,919	67,473
Total liabilities	2,176,265	5,684,286	528,240	384,623	392,967	10,118,316	49,100,468	1,568,170
Net assets	798,609,436	227,229,575	199,359,924	155,175,889	45,256,969	355,441,137	1,851,253,969	453,905,178

Net assets consists of
Paid-in capital	511,505,194	196,503,217	116,778,266	105,357,429	56,697,837	243,526,328	1,434,909,272	294,545,912
Undistributed net investment income (loss)	—	1,407,924	—	(85,994)	444,200	2,615,079	(208,006)	110,883
Accumulated net realized gain (loss)	99,803,669	9,826,208	31,156,471	16,309,427	(7,120,102)	29,198,039	190,158,674	65,187,306
Net unrealized appreciation (depreciation) on investment and other assets and liabilities denominated in foreign currencies	187,300,573	19,492,226	51,425,187	33,595,027	(4,764,966)	80,101,691	226,394,029	94,061,077
Net assets	798,609,436	227,229,575	199,359,924	155,175,889	45,256,969	355,441,137	1,851,253,969	453,905,178

Net assets, at market value
Class A	566,276,803	26,649,661	130,135,102	96,315,537	28,736,077	166,070,730	1,312,375,390	326,667,866
Class C	169,637,035	17,302,249	69,205,053	58,860,352	16,520,892	189,370,407	409,753,418	109,607,223
Class I	51,065,162	182,691,470	19,769	N/A	N/A	N/A	93,672,120	1,954,818
Class R-3	484	—	—	N/A	N/A	N/A	1,479,964	915,965
Class R-5	11,629,952	586,195	—	N/A	N/A	N/A	33,973,077	14,759,305

Net asset value (“NAV”), offering and redemption price per share
Class A	$35.99	$17.95	$34.48	$17.77	$7.53	$36.52	$32.59	$41.33
Maximum offering price (c)	$37.78	$18.85	$36.20	$18.66	$7.82	$38.34	$34.22	$43.39
Class C	$32.64	$17.68	$31.65	$17.34	$7.46	$33.66	$29.62	$36.69
Class I	$36.21	$18.01	$34.69	N/A	N/A	N/A	$32.74	$41.51
Class R-3	$35.97	$—	$—	N/A	N/A	N/A	$32.52	$41.25
Class R-5	$36.13	$17.98	$—	N/A	N/A	N/A	$32.73	$41.50

Shares of beneficial interest outstanding
Class A	15,732,204	1,485,038	3,774,183	5,420,688	3,815,634	4,547,263	40,270,942	7,903,788
Class C	5,197,043	978,750	2,186,504	3,393,510	2,215,580	5,626,174	13,835,202	2,987,278
Class I	1,410,281	10,141,419	570	N/A	N/A	N/A	2,861,220	47,098
Class R-3	13	—	—	N/A	N/A	N/A	45,510	22,207
Class R-5	321,887	32,601	—	N/A	N/A	N/A	1,038,009	355,678

(a) Identified cost	$588,031,512	$183,105,774	$132,278,008	$106,584,817	$48,613,050	$266,501,142	$1,612,949,007	$347,718,518

(b) Identified cost is the same as value. (c) For all funds except for the High Yield Bond Fund, maximum offering price is computed as 100/95.25 of NAV. For the High Yield Bond Fund, it is computed as 100/96.25 of NAV.

44	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.01.2006 - 10.31.2007

	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth and Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund

Investment income
Dividends (a)	$8,086,310	$3,372,205	$890,985	$3,931,328	$6,929	$6,014,021	$13,222,055	$2,766,423
Interest	881,919	772,254	191,947	898,558	4,678,008	321,559	1,914,985	964,588
Total income	8,968,229	4,144,459	1,082,932	4,829,886	4,684,937	6,335,580	15,137,040	3,731,011

Expenses
Investment advisory fee	4,268,410	1,198,181	1,153,798	773,862	236,320	2,010,943	8,774,979	2,571,173
Administrative fee	849,888	220,819	288,441	166,638	78,773	417,910	2,367,604	635,191
Distribution fees	2,887,237	226,666	1,006,015	738,440	249,137	1,848,021	6,835,986	1,856,409
Shareholder servicing fees	760,184	301,118	272,465	161,256	62,661	238,876	2,004,942	592,078
Fund accounting fee	99,324	96,825	96,540	95,542	112,223	45,481	101,725	101,725
Professional fees	76,581	81,995	85,857	107,096	98,767	94,159	86,922	71,017
State qualification expenses	95,787	72,295	67,744	46,835	42,597	49,783	113,101	79,383
Reports to shareholders	104,876	33,451	31,055	46,596	17,148	28,753	190,861	50,408
Trustees and officers compensation	32,525	35,025	34,925	36,400	36,325	34,725	34,925	37,925
Custodian fee	33,106	11,479	23,439	27,951	9,995	274,391	86,295	29,163
Other	141,714	69,048	79,267	55,415	35,916	66,248	267,593	93,789
Total expenses before adjustments	9,349,632	2,346,902	3,139,546	2,256,031	979,862	5,109,290	20,864,933	6,118,261
Fees and expenses waived	(2)	(285,913)	(21)	(274,018)	(264,258)	—	—	(29)
Recovered fees previously waived by Manager	—	142,950	—	229,300	42,633	154,907	—	—
Expense offsets	(10,276)	(1,389)	(579)	(1,103)	(1,736)	(5,127)	(16,245)	(11,725)
Total expenses after adjustments	9,339,354	2,202,550	3,138,946	2,210,210	756,501	5,259,070	20,848,688	6,106,507
Net investment income (loss)	(371,125)	1,941,909	(2,056,014)	2,619,676	3,928,436	1,076,510	(5,711,648)	(2,375,496)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	108,925,891	9,853,047	38,129,001	16,322,391	789,990	31,857,601	196,324,615	67,742,702
Net realized gain (loss) on foreign currency transactions	—	—	—	(91,022)	—	(365,868)	—	—
Net change in unrealized appreciation (depreciation) on investments	28,252,567	7,274,527	20,335,484	13,964,125	(2,105,924)	48,090,567	99,728,816	3,021,994
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	—	5,619	—	(3,475,712)	—	—
Net gain (loss) on investments	137,178,458	17,127,574	58,464,485	30,201,113	(1,315,934)	76,106,588	296,053,431	70,764,696
Net increase (decrease) in net assets resulting from operations	136,807,333	19,069,483	56,408,471	32,820,789	2,612,502	77,183,098	290,341,783	68,389,200

(a) Net of foreign withholding taxes	$3,918	$21,505	$3,191	$176,570	$—	$647,326	$80,021	$2,113

The accompanying notes are an integral part of the financial statements.	45

Statements of Changes in Net Assets

	Capital Appreciation Trust			Core Equity Fund		Diversified Growth Fund
	11/1/06 to 10/31/07	9/1/06 to 10/31/06	9/1/05 to 8/31/06	11/1/06 to 10/31/07	11/1/05 to 10/31/06	11/1/06 to 10/31/07	11/1/05 to 10/31/06

Net assets, beginning of period	$611,368,188	$588,324,651	$545,008,908	$165,300,826	$29,140,394	$213,089,008	$213,566,366
Increase (decrease) in net assets from operations
Net investment income (loss)	(371,125)	(398,755)	(2,659,497)	1,941,909	672,015	(2,056,014)	(1,745,537)
Net realized gain (loss) on investments	108,925,891	8,653,090	17,400,953	9,853,047	1,253,630	38,129,001	21,417,912
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	28,252,567	13,834,753	29,584,095	7,274,527	12,753,682	20,335,484	2,130,893
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	136,807,333	22,089,088	44,325,551	19,069,483	14,679,327	56,408,471	21,803,268
Distributions to shareholders from
Net investment income	—	—	—	(1,206,000)	—	—	—
Net realized gains	(3,788,440)	—	—	(1,258,126)	—	(19,610,548)	(11,646,538)
Net distributions to shareholders	(3,788,440)	—	—	(2,464,126)	—	(19,610,548)	(11,646,538)
Fund share transactions
Proceeds from shares sold-Class A	138,904,199	12,797,525	81,495,115	5,744,266	8,121,283	16,056,256	36,854,536
Proceeds from shares converted-Class A	37,528,784	560,707	4,965,497	—	—	13,841,816	2,956,722
Issued as reinvestment of distributions-Class A	2,202,349	—	—	265,763	—	11,255,297	6,475,969
Cost of shares redeemed-Class A	(91,369,855)	(18,848,219)	(175,105,196)	(4,591,890)	(6,837,762)	(69,956,204)	(45,488,988)
Proceeds from shares sold-Class C	16,143,301	2,866,559	15,038,275	3,550,960	4,615,270	3,163,935	5,246,601
Issued as reinvestment of distributions-Class C	902,418	—	—	105,968	—	6,032,538	3,632,777
Cost of shares redeemed-Class C	(25,724,333)	(3,913,082)	(31,426,351)	(2,133,706)	(2,280,583)	(16,813,493)	(14,412,678)
Proceeds from shares sold-Class I	16,921,374	4,450,510	26,735,728	61,816,094	125,296,337	1,286	12,877
Issued as reinvestment of distributions-Class I	189,247	—	—	2,040,608	—	1,246	—
Cost of shares redeemed-Class I	(4,060,070)	(1,488,410)	(627,937)	(22,070,365)	(7,434,519)	(80)	—
Proceeds from shares sold-Class R-3	467	—	—	—	—	—	—
Issued as reinvestment of distributions-Class R-3	—	—	—	—	—	—	—
Cost of shares redeemed-Class R-3	—	—	—	—	—	—	—
Proceeds from shares sold-Class R-5	5,107,344	6,722,474	—	654,996	—	—	—
Issued as reinvestment of distributions-Class R-5	39,845	—	—	—	—	—	—
Cost of shares redeemed-Class R-5	(2,055,464)	(267,132)	—	(59,314)	—	—	—
Net decrease from fund share transactions-Class B	(40,507,272)	(1,927,341)	(12,523,584)	—	—	(14,109,621)	(5,913,419)
Proceeds from Fund reorganization	—	—	90,435,785	—	—	—	—
Proceeds from Fund redemption fees	20	858	2,860	12	1,079	17	1,515
Net increase (decrease) from fund share transactions	54,222,355	954,449	(1,009,808)	45,323,392	121,481,105	(50,527,007)	(10,634,088)
Increase (decrease) in net assets	187,241,248	23,043,537	43,315,743	61,928,749	136,160,432	(13,729,084)	(477,358)
Net assets, end of period (a)	798,609,436	611,368,188	588,324,651	227,229,575	165,300,826	199,359,924	213,089,008
(a) Includes undistributed net investment income (accumulated net investment loss) of:	$—	$—	$—	$1,407,924	$672,015	$—	$—

Shares issued and redeemed
Shares sold-Class A	4,212,669	440,945	2,911,868	339,479	535,048	529,022	1,323,343
Shares converted-Class A	1,216,061	19,407	171,229	—	—	488,654	106,097
Issued as reinvestment of distributions-Class A	72,517	—	—	16,146	—	415,018	239,230
Shares redeemed-Class A	(2,802,627)	(649,177)	(6,308,515)	(264,864)	(453,648)	(2,446,968)	(1,638,249)
Shares sold-Class C	548,264	107,630	586,617	210,707	307,312	114,979	200,869
Issued as reinvestment of distributions-Class C	32,555	—	—	6,485	—	240,724	143,135
Shares redeemed-Class C	(876,012)	(147,179)	(1,218,194)	(125,304)	(150,205)	(626,907)	(557,464)
Shares sold-Class I	519,448	153,827	925,006	3,596,750	8,176,767	44	483
Issued as reinvestment of distributions-Class I	6,215	—	—	123,899	—	46	—
Shares redeemed-Class I	(121,072)	(51,143)	(22,000)	(1,273,788)	(482,209)	(3)	—
Shares sold-Class R-3	13	—	—	—	—	—	—
Issued as reinvestment of distributions-Class R-3	—	—	—	—	—	—	—
Shares redeemed-Class R-3	—	—	—	—	—	—	—
Shares sold-Class R-5	159,807	231,477	—	35,967	—	—	—
Issued as reinvestment of distributions-Class R-5	1,311	—	—	—	—	—	—
Shares redeemed-Class R-5	(61,585)	(9,123)	—	(3,366)	—	—	—
Net decrease from shares issued and redeemed-Class B	(1,441,066)	(72,613)	(478,731)	—	—	(539,018)	(227,323)
Shares issued from Fund reorganization	—	—	3,387,641	—	—	—	—
Shares issued and redeemed	1,466,498	24,051	(45,079)	2,662,111	7,933,065	(1,824,409)	(409,879)

46	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Growth and Income Trust			High Yield Bond Fund			International Equity Fund		Mid Cap Stock Fund		Small Cap Stock Fund
11/1/06 to 10/31/07	10/1/06 to 10/31/06	10/1/05 to 9/30/06	11/1/06 to 10/31/07	10/1/06 to 10/31/06	10/1/05 to 9/30/06	11/1/06 to 10/31/07	11/1/05 to 10/31/06	11/1/06 to 10/31/07	11/1/05 to 10/31/06	11/1/06 to 10/31/07	11/1/05 to 10/31/06

$125,274,504	$123,671,855	$83,335,145	$59,535,011	$59,889,472	$73,334,834	$214,233,953	$126,574,752	$1,336,135,358	$976,278,534	$391,432,606	$329,009,079

2,619,676	105,080	2,657,649	3,928,436	343,243	4,670,290	1,076,510	685,682	(5,711,648)	(6,925,440)	(2,375,496)	(2,377,547)
16,322,391	1,538,982	8,095,682	789,990	(29,939)	978,438	31,857,601	17,646,390	196,324,615	149,252,135	67,742,702	31,540,342
(91,022)	(1,002)	(612,138)	—	—	—	(365,868)	159,459	—	—	—	—
13,964,125	1,501,569	3,528,713	(2,105,924)	517,265	(1,650,907)	48,090,567	35,558,509	99,728,816	24,495,243	3,021,994	32,047,112
5,619	(61,852)	57,136	—	—	—	(3,475,712)	(13,209,309)	—	—	—	—
32,820,789	3,082,777	13,727,042	2,612,502	830,569	3,997,821	77,183,098	40,840,731	290,341,783	166,821,938	68,389,200	61,209,907

(2,539,676)	(870,265)	(2,192,799)	(3,946,469)	(355,189)	(4,853,567)	(2,846,330)	(385,595)	—	—	—	—
(4,406,301)	—	(5,303,263)	—	—	—	(16,103,129)	(11,215,211)	(141,917,616)	(71,749,185)	(30,288,447)	(11,740,872)
(6,945,977)	(870,265)	(7,496,062)	(3,946,469)	(355,189)	(4,853,567)	(18,949,459)	(11,600,806)	(141,917,616)	(71,749,185)	(30,288,447)	(11,740,872)

16,513,271	619,955	14,569,605	6,156,632	241,092	3,847,296	51,170,648	34,278,894	399,168,466	332,910,782	71,844,759	67,609,144
10,070,931	75,026	1,340,461	6,369,229	71,722	601,517	6,528,838	369,297	56,563,684	3,345,616	9,394,896	2,861,428
3,748,593	480,325	3,780,354	1,579,038	128,355	1,699,574	7,266,598	4,237,390	88,138,319	42,403,786	18,044,955	7,321,053
(18,275,435)	(1,662,546)	(13,143,751)	(15,610,120)	(978,632)	(12,279,869)	(16,638,735)	(10,095,366)	(247,533,407)	(174,151,597)	(70,485,402)	(68,717,470)
7,894,536	601,167	6,543,558	1,745,565	137,755	1,942,868	44,943,345	34,501,434	56,839,496	65,779,000	10,617,679	11,788,259
2,370,064	265,228	2,535,748	959,249	81,662	1,106,492	10,025,814	6,284,709	36,460,148	20,629,484	7,858,335	3,261,383
(8,186,586)	(984,154)	(12,636,289)	(6,357,552)	(337,859)	(7,425,064)	(14,413,095)	(11,609,203)	(56,388,856)	(48,255,379)	(16,545,310)	(18,455,938)
—	—	—	—	—	—	—	—	73,813,986	16,881,473	1,646,872	200,581
—	—	—	—	—	—	—	—	1,805,339	—	60,929	—
—	—	—	—	—	—	—	—	(7,810,643)	(516,084)	(95,987)	(823)
—	—	—	—	—	—	—	—	1,175,337	390,523	1,054,630	6,790
—	—	—	—	—	—	—	—	42,742	—	544	—
—	—	—	—	—	—	—	—	(285,060)	(230)	(164,912)	—
—	—	—	—	—	—	—	—	22,191,828	12,054,342	1,853,663	12,353,496
—	—	—	—	—	—	—	—	1,230,356	—	966,637	—
—	—	—	—	—	—	—	—	(4,370,337)	(273,452.00)	(2,298,572)	(164,125)
(10,108,979)	(4,864)	(1,793,491)	(7,786,249)	(173,937)	(2,082,433)	(5,910,449)	441,401	(54,349,258)	(6,424,372)	(9,382,149)	(5,110,174)
—	—	32,909,457	—	—	—	—	—	—	—	—	—
178	—	78	133	1	3	581	10,720	2,304	10,179	252	888
4,026,573	(609,863)	34,105,730	(12,944,075)	(829,841)	(12,589,616)	82,973,545	58,419,276	366,694,444	264,784,071	24,371,819	12,954,492
29,901,385	1,602,649	40,336,710	(14,278,042)	(354,461)	(13,445,362)	141,207,184	87,659,201	515,118,611	359,856,824	62,472,572	62,423,527
155,175,889	125,274,504	123,671,855	45,256,969	59,535,011	59,889,472	355,441,137	214,233,953	1,851,253,969	1,336,135,358	453,905,178	391,432,606

$(85,994)	$(74,972)	$149,373	$444,200	$462,233	$474,179	$2,615,079	$2,283,979	$(208,006)	$—	$110,883	$—

1,016,424	42,513	1,042,262	794,194	31,328	502,210	1,585,498	1,242,282	13,305,724	11,689,772	1,868,618	1,911,902
668,474	5,217	96,325	803,501	9,375	77,918	209,419	13,117	1,955,768	117,013	249,290	79,404
247,300	33,080	281,937	204,297	16,779	222,562	246,325	167,618	3,146,673	1,556,102	493,571	216,727
(1,173,290)	(114,385)	(955,816)	(2,016,031)	(127,362)	(1,605,002)	(516,795)	(366,114)	(8,167,648)	(6,109,314)	(1,816,194)	(1,940,746)
507,831	42,006	483,689	229,553	18,041	256,207	1,511,601	1,338,991	2,079,150	2,488,544	309,828	368,194
161,900	18,652	193,018	125,268	10,773	146,056	366,441	265,851	1,422,557	813,465	240,537	106,303
(540,965)	(68,775)	(938,361)	(833,832)	(44,424)	(978,366)	(486,835)	(451,320)	(2,054,154)	(1,827,351)	(478,108)	(576,405)
—	—	—	—	—	—	—	—	2,480,668	589,088	42,145	5,733
—	—	—	—	—	—	—	—	64,338	—	1,664	—
—	—	—	—	—	—	—	—	(254,540)	(18,334)	(2,422)	(22)
—	—	—	—	—	—	—	—	39,872	13,577	26,015	180
—	—	—	—	—	—	—	—	1,527	—	15	—
—	—	—	—	—	—	—	—	(9,458)	(8)	(4,003)	—
—	—	—	—	—	—	—	—	729,209	416,042	48,285	344,432
—	—	—	—	—	—	—	—	43,894	—	26,425	—
—	—	—	—	—	—	—	—	(141,916)	(9,220)	(59,047)	(4,417)
(687,115)	(388)	(131,458)	(994,210)	(22,888)	(273,565)	(204,012)	18,654	(2,054,330)	(236,147)	(278,831)	(157,298)
—	—	2,495,196	—	—	—	—	—	—	—	—	—
200,559	(42,080)	2,566,792	(1,687,260)	(108,378)	(1,651,980)	2,711,642	2,229,079	12,587,334	9,483,229	667,788	353,987

The accompanying notes are an integral part of the financial statements.	47

Notes to Financial Statements

10.31.2007

NOTE 1  |  Organization and investment objective Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust, and Heritage Series Trust, (each, a “Trust” and collectively the “Trusts”) are organized as separate Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trusts may offer shares in one or more series (each, a “Fund” and collectively the “Funds”) and are advised by Heritage Asset Management, Inc. (the “Manager” or “Heritage”). The Heritage Mutual Funds consist of the Trusts in addition to another investment company advised by the Manager, the Heritage Cash Trust. Members of the Boards of Trustees (“Boards of Trustees” or the “Boards”) for the Heritage Mutual Funds may serve as trustees for one or more Trusts.

The Heritage Capital Appreciation Trust (“Capital Appreciation Trust”) seeks long-term capital appreciation. The Heritage Growth and Income Trust (“Growth and Income Trust”) primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Heritage Income Trust presently offers shares in the High Yield Bond Fund which seeks high current income. The Heritage Series Trust presently offers shares in five series: 1) the Core Equity Fund which seeks long-term growth through capital appreciation; 2) the Diversified Growth Fund which seeks long-term capital appreciation; 3) the International Equity Fund which seeks capital appreciation principally through investment in a portfolio of international equity securities; 4) the Mid Cap Stock Fund which seeks long-term capital appreciation; and 5) the Small Cap Stock Fund which seeks long-term capital appreciation.

At a regular meeting of the Boards of Trustees on August 15, 2006, the Boards voted to change the fiscal and tax year end of the Capital Appreciation Trust from August 31 to October 31 and to change the Growth and Income Trust and High Yield Bond Fund fiscal and tax year ends from September 30 to October 31.

Class offerings The Trusts are authorized and currently offer Class A and Class C shares to the public. Additionally, the Capital Appreciation Trust and Heritage Series Trust are authorized to offer Class I, Class R-3 and Class R-5 shares to qualified buyers (the International Equity Fund currently offers Class A and Class C only).

•

In the High Yield Bond Fund, Class A shares are sold subject to a maximum front-end sales charge of 3.75% of the amount invested payable at the time of purchase. In each of the other Funds, Class A shares are sold at a maximum front-end sales charge of 4.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed prior to one year of purchase.

•

Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC to qualified buyers. As of the fiscal year ended October 31, 2007, there were no shares issued in Class R-3 for the Core Equity Fund or Diversified Growth Fund nor were there shares issued in Class R-5 for the Diversified Growth Fund.

•

Class B shares, an additional class of shares, are no longer offered. As of March 30, 2007, all Class B shares were converted to Class A shares and are no longer outstanding. The conversion from Class B shares was not a taxable event and shareholders, as of the conversion date, were not charged a CDSC.

NOTE 2  |  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The price of each Fund’s shares is based on the Fund’s NAV per share. Each Fund determines the NAV of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the customary trading session (typically 4:00 ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the Fund is priced, Heritage is not required to revalue the Fund.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Boards of Trustees. The Funds value all

48

Notes to Financial Statements

10.31.2007

other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards of Trustees. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAVs. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards of Trustees. Pursuant to the Procedures, the Boards of Trustees has delegated the day-to-day responsibility for applying and administering the Procedures to a Valuation Committee comprised of associates from Heritage. The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange traded equity securities Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Heritage will value the security at fair value in good faith using the Procedures.

•

Foreign securities If market quotations from a pricing source are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Heritage relies on a screening process from a fair valuation vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not reliable and does not reflect the current market value as of the close of the NYSE. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may also fair value a security if certain events occur between the time trading ends on a particular security and the time of the Fund’s NAV calculation. The Fund may fair value the particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Heritage determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

•

Fixed income securities Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the valuation committee described above will fair value the security using Procedures.

•	Short-term securities The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign currency transactions The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses

49

Notes to Financial Statements

10.31.2007

between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

Forward foreign currency contracts Each of the Funds except the Small Cap Stock Fund is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency contracts are valued on each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”) There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Repurchase agreements Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Expenses Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage Mutual Funds based upon methods approved by the Boards of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statements of Operations.

Class allocations Each class of shares has equal rights to earnings and assets except that each class may bear different expense for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains In each of the Funds except the Growth and Income Trust and High Yield Bond Fund, distributions of net investment income are made annually. In the Growth and Income Trust, distributions of net investment income are made quarterly and in the High Yield Bond Fund, distributions of net investment income are made monthly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Distributions All dividends paid by the Funds from net investment income are deemed to be ordinary income for

50

Notes to Financial Statements

10.31.2007

Federal income tax purposes. Dividends paid by each Fund to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/06 to 10/31/07	10/1/06 to 10/31/06	Fiscal year ended 2006 (a)
Core Equity Fund
Class A	$112,366	$—	$—
Class I	1,093,634	—	—
Growth and Income Trust
Class A	1,699,237	526,580	1,333,584
Class B	47,329	59,453	157,271
Class C	793,110	284,232	701,944
High Yield Bond Fund
Class A	2,406,276	192,679	2,620,471
Class B	194,447	44,345	615,708
Class C	1,345,746	118,165	1,617,388
International Equity Fund
Class A	1,450,575	—	342,350
Class B	63,016	—	2,378
Class C	1,332,739	—	40,867
(a) The Core Equity Fund and International Equity Fund’s 2006 fiscal year ended October 31, 2006. The Growth and Income Trust and High Yield Bond Fund’s 2006 fiscal year ended September 30, 2006.

Dividends paid by each Fund to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/06 to 10/31/07	11/1/05 to 10/31/06	10/1/05 to 9/30/06
Capital Appreciation Trust
Class A	$2,342,132	$—	$—
Class B	248,003	—	—
Class C	969,213	—	—
Class I	189,247	—
Class R-5	39,845	—	—
Core Equity Fund
Class A	177,172	—	—
Class C	110,846	—
Class I	970,108	—	—
Diversified Growth Fund
Class A	12,109,563	6,832,930	—
Class B	1,297,838	1,065,603
Class C	6,201,901	3,748,005	—
Class I	1,246	—	—

Distributions from net realized gains	11/1/06 to 10/31/07	11/1/05 to 10/31/06	10/1/05 to 9/30/06
Growth and Income Trust
Class A	$2,351,802	$—	$2,874,598
Class B	355,867	—	468,849
Class C	1,698,632	—	1,959,816
International Equity Fund
Class A	6,501,098	4,261,006	—
Class B	433,516	382,474	—
Class C	9,168,515	6,571,731	—
Mid Cap Stock Fund
Class A	94,068,687	45,723,220	—
Class B	6,231,135	4,446,121	—
Class C	38,164,272	21,579,844	—
Class I	2,180,424	—	—
Class R-3	42,742	—	—
Class R-5	1,230,356	—	—
Small Cap Stock Fund
Class A	20,253,581	7,831,214	—
Class B	747,867	489,107	—
Class C	8,258,155	3,420,551	—
Class I	61,663	—	—
Class R-3	544	—	—
Class R-5	966,637	—	—

Other In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

Redemption fees Effective January 2, 2007, a redemption fee was no longer imposed for any type of transaction. Prior to January 2, 2007, a redemption fee of 2% of the value of the shares sold was imposed on fund shares sold (by redemption or exchange to another Heritage Mutual Fund) within seven calendar days of their acquisition by purchase or exchange. Redemption fees were accounted for as an addition to paid-in capital and offset the costs and market impact associated with short-term money movements.

51

Notes to Financial Statements

10.31.2007

NOTE 3  |  Purchases and sales of securities For the fiscal year ended October 31, 2007, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Trust	$466,298,393	$415,683,646
Core Equity Fund	125,901,009	82,558,539
Diversified Growth Fund	184,455,148	266,388,775
Growth and Income Trust	77,924,375	89,627,951
High Yield Bond Fund (a)	43,955,302	51,571,070
International Equity Fund	250,836,392	151,593,674
Mid Cap Stock Fund	3,157,286,426	2,902,054,228
Small Cap Stock Fund	310,426,448	261,320,323
(a) The High Yield Bond Fund also had paydowns in the amount of $31,711.

NOTE 4  |  Investment advisory fees and other transactions with affiliates Each Fund has agreed to pay to the Manager an investment advisory and administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly. For advisory services provided by the Manager, the current investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Trust (a)	First $1 billion Over $1 billion	0.60% 0.55%
Core Equity Fund	All assets	0.60%
Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Stock Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%
Growth and Income Trust (a)	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
High Yield Bond Fund	First $100 million $100 million to $500 million Over $500 million	0.45% 0.35% 0.30%
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85% 0.65% 0.55%
(a) Prior to January 2, 2007, the investment advisory fee included an administrative fee of 0.15%.

For administrative services provided by the Manager, each Fund has agreed to pay an administrative rate of 0.15% for Class A, Class B, Class C and Class R-3 shares and 0.10% for Class I and Class R-5. For the fiscal year ended October 31, 2007, the amount of administrative fees charged to the Funds were as follows:

Administrative fees	Class A	Class B	Class C
Capital Appreciation Trust (a)	$594,861	$13,811	$198,040
Core Equity Fund	39,156	N/A	24,211
Diversified Growth Fund	183,364	8,206	96,855
Growth and Income Trust (a)	99,077	3,604	63,957
High Yield Bond Fund	46,632	4,112	28,029
International Equity Fund	187,609	3,770	226,531
Mid Cap Stock Fund	1,682,141	35,337	568,706
Small Cap Stock Fund	455,178	5,566	158,960

Administrative fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Trust (a)	$34,872	$—	$8,304
Core Equity Fund	157,419	—	33
Diversified Growth Fund	16	—	—
Mid Cap Stock Fund	57,441	1,640	22,339
Small Cap Stock Fund	1,200	282	14,005
(a) Administrative fee effective January 2, 2007.

Subadvisory fees The Manager enters into subadvisory agreements with certain parties to provide to the Funds investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services.

The Manager entered into subadvisory agreements with unaffiliated parties to serve as subadviser to the Capital Appreciation Trust, Growth and Income Trust, High Yield Bond Fund and International Equity Fund. The Manager also entered into subadvisory agreements with Eagle Asset Management, Inc. (“Eagle”), an affiliate of Heritage, to serve as an additional subadviser to the Capital Appreciation Trust and Growth and Income Trust; however, the Manager currently has not allocated any assets of these Funds to Eagle.

To serve as sole subadviser to the Core Equity Fund, Diversified Growth Fund and Mid Cap Stock Fund, the Manager entered into subadvisory agreements with Eagle. Awad Asset Management, Inc. (“Awad”), an affiliate of Heritage, and Eagle entered into subadvisory agreements with the Manager to serve as subadvisers for the Small Cap Stock Fund. For these subadvisory agreements with Eagle and Awad, the Manager is charged an annualized rate as a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For the Core Equity Fund, the rate charged is 0.375% on all Fund assets. For the Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Stock Fund the rate charged is 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion.

52

Notes to Financial Statements

10.31.2007

Distribution fees Pursuant to the Class A, Class B, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Funds are authorized to pay Heritage Fund Distributors, Inc. (the “Distributor” or “HFD”), a wholly owned subsidiary of Heritage, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. The distribution rate for Class A shares is 0.25%. The distribution rate for both Class B and Class C shares in each of the Funds except for the High Yield Bond Fund is 1%. The distribution rate for both Class B and Class C shares in the High Yield Bond Fund is 0.80%. The distribution rate for Class R-3 shares is 0.50%. The Distribution plan for Class I and Class R-5 shares does not authorize a distribution fee to be paid from Fund assets. For the fiscal year ended October 31, 2007, the amount of distribution fees charged to the Funds were as follows:

Distribution fees	Class A	Class B	Class C
Capital Appreciation Trust	$1,156,814	$157,265	$1,573,158
Core Equity Fund	65,260	N/A	161,406
Diversified Growth Fund	305,606	54,710	645,699
Growth and Income Trust	193,021	40,549	504,870
High Yield Bond Fund	77,721	21,930	149,486
International Equity Fund	312,682	25,131	1,510,208
Mid Cap Stock Fund (b)	2,803,566	235,581	3,791,371
Small Cap Stock Fund (b)	758,627	37,104	1,059,737
(b) The Mid Cap Stock Fund and Small Cap Stock Fund also paid Distribution fees for Class R-3 shares in the amounts of $5,468 and $941, respectively.

The Manager, Fund Accountant, Shareholder Servicing Agent, Eagle, and Awad are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Sales charges For the fiscal year ended October 31, 2007, total front-end and contingent deferred sales charges paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class B	Class C
Capital Appreciation Trust	$221,936	$3	$22,711	$6,981
Core Equity Fund	28,200	30	N/A	1,117
Diversified Growth Fund	42,792	—	6,017	3,078
Growth and Income Trust	85,870	—	5,092	2,107
High Yield Bond Fund	12,867	—	30,508	743
International Equity Fund	278,185	—	456	15,065
Mid Cap Stock Fund	629,813	46	34,366	29,595
Small Cap Stock Fund	190,256	—	3,449	5,254

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions For the fiscal year ended October 31, 2007, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc., an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Trust	$564,995	$6,744
Core Equity Fund	169,490	—
Diversified Growth Fund	418,658	6,221
Growth and Income Trust	108,937	—
International Equity Fund	620,910	304
Mid Cap Stock Fund	5,174,926	45,087
Small Cap Stock Fund	694,983	5,289

Fund accounting fees The Manager is the Fund Accountant for each of the Funds except the International Equity Fund. For providing Fund Accounting services, the Manager receives payment from the Funds at a fixed base fee per fund, a multiple class fee and any out-of-pocket expenses. The Custodian, not the Manager, provides Fund Accounting services for the International Equity Fund.

Shareholder servicing fees The Manager is the Shareholder Servicing Agent for each of the Funds. For providing Shareholder Services, the Manager receives payment from the Funds at a fixed fee per shareholder account plus any out-of-pocket expenses. For the fiscal year ended October 31, 2007, the amount of Shareholder Servicing fees charged to the Funds were as follows:

Shareholder servicing fees	Class A	Class B	Class C
Capital Appreciation Trust	$512,476	$33,148	$204,310
Core Equity Fund	21,550	N/A	25,591
Diversified Growth Fund	173,334	10,739	88,367
Growth and Income Trust	92,034	5,463	63,759
High Yield Bond Fund	38,899	2,959	20,803
International Equity Fund	102,211	3,936	132,729
Mid Cap Stock Fund	1,403,899	45,486	480,517
Small Cap Stock Fund	426,552	7,864	145,661

Shareholder servicing fees (cont’d)	Class I	Class R-3	Class R-5
Capital Appreciation Trust	$4,881	$2	$5,367
Core Equity Fund	253,969	—	8
Diversified Growth Fund	25	—	—
Mid Cap Stock Fund	63,605	468	10,967
Small Cap Stock Fund	1,761	25	10,215

53

Notes to Financial Statements

10.31.2007

Expense limitations For the periods indicated in the table below, the Manager has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	11/1/06 to 1/1/07	1/2/07 to 2/29/08		3/1/08 to 2/28/09
Capital Appreciation Trust
Class A	1.35%	1.35%		1.35%
Class C	2.10%	2.15%		2.15%
Class I	0.95%	0.95%		0.95%
Class R-3	1.65%	1.65%		1.65%
Class R-5	0.95%	0.95%		0.95%
Core Equity Fund
Class A	1.65%	1.65%		1.35%
Class C	2.40%	2.45%		2.15%
Class I	0.95%	0.95%		0.95%
Class R-3	1.90%	1.95%		1.65%
Class R-5	0.95%	0.95%		0.95%
Diversified Growth Fund
Class A	1.60%	1.60%		1.45%
Class C	2.35%	2.40%		2.25%
Class I	0.95%	0.95%		0.95%
Class R-3	1.85%	1.90%		1.75%
Class R-5	0.95%	0.95%		0.95%
Growth and Income Trust
Class A	1.35%	1.35%		1.35%
Class C	2.10%	2.15%		2.15%
High Yield Bond Fund
Class A	1.20%	1.20%		1.20%
Class C	1.75%	1.80%		1.80%
International Equity Fund
Class A	1.65%	1.65%	(c)	1.65%
Class C	2.40%	2.45%	(c)	2.45%
Mid Cap Stock Fund
Class A	1.45%	1.45%		1.45%
Class C	2.20%	2.25%		2.25%
Class I	0.95%	0.95%		0.95%
Class R-3	1.70%	1.75%		1.75%
Class R-5	0.95%	0.95%		0.95%

Expense limitations rate schedule	11/1/06 to 1/1/07	1/2/07 to 2/29/08	3/1/08 to 2/28/09
Small Cap Stock Fund
Class A	1.40%	1.40%	1.40%
Class C	2.15%	2.20%	2.20%
Class I	0.95%	0.95%	0.95%
Class R-3	1.65%	1.70%	1.70%
Class R-5	0.95%	0.95%	0.95%
(c) Effective July 1, 2007, the Manager voluntarily, but not contractually, agreed to waive its fees and/or reimburse expenses to Class A and Class C shares to the extent that the annual operating expense rate for each of these classes of shares exceed 1.45% and 2.25%, respectively, of those shares average daily net assets.

For the fiscal year ended October 31, 2007, fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	Class A	Class C
Growth and Income Trust	$180,508	$93,510
High Yield Bond Fund	176,391	87,867

Expenses waived and/or reimbursed (cont’d)	Class I	Class R-3
Capital Appreciation Trust	$—	$2
Core Equity Fund	285,913	—
Diversified Growth Fund	21	—
Small Cap Stock Fund	29	—

For the fiscal year ending October 31, 2007, a portion or all of a Fund’s fees and expenses previously waived and/or reimbursed may be recoverable by the Manager prior to their expiration date. The Manager must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by the Manager when expenses in the current fiscal year fall below the expense rate limitation in effect; for more details, see the expense limitations rate schedule. The following table illustrates the amounts that the Manager is allowed to recover by Fund and by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/09	10/31/08	9/30/08
Capital Appreciation Trust Class R-3	$2	$—	$—
Core Equity Fund Class I	142,963	181,171	—
Diversified Growth Fund Class I	21	5	—
Growth and Income Trust Class A	38,361	13,514	47,734

54

Notes to Financial Statements

10.31.2007

Recoverable expenses	10/31/09	10/31/08	9/30/08
Growth and Income Trust Class C	$6,357	$8,286	$29,266
High Yield Bond Fund	—	22,450	228,000
High Yield Bond Fund Class A	148,917	8,288	—
High Yield Bond Fund Class C	72,708	4,382	—
Small Cap Stock Fund Class I	29	46	—

For the fiscal year ending October 31, 2007, the Manager recovered previously waived expenses from the Core Equity Fund, Growth and Income Trust, High Yield Bond Fund and International Equity Fund in the amounts of $142,950, $229,300, $42,633 and $154,907, respectively.

Trustees and officers compensation Each member of the Board of Trustees who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual retainer along with meeting fees for those Heritage Mutual Funds’ meetings attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Certain Officers of the Trusts may also be Officers and/or Directors of Heritage. Such Officers receive no compensation from the Heritage Mutual Funds except for the Heritage Mutual Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each portfolio in the Heritage Mutual Funds.

NOTE 5  |  Fund reorganizations On December 23, 2005, the Capital Appreciation Trust acquired all the net assets of the Heritage Series Trust—Growth Equity Fund (“Growth Equity Fund”) pursuant to a plan of reorganization approved by Growth Equity Fund shareholders on December 20, 2005. The reorganization was accomplished by a tax-free exchange of 3,387,641 shares of the Capital Appreciation Trust for 3,299,612 shares of Growth Equity Fund outstanding on December 23, 2005. Growth Equity Fund’s net assets at that date, $90,435,785, including $8,306,571 unrealized appreciation, were combined with those of the Capital Appreciation Trust. The aggregate net assets of the Capital Appreciation Trust immediately before the acquisition were

$521,500,895. The combined net assets of the Capital Appreciation Trust immediately after the acquisition were $611,936,680.

On December 23, 2005, the Growth and Income Trust acquired all the assets and liabilities of the Heritage Series Trust—Value Equity Fund (“Value Equity Fund”) pursuant to a plan of reorganization approved by Value Equity Fund shareholders on December 20, 2005. The reorganization was accomplished by a tax-free exchange of 2,495,196 shares of

Growth and Income Trust for 1,640,841 shares of Value Equity Fund outstanding on December 23, 2005. Value Equity Fund’s net assets at that date, $32,909,457, including $7,630,040 unrealized appreciation, were combined with those of Growth and Income Trust. The aggregate net assets of Growth and Income Trust immediately before the acquisition were $88,010,980. The combined net assets of Growth and Income Trust immediately after the acquisition were $120,920,437.

NOTE 6  |   Federal income taxes and distributions Each fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since the Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences.

Capital Appreciation Trust For the period ended October 31, 2007, to reflect reclassifications arising from permanent book/tax differences attributable to a net operating loss and expiration of a capital loss carryforward, the Capital Appreciation Trust increased (credited) accumulated net investment loss by $371,125 and accumulated net realized gain by $3,615,322 and decreased (debited) paid-in capital by $3,986,447. For the period ended October 31, 2007, capital loss carryforwards of $3,986,447 were utilized by the Capital Appreciation Trust. As of October 31, 2007, the Capital Appreciation Trust had net tax basis capital loss carryforwards in the aggregate of $3,632,938 of which $3,320,219 may be applied to any net taxable capital gain until October 31, 2008 with the balance of $312,719 expiring on October 31, 2009.

Diversified Growth Fund For the fiscal year ended October 31, 2007, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and the use of a tax practice that treats a portion of the proceeds from the redemption of shares as a distribution of taxable realized capital gains, the Fund increased (credited) accumulated net investment loss by $2,056,014 and paid-in capital by $4,799,298 and decreased (debited) accumulated net realized gain by $6,855,312.

55

Notes to Financial Statements

10.31.2007

Growth and Income Trust For the period ended October 31, 2007, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency transactions, the Growth and Income Trust decreased (debited) undistributed net investment income and increased (credited) accumulated net realized gain by $91,022.

High Yield Bond Fund For the period ended October 31, 2007, capital loss carryforwards of $796,081 were utilized by the High Yield Bond Fund. As of October 31, 2007, the High Yield Bond Fund had net tax basis capital loss carryforwards in the aggregate of $7,113,981 which may be applied to any net taxable capital gain until their expiration dates. The following table illustrates the amount of capital loss carryforwards available to offset future realized capital gains and the fiscal year in which these amounts will expire.

	10/31/14	9/30/10	9/30/09	9/30/08
Capital Loss Carryforward	$29,939	$2,929,867	$178,539	$3,975,636

International Equity Fund For the fiscal year ended October 31, 2007, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses, investments in passive foreign investment companies and net operating losses, the Fund increased (credited) undistributed net investment income by $2,100,919 and decreased (debited) accumulated net realized gain by $2,090,820 and paid-in capital by $10,099.

Mid Cap Stock Fund For the fiscal year ended October 31, 2007, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) accumulated net realized gain by $5,503,641.

Small Cap Stock Fund For the fiscal year ended October 31, 2007, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $2,486,379 and decreased (debited) accumulated net realized gain $2,305,735 and paid-in capital $180,644.

For income tax purposes, distributions paid during the fiscal periods indicated were as follows:

	Ordinary Income			Long-Term Capital Gains
	10/31/07	10/31/06	9/30/06	10/31/07	10/31/06	9/30/06
Capital Appreciation Trust	$—	$—	$—	$3,788,440	$—	$—
Core Equity Fund	2,085,566	—	—	378,560	—	—
Diversified Growth Fund	1,780,902	—	—	17,829,646	11,646,538	—
Growth and Income Trust	2,539,676	826,184	2,429,719	4,406,301	44,081	5,066,343
High Yield Bond Fund	3,946,469	355,189	4,853,567	—	—	—
International Equity Fund	4,278,214	2,961,062	—	14,674,245	8,639,744	—
Mid Cap Stock Fund	62,496,340	25,071,417	—	79,421,276	46,677,768	—
Small Cap Stock Fund	—	—	—	30,288,447	11,740,872	—

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain
Capital Appreciation Trust	$27,491,756	$76,150,113
Core Equity Fund	3,528,086	7,735,846
Diversified Growth Fund	15,259,442	15,919,820
Growth and Income Trust	3,919,583	12,490,069
High Yield Bond Fund	333,253	—
International Equity Fund	—	29,731,534
Mid Cap Stock Fund	95,343,214	96,870,458
Small Cap Stock Fund	8,165,886	56,766,609

As of October 31, 2007, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Trust	$588,237,601
Core Equity Fund	183,135,576
Diversified Growth Fund	132,300,801
Growth and Income Trust	106,775,745
High Yield Bond Fund	48,614,610
International Equity Fund	267,529,077
Mid Cap Stock Fund	1,615,168,192
Small Cap Stock Fund	347,774,745

56

Notes to Financial Statements

10.31.2007

As of October 31, 2007, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Capital Appreciation Trust	$196,761,946	$(9,667,462)	$187,094,484
Core Equity Fund	24,478,329	(5,015,905)	19,462,424
Diversified Growth Fund	51,687,404	(285,010)	51,402,394
Growth and Income Trust	36,464,048	(3,060,851)	33,403,197
High Yield Bond Fund	434,250	(5,200,776)	(4,766,526)
International Equity Fund	89,467,038	(6,845,897)	82,621,141
Mid Cap Stock Fund	249,171,208	(24,996,364)	224,174,844
Small Cap Stock Fund	115,417,874	(21,413,024)	94,004,850

NOTE 7  |  New accounting pronouncements In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to the Funds, and is not in a position at this time to estimate the significance of its impact on the Funds’ financial statements.

57

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and the Shareholders of

Heritage Capital Appreciation Trust, Heritage Growth and Income Trust

Heritage Income Trust and Heritage Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, Heritage Income Trust—High Yield Bond Fund, Heritage Series Trust—Core Equity Fund, Heritage Series Trust—Diversified Growth Fund, Heritage Series Trust—International Equity Fund, Heritage Series Trust—Mid Cap Stock Fund and Heritage Series Trust—Small Cap Stock Fund (hereafter referred to as the “Funds”) at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 19, 2007

58

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

Overview At a meeting held on August 14, 2007, the Board, including the independent Trustees (together, the “Board”), approved the re-appointment of Heritage Asset Management, Inc. (“Heritage”) as the investment adviser to the Capital Appreciation Trust, Core Equity Fund, Diversified Growth Fund, Growth and Income Trust, High Yield Bond Fund, International Equity Fund, Mid Cap Stock Fund, and Small Cap Stock Fund (each, a “Fund” and collectively, the “Funds”). In addition, the Board approved the re-appointment of (1) Eagle Asset Management, Inc (“Eagle”) as subadviser to the Capital Appreciation Trust, Core Equity Fund, Diversified Growth Fund, Growth and Income Trust, Mid Cap Stock Fund and Small Cap Stock Fund, (2) Goldman Sachs Asset Management, L.P. (“GSAM”) as subadviser to the Capital Appreciation Trust, (3) Thornburg Investment Management (“Thornburg”) as subadviser to Growth and Income Trust, (4) Western Asset Management Company (“Western”) as subadviser to the High Yield Bond Fund, (5) Julius Baer Investment Management, LLC (“Julius Baer”) as subadviser to the International Equity Fund, and (6) Awad Asset Management, Inc. (“Awad”) as subadviser to the Small Cap Stock Fund. The investment advisory and subadvisory agreements are referred herein as an “Agreement” and collectively, the “Agreements.” Eagle, GSAM, Thornburg, Western, Julius Baer, and Awad are referred to herein as a “Subadviser” or collectively, as the “Subadvisers.”

In reaching this decision, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Heritage and the Subadvisers; quarterly assessments of the investment performance of the Funds by personnel of Raymond James Asset Management Services, including attribution analyses that identify the primary causes for both good and poor performance; commentary on the reasons for the performance; presentations by the Funds’ portfolio managers addressing, as applicable, Heritage’s and the Subadvisers’ investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Funds, Heritage and the Subadvisers including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Heritage Funds and/or Heritage are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Funds, Heritage and the Subadvisers. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage and the Subadvisers; (2) the personnel of Heritage and the Subadvisers; (3) the financial condition of Heritage and the Subadvisers; (4) the compliance programs and records of Heritage and the Subadvisers; (5) the performance of the Funds as compared to their peer groups and an appropriate benchmark; (6) the Funds’ expenses, including their advisory fee, the overall expense structure of each Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Heritage, the Subadvisers and their respective affiliates; and (9) the estimated profitability of Heritage and the Subadvisers under the Agreements, when available. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered those factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized or to be realized by Heritage, the Subadvisers and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the Subadvisers with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the Subadvisers from their relationship with the Funds. Because Heritage’s fee is a combined fee covering investment advisory and administration fees under the current agreement, the Board did not consider a comparison of Heritage’s advisory fee relative to other similar funds.

Provided below is an overview of the factors the Board considered at its August meeting. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

59

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

General Considerations for all Funds:

Nature, extent and quality of services With respect to Heritage, the Board considered that the nature of the investment advisory services to be provided under the new Agreement is similar to what has been provided previously to the Funds under the current agreement by Heritage. The Board noted that Heritage oversees and monitors the performance and services provided by the Subadvisers and is responsible for the selection of Fund subadvisers. Heritage also provides administration, transfer agent and fund accounting services to the Funds. In addition, Heritage is responsible for oversight of compliance with applicable law and each Fund’s policies and objectives, review of brokerage matters, and implementation of Board directives as they relate to the Funds. The Board also considered that Heritage recently expanded its investment advisory services to other non-investment company clients and continues to provide the same quality of services to the Funds. Finally, the Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectuses and other public disclosures, have chosen to invest in the Funds.

The Board noted that the Subadvisers are responsible for making investment decisions on behalf of the Funds and placing all orders for the purchase and sale of investments for the Funds with brokers or dealers. The Board considered the industry experience of the Subadvisers’ portfolio management team and Heritage’s recommendation to continue to retain the Subadvisers. The Board also considered information regarding: (1) the background and experience of Heritage’s and the Subadvisers’ personnel who provide services to the Funds; (2) material compliance matters during the last year, if any, and certifications as to the adequacy of the compliance program of Heritage and the Subadvisers; (3) the financial information regarding Heritage and the Subadvisers as provided; and (4) Heritage’s recommendation to continue to retain each Subadviser to manage their respective Fund(s).

Investment performance The Board considered comparisons of each Fund’s Class A performance, including its one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2007 relative to the average performance of its peer group funds and benchmark indexes. The Board also considered the performance of each Subadviser relative to its other accounts managed by that Subadviser to the extent such information was available. Details regarding performance are discussed below in the “Specific Considerations for Each Fund” section.

Fees and expenses The Board considered the advisory fee payable by each Fund to Heritage, the subadvisory fee payable by Heritage to the Subadvisers, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of each Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data ended June 30, 2007. The Board considered that Heritage had undertaken contractual and/or voluntary expense limitations with respect to the Funds in previous years, which will continue. Details regarding fees and expenses are discussed below in the “Specific Considerations for Each Fund” section.

Costs, profitability and economies of scale The Board evaluated Heritage’s and, to the extent available, each Subadviser’s costs and profitability in providing services to the Funds. The Board determined that each Subadviser’s costs and profitability generally are less significant to the Board’s evaluation of the fees and expenses paid by the Funds than Heritage’s advisory fee and profitability and each Fund’s overall expense ratios. The Board noted that Heritage’s profits on the services it provided to the Funds are reasonable in light of Heritage’s costs in providing services to the Funds and that Heritage manages the Funds’ assets and provides a comprehensive compliance program for the Funds.

The Board considered that the Funds’ Advisory fee structure provides for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that the Funds may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage, (2) increased services to the Funds or (3) allocation of fixed fund expenses over a large asset size.

Benefits In evaluating compensation, the Board considered other benefits that may be realized by Heritage, each Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Funds and receives compensation for acting in these capacities. Further, Heritage is responsible for, among other things, coordinating the Funds’ audits, financial statements and tax returns and managing expenses and budgets for the Funds. The Board also noted that Heritage

60

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

has entered into revenue sharing and services agreements with its affiliates for promotion and/or shareholder services.

The Board also recognized that Heritage Fund Distributors, Inc. (“HFD”), a subsidiary of Heritage, serves as the principal underwriter and distributor for the Funds, and as such, receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Heritage have entered into agreements with HFD to sell fund shares and receive compensation from HFD.

The Subadvisers also may engage in soft dollar transactions in connection with transactions on behalf of the Funds. In this regard, the Board considered each Subadviser’s process for selecting broker-dealers and for engaging in soft dollar transactions.

Specific Considerations for Each Fund:

Capital Appreciation Trust In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadvisers; (2) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (3) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (4) the Fund’s expense ratio (including the cap) is lower than the average expense ratio of its peer group, when calculated either with or without Rule 12b-1 fees; and (5) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreements with Eagle and GSAM, the Board considered the following additional factors: (1) the Fund outperformed its peer group and benchmark indexes for all relevant time periods, except that it underperformed its benchmark index for the one-year period; (2) the Fund’s 4-star Morningstar rating; (3) the Fund outperformed GSAM comparable accounts for the one-year, three-year, and since-inception period ended May 31, 2007; (4) GSAM’s representation that its fee schedule is lower than the standard fees charged to other institutional clients but does not have any subadvised fund clients with similar investment objectives and asset levels; and (5) Heritage’s recommendation to continue to retain Eagle and GSAM to manage the Fund.

Core Equity Fund In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (3) the Fund’s expense ratio (including the cap) is higher than the average of its peer group, although, because the fund is relatively new and has increased assets, the total expense ratio has been reduced since 2005; and (4) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreement with Eagle, the Board considered the following additional factors: (1) the Fund outperformed its peer group but underperformed its benchmark index for the one-year period; (2) the Fund commenced operations in May 2005; (3) Heritage’s explanation that the Fund will underperform when sectors for which the portfolio management team does not believe are appropriate investments contribute significantly to the benchmark index; (4) the Fund underperformed comparable Eagle institutional accounts for the since inception period and the 2006 calendar year; (5) Eagle’s explanation that sector position in certain quarters reduced Fund performance relative to its benchmark index; (6) Eagle’s more competitive longer-term track record; (7) Eagle’s representation that its subadvisory fee is lower than that charged to comparable fund clients; and (8) Heritage’s recommendation to continue to retain Eagle to manage the Fund.

Diversified Growth Fund In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (3) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (4) the Fund’s expense ratio (including the cap) is lower than the average expense ratio of its peer group, when calculated either with or without Rule 12b-1 fees; and (5) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact

61

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreement with Eagle, the Board considered the following additional factors: (1) the Fund outperformed its peer group for the one- and five-year periods but underperformed for the three-year period; (2) the Fund outperformed its benchmark index for the one-year period but underperformed for the three- and five-year periods; (3) the Fund’s 3-star Morningstar rating; (4) the Fund’s mixed performance relative to comparable Eagle institutional accounts for the 2003-2006 calendar years and underperformance for the since inception period; (5) Eagle’s representation that it has no mutual fund clients with comparable investment objectives, however the fees paid by the Fund are less than the fee charged for a standard institutional equity account; and (6) Heritage’s recommendation to continue to retain Eagle to manage the Fund.

Growth and Income Trust In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadvisers; (2) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (3) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (4) while the Fund’s expense ratio (including the cap) is higher than the average of its peer group, it is now lower than several years ago due to increased economies of scale; (5) Heritage incurred losses on the operation of the fund; and (6) Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreements with Eagle and Thornburg, the Board considered the following additional factors: (1) the Fund outperformed its peer group and benchmark index for all relevant time periods, except that it underperformed both for the ten-year period; (2) Thornburg commenced as subadviser to the Fund six years ago; (3) the Fund’s 4-star Morningstar rating; (4) Thornburg’s representation that it does not have any subadvised fund clients with similar investment objectives and asset levels; and (5) Heritage’s recommendation to continue to retain Thornburg and Eagle to manage the Fund.

High Yield Bond Fund In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (3) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (4) the Fund’s expense ratio (including the cap) is higher than the average of its peer group; (5) Heritage incurred losses on the operation of the fund; and (6) Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreement with Western, the Board considered the following additional factors: (1) the Fund outperformed its peer group for all relevant time periods except the three-year period where the fund slightly underperformed its peer group, and underperformed its benchmark index for all relevant time periods; (2) the Fund’s 3-star Morningstar rating; (3) Western began managing the Fund in April 2006; (4) the Fund’s recent portfolio style changes may have affected performance results; (5) Western’s representation that it does not charge a lower fee to any of its other clients for which it provides comparable services and if, any comparable client should pay a lower fee in the future, Western will reduce its fees to the same rate; and (6) Heritage’s recommendation to continue to retain Western to manage the Fund.

International Equity Fund In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (3) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (4) the Fund’s expense ratio is higher than the average of its peer group, however, Heritage indicated that the Fund’s expense ratio with the additional voluntary cap is lower than peer group funds; and (5) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

62

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

In considering the approval of the subadvisory Agreement with Julius Baer, the Board considered the following additional factors: (1) the Fund outperformed its peer group and benchmark indexes for the one-, three- and five-year periods but slightly underperformed its peer group for the ten-year period; (2) Julius Baer commenced as subadviser to the Fund five years ago; (3) the Fund’s 4-star Morningstar rating; (4) the Fund outperformed comparable Julius Baer funds for the year-to-date, one-year and three-year periods; (5) Julius Baer’s representation that its fee is lower than other comparable fund clients; and (6) Heritage’s recommendation to continue to retain Julius Baer to manage the Fund.

Mid Cap Stock Fund In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (3) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (4) the Fund’s expense ratio (including the cap) is lower than the average expense ratio of its peer group, when calculated either with or without Rule 12b-1 fees; and (5) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreement with Eagle, the Board considered the following additional factors: (1) the Fund outperformed its peer group and benchmark index for the one- and three-year periods but underperformed for the five-year period; (2) the Fund’s 3-star Morningstar rating; (3) the Fund’s mixed performance relative to comparable Eagle institutional accounts for the 2003-2006 calendar years and underperformance for the since inception period; (4) Eagle’s representation that it has no mutual fund clients with comparable investment objectives, however the fees paid by the Fund are less than the fee charged for a standard institutional equity account; and (5) Heritage’s recommendation to continue to retain Eagle to manage the Fund.

Small Cap Stock Fund In considering the approval of the advisory Agreement, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadvisers; (2) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (3) Heritage’s commitment to continue the contractual expense cap arrangement through February 28, 2009; (4) the Fund’s expense ratio (including the cap) is lower than the average expense ratio of its peer group, when calculated either with or without Rule 12b-1 fees; and (5) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreements with Eagle and Awad, the Board considered the following additional factors: (1) the Fund outperformed its peer group for the one-, three- and five-year periods but underperformed for the ten-year period; (2) the Fund’s 3-star Morningstar rating; (3) the mixed performance of Eagle’s portion of the Fund relative to comparable Eagle institutional accounts for the last ten calendar years and underperformance for the since inception period; (4) the mixed performance of Awad’s portion of the Fund relative to comparable Awad institutional accounts for the last thirteen calendar years and underperformance for the since inception period; (5) Eagle’s representation that its fee is lower than that charged to comparable institutional clients; (6) Awad’s representation that the Fund pays less fees than other institutional clients with the exception of one client; and (7) Heritage’s recommendation to continue to retain Eagle and Awad to manage the Fund.

Conclusions Based on these considerations, the Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and each Subadviser’s services, as applicable to the Fund; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Heritage or a Subadviser were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to approve the Agreements.

63

Understanding Your Ongoing Costs

UNAUDITED

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on May 1, 2007, and held through October 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning account value May 1, 2007	Ending account value October 31, 2007	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Trust
Class A	$1,000.00	$1,101.29	$ 6.31	1.19%
Class C	$1,000.00	$1,097.14	$10.32	1.95%
Class I	$1,000.00	$1,103.63	$ 4.24	0.80%
Class R-3 (b)	$1,000.00	$1,080.18	$ 8.59	4.94%
Class R-5	$1,000.00	$1,103.21	$ 4.69	0.88%
Core Equity Fund
Class A	$1,000.00	$1,031.61	$ 6.58	1.29%
Class C	$1,000.00	$1,027.31	$10.79	2.11%
Class I	$1,000.00	$1,032.68	$ 4.87	0.95%
Class R-5 (c)	$1,000.00	$1,033.33	$ 4.64	0.78%
Diversified Growth Fund
Class A	$1,000.00	$1,171.59	$ 7.51	1.37%
Class C	$1,000.00	$1,167.47	$11.57	2.12%
Class I	$1,000.00	$1,174.34	$ 5.21	0.95%
Growth and Income Trust
Class A	$1,000.00	$1,153.50	$ 7.33	1.35%
Class C	$1,000.00	$1,149.10	$11.65	2.15%
High Yield Bond Fund
Class A	$1,000.00	$ 980.70	$ 5.99	1.20%
Class C	$1,000.00	$ 977.60	$ 8.97	1.80%
International Equity Fund
Class A	$1,000.00	$1,117.85	$ 7.30	1.37%
Class C	$1,000.00	$1,113.46	$11.31	2.12%
Mid Cap Stock Fund
Class A	$1,000.00	$1,084.89	$ 5.90	1.12%
Class C	$1,000.00	$1,081.02	$ 9.79	1.87%
Class I	$1,000.00	$1,086.62	$ 4.26	0.81%
Class R-3	$1,000.00	$1,084.00	$ 6.86	1.31%
Class R-5	$1,000.00	$1,087.01	$ 4.04	0.77%
Small Cap Stock Fund
Class A	$1,000.00	$1,065.76	$ 6.46	1.24%
Class C	$1,000.00	$1,061.94	$10.30	1.98%
Class I	$1,000.00	$1,067.64	$ 4.95	0.95%
Class R-3	$1,000.00	$1,065.07	$ 7.09	1.36%
Class R-5	$1,000.00	$1,067.66	$ 4.92	0.94%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365). (b) Data reflects the 50 day period from September 12, 2007 (commencement of operations) to October 31, 2007. (c) Data reflects the 213 day period from April 2, 2007 (commencement of operations) to October 31, 2007.

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Understanding Your Ongoing Costs

UNAUDITED

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2007 through October 31, 2007 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value May 1, 2007	Ending account value October 31, 2007	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Trust
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class C	$1,000.00	$1,015.36	$9.92	1.95%
Class I	$1,000.00	$1,021.17	$4.07	0.80%
Class R-3	$1,000.00	$1,000.28	$24.93	4.94%
Class R-5	$1,000.00	$1,020.75	$4.51	0.88%
Core Equity Fund
Class A	$1,000.00	$1,018.72	$6.54	1.29%
Class C	$1,000.00	$1,014.56	$10.72	2.11%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
Class R-5	$1,000.00	$1,021.28	$3.97	0.78%
Diversified Growth Fund
Class A	$1,000.00	$1,018.29	$6.98	1.37%
Class C	$1,000.00	$1,014.53	$10.75	2.12%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
Growth and Income Trust
Class A	$1,000.00	$1,018.40	$6.87	1.35%
Class C	$1,000.00	$1,014.37	$10.92	2.15%
High Yield Bond Fund
Class A	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$1,016.13	$9.15	1.80%
International Equity Fund
Class A	$1,000.00	$1,018.31	$6.96	1.37%
Class C	$1,000.00	$1,014.50	$10.78	2.12%
Mid Cap Stock Fund
Class A	$1,000.00	$1,019.55	$5.71	1.12%
Class C	$1,000.00	$1,015.79	$9.49	1.87%
Class I	$1,000.00	$1,021.13	$4.12	0.81%
Class R-3	$1,000.00	$1,018.62	$6.65	1.31%
Class R-5	$1,000.00	$1,021.34	$3.91	0.77%
Small Cap Stock Fund
Class A	$1,000.00	$1,018.95	$6.31	1.24%
Class C	$1,000.00	$1,015.22	$10.06	1.98%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
Class R-3	$1,000.00	$1,018.34	$6.93	1.36%
Class R-5	$1,000.00	$1,020.45	$4.80	0.94%

(a) Expenses are calculated using each Funds’ annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365).

65

Principal Risks

UNAUDITED

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained below.

Risk factor	Capital Appreciation Trust	Core Equity Fund	Diversified Growth Fund	Growth and Income Trust	High Yield Bond Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund
Stock market risks	X	X	X	X		X	X	X
Growth stocks	X	X	X	X		X	X	X
Value stocks		X
Mid-Cap companies	X		X	X			X
Small-Cap companies	X		X	X				X
High-Yield securities				X	X	X
Fixed income securities				X	X	X
Foreign securities				X	X	X
Emerging markets					X	X
Derivatives						X
Covered call options				X
Credit risk					X
Changes in interest rates				X	X
Government sponsored entities				X
Focused holdings	X	X			X			X
Sector risk	X	X				X
Portfolio turnover			X			X	X
Market timing activities				X		X

•

Stock market risks. The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•

Growth stocks. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•

Value stocks. Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

•

Mid-Cap companies. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

•

Small-Cap companies. Investments in small-cap companies generally involve greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap companies and large-cap companies.

•

High-Yield securities. Investments in securities rated below investment grade or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of

66

Principal Risks

UNAUDITED

considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

•

Fixed income securities. A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

•

Foreign securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

•

Emerging markets. When investing in emerging markets, the risks for foreign securities investing mentioned above are heightened. The emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. There are also risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

•

Derivatives. A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

•	Covered call options. Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

•

Credit risk. A fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. A fund can be subject to more credit risk than other income mutual funds because it invests in high-yield debt securities, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

•

Changes in interest rates. Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

•

Government sponsored enterprises. Investments in government sponsored enterprises are obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

•

Focused holdings. For funds that normally hold a core portfolio of stocks of fewer companies than other greater diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value and total return.

•

Sector risk. Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. To the extent that a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

67

•

Portfolio turnover. A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

•

Risk of market timing activities. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the net asset value of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While Heritage monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

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Principal Risks

UNAUDITED

Trustees and Officers

UNAUDITED

Name, age and position(s) held with fund	Term of office and length of time served (a)	Principal occupation during the past 5 years	Number of funds in fund complex overseen by trustee	Directorships of public companies held by trustee

Interested Trustee (b)

Richard K. Riess (58) Chairman of the Board and Trustee	Chairman since 2007 (Trustee since inception in 1985)	Executive Vice President and Managing Director—Asset Management Group of RJF since 1998; Chief Executive Officer of Eagle Asset Management, Inc. (“Eagle”) since 1996; Chief Executive Officer of Heritage since 2000.	10	None

Independent Trustees

James L. Pappas (64) Lead Independent Trustee	Since 2003 (Trustee since 1989)	Lykes Professor of Banking and Finance, University of South Florida College of Business Administration 1986-2006; President, Graduate School of Banking at the University of Wisconsin 1995-2005.	10	None

C. Andrew Graham (67) Trustee	Since inception in 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None

Keith B. Jarrett (59) Trustee	Since 2005	President, KBJ, LLC (investment and advisory company) since 2002; Co-Founder, Rockport Funding, LLC (private investment company) since 2005; Director, Bankserv, Inc (e-payments company) since 1998; Director, Pertrac Financial Solutions (hedge fund software company) since 2005; Director, Medfusion, Inc. (medical information technology company) since 2007.	10	Penn Virginia Resources, MLP

Lincoln Kinnicutt (63)	Since 2007	Retired since 2002; Managing Director of Goldman Sachs 1997-2002.	9	None

William J. Meurer (63) Trustee	Since 2003	Private Financial Consultant since 2000.	10	Sykes Enterprises, Inc.

Deborah L. Talbot, PhD (56) Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay (promotes, markets, and offers networking for the Tampa Bay community) since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

Officers (c)

Stephen G. Hill (48) President	Since 2005	President of Heritage since 2005; Director of Heritage since 1994; President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Awad Asset Management, Inc. (“Awad”) since 2004; Director of Awad since 1998; Director of HFD since 2006.	N/A	N/A

Mathew J. Calabro (40) Senior Vice President and Principal Executive Officer	Since 2007	Senior Vice President of Heritage and HFD since 2005 and 2007, respectively; Chief Compliance Officer of Heritage 2005-2007; Vice President of Heritage 1996-2005.	N/A	N/A

69

Trustees and Officers

UNAUDITED

Name, age and position(s) held with fund	Term of office and length of time served (a)	Principal occupation during the past 5 years	Number of funds in fund complex overseen by trustee	Directorships of public companies held by trustee

Officers (cont’d) (c)

Susan L. Walzer (40) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Heritage since 2007; Director of Compliance for Heritage 2005-2007; Associate Corporate Counsel for RJF 2003-2005; Vice President of Operations and Administration for Raymond James & Associates, Inc. 1997-2003.	N/A	N/A

Andrea N. Mullins (40) Treasurer and Secretary, Principal Financial Officer	Since 2003 (Principal Financial Officer since 2004)	Treasurer and Vice President—Finance of Heritage since 2003; Vice President—Fund Accounting of Heritage 1996-2003.	N/A	N/A

Trustee and Officer information is current as of September 30, 2007. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling 800.421.4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a) Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age of 70 for those Trustees who are elected to office after August 2000. (b) Mr. Riess is an “interested” person of the Trust as that term is defined by the Investment Company Act of 1940. Mr. Riess is affiliated with Heritage, Eagle and RJF. (c) Officers are elected annually for one year terms.

2007 Federal Income Tax Notice

UNAUDITED

For the fiscal year ended October 31, 2007, certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. For each applicable fund, the table below designates the maximum amount of qualified dividend income, which is 100% of what was distributed. In addition, the table designates amounts characterized as long-term capital gains which are also subject to the 15% tax rate. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

	Qualified dividend income	Long-Term capital gains
Capital Appreciation Trust	$—	$3,788,440
Core Equity Fund	2,085,566	378,560
Diversified Growth Fund	1,780,902	20,280,031
Growth and Income Trust	2,539,676	4,406,301
High Yield Bond Fund	3,946,469	—
International Equity Fund	4,278,214	14,674,245
Mid Cap Stock Fund	62,496,340	79,421,276
Small Cap Stock Fund	—	30,288,447

70

HeritageFunds.com

727.567.8143  I  800.421.4184

Heritage Fund Distributors, Inc.

Member FINRA

Not FDIC Insured  t  May Lose Value  t  No Bank Guarantee

Please consider the investment objectives, risks, charges, and expenses of any fund carefully before investing. Contact Heritage at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Heritage Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above, by accessing the website at HeritageFunds.com or by accessing the SEC’s website at www.sec.gov. Would you like to receive future mailings via e-mail? If so, please let us know. Visit HeritageFunds.com to enroll.

10/07	Printed on recycled paper

Item 2.	Code of Ethics

As of the end of the fiscal period October 31, 20071, Heritage Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. Heritage Income Trust has not made any amendments to its code of ethics during the covered period. Heritage Income Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of Heritage Income Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services [2]

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal period ended September 30, 2006, $19,000 for the fiscal period ended October 31, 2006 and $33,000 for the period ended October 31, 2007.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to registrant for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) for the fiscal periods ended September 30, 2006, October 31, 2006 and October 31, 2007. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $35,000 for the fiscal periods ended September 30, 2006 and October 31, 2006 and October 31, 2007.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for tax compliance, tax advice, and tax planning services were $5,000 for the fiscal period ended September 30, 2006, $4,000 for the fiscal period ended October 31, 2006 and $4,000 for the fiscal period ended October 31, 2007. There were no tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant for the fiscal periods ended September 30, 2006, October 31, 2006, and October 31, 2007.

[1]	In the calendar year 2006, the fiscal year end for this Trust changed from September 30 to October 31.
[2]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal periods ended September 30, 2006, October 31, 2006 and October 31, 2007 registrant paid PwC no other fees. There were no fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant for the fiscal periods ended September 30, 2006, October 31, 2006, and October 31, 2007.

(e) Registrant’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal period ended October 31, 2007, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal periods ended September 30, 2006, October 31, 2006 and October 31, 2007.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Income Trust have concluded that such disclosure controls and procedures are effective as of December 20, 2007.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Income Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE INCOME TRUST
Date: January 9, 2008
/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 9, 2008	/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Date: January 9, 2008	/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer